               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals. The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.

You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the following 28 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Accumulation Account Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

MET INVESTORS SERIES TRUST (CLASS A)
      Goldman Sachs Mid-Cap Value Portfolio
      Harris Oakmark International Portfolio
      Janus Aggressive Growth Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      Met/AIM Mid Cap Core Equity Portfolio
      Met/AIM Small Cap Growth Portfolio
      MFS Research International Portfolio
      Neuberger Berman Real Estate Portfolio
      Oppenheimer Capital Appreciation Portfolio
      PIMCO Inflation Protected Bond Portfolio
      PIMCO Total Return Portfolio
      RCM Global Technology Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      Third Avenue Small Cap Value Portfolio
      Turner Mid-Cap Growth Portfolio
      Van Kampen Comstock Portfolio

      MetLife Defensive Strategy Portfolio
      MetLife Moderate Strategy Portfolio
      MetLife Balanced Strategy Portfolio
      MetLife Growth Strategy Portfolio
      MetLife Aggressive Strategy Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A)
      BlackRock Money Market Portfolio
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio
      Salomon Brothers U.S. Government Portfolio


THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.

July 20, 2005

TABLE OF CONTENTS                                                              PAGE
SUMMARY OF BENEFITS AND RISKS.................................................   4
     Benefits of the Policy...................................................   4
     Risks of the Policy......................................................   5
     Risks of the Investment Funds............................................   7
FEE TABLES....................................................................   7
     Transaction Fees.........................................................   8
     Periodic Charges Other Than Investment Fund Operating Expenses...........   9
     Annual Investment Fund Operating Expenses................................  12
THE VARIABLE LIFE INSURANCE POLICY............................................  15
     Who Should Purchase the Policy?..........................................  15
     Replacing Existing Insurance.............................................  15
PURCHASES.....................................................................  16
     Application for a Policy.................................................  16
     Premiums.................................................................  16
     Unscheduled Premiums.....................................................  16
     Communications and Payments..............................................  16
     Lapse and Grace Period...................................................  17
     Reinstatement............................................................  17
     Allocation of Premium....................................................  18
     Accumulation Account Value of Your Policy................................  18
     Method of Determining Accumulation Account Value of an Investment Fund...  18
     Net Investment Factor....................................................  19
     Our Right to Reject or Return a Premium Payment..........................  19
THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS.................................  20
     MetLife Investors and the Separate Account...............................  20
     Certain Payments We Receive with Regard to the Investment Funds..........  22
     Selection of the Investment Funds........................................  22
     Substitution and Limitations on Further Investments......................  23
     Voting...................................................................  23
     Transfers................................................................  23
     Dollar Cost Averaging....................................................  25
     Portfolio Rebalancing....................................................  25
     Description of the MetLife Asset Allocation Program......................  26
DEATH BENEFIT.................................................................  26
     Change of Death Benefit..................................................  28
     Change in Face Amount....................................................  28
ACCESS TO YOUR MONEY..........................................................  29
     Policy Loans.............................................................  29
     Loan Interest Charged....................................................  30
     Security.................................................................  30
     Repaying Policy Debt.....................................................  30
     Partial Withdrawals......................................................  30
     Pro-Rata Surrender.......................................................  31
     Full Surrenders..........................................................  32
OTHER INFORMATION.............................................................  32
     The General Account......................................................  32
     Distribution.............................................................  32
     Suspension of Payments or Transfers......................................  33
     Ownership................................................................  33
     Conversion Rights........................................................  34
     Additional Benefits......................................................  34
     Legal Proceedings........................................................  36
     Experts..................................................................  36
     Financial Statements.....................................................  36
     Restrictions on Financial Transactions...................................  36
CHARGES.......................................................................  36
     Deductions from Each Premium Payment.....................................  37
     Monthly Deduction........................................................  38
     Charges for Additional Benefit Riders....................................  39
     Mortality and Expense Risk Charge........................................  39

             TABLE OF CONTENTS                                PAGE

                  Surrender Charge...........................  40
                  Transaction Charges........................  41
                  Projection of Benefits and Values Charge...  41
                  Investment Fund Expenses...................  41

             FEDERAL TAX STATUS..............................  41

             SPECIAL TERMS...................................  45

             APPENDIX A: ILLUSTRATIONS OF POLICY VALUES......  47

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE SPECIAL TERMS SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Accumulation Account Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it. We will refund the Policy's Accumulation Account Value plus any fees and charges (i.e., premium tax charge, Federal tax charge, selection and issue expense charge, percent of premium charge and mortality and expense charge) deducted from the Accumulation Account Value as of the day we receive your returned Policy. If you are age 60 or older, you may elect on the Policy application to apply 100% of your initial Net Premium to the BlackRock Money Market Portfolio, in which event you would generally receive a refund of the premiums you paid, or you may elect to allocate your initial Net Premium to other investment options, in which event you would receive the Accumulation Account Value. In either event, you may cancel the Policy within 30 days after you receive it.

INVESTMENT CHOICES. You can allocate your Net Premiums and Accumulation Account Value to our General Account or among any or all of the twenty-eight Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.

PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis.

.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Accumulation Account Value from your Policy. The maximum amount you may borrow is the Accumulation Account Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. LOANS MAY HAVE TAX CONSEQUENCES.

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Accumulation Account Value by any whole percentage chosen by you. A PRO-RATA SURRENDER MAY HAVE TAX CONSEQUENCES.

SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Accumulation Account Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A SURRENDER MAY HAVE TAX CONSEQUENCES.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should generally be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Accumulation Account Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Accumulation Account Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Accumulation Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Accumulation Account Value, which can significantly reduce your Policy's Accumulation Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Accumulation Account Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Accumulation Account Value to the General Account, then we credit such Accumulation Account Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Accumulation Account Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies. In addition, if a term rider is added to your Policy, or if your Policy is issued on a substandard basis, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Accumulation Account Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Status." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Accumulation Account Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's Accumulation Account Value, any remaining Accumulation Account Value may be insufficient to pay the income tax due.

LIMITATIONS ON ACCESS TO ACCUMULATION ACCOUNT VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Accumulation Account Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Accumulation Account Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.

LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Accumulation Account Value in an Investment Fund or the General Account. Transfers FROM the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We reserve the right to restrict the number and amount of transfers you may make in a Policy year. We or an Investment Fund may also impose certain restrictions on market timing activities. See "Transfers" and each Investment Fund's prospectus for more details.

TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or makes transfers among the Investment Funds and the General Account.

If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES

Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums                                                 2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target
                                                                                        Premium/1/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2.35% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face         see footnote)/2/              footnote)/2/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of                Not currently charged          $25 for each transfer in excess
Transfers                  Accumulation Account                                         of 12 per Policy year
                           Value among Investment
                           Funds and to and from the
                           General Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         Accumulation Account                                         withdrawal in excess of 12 per
                           Value                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year

/1/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.
/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  MINIMUM AND                           Monthly         $.01 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk/2/   net amount at risk/2/

  CHARGE IN THE FIRST POLICY            Monthly         $.14 per $1,000 of net     $.41 per $1,000 of net
  YEAR FOR A MALE INSURED,                              amount at risk             amount at risk
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A BASE POLICY
  FACE AMOUNT OF $900,000

JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk      net amount at risk

  CHARGE IN THE FIRST POLICY            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  YEAR FOR A MALE AND A                                 amount at risk             amount at risk
  FEMALE INSURED, JOINT ISSUE
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on Accumulation                                 .05% in Policy years 21+   .35% in Policy years 21+
Account Value in the
Separate Account)
---------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Accumulation Account Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  MINIMUM AND                   Monthly during the            $.03 to $.42 per $1,000 of  $.04 to $.65 per $1,000 of
  MAXIMUM CHARGE                first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
                                with respect to a face                                    Coverage Term Rider face
                                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  CHARGE FOR A MALE             Monthly during the first 10   $.12 per $1,000 of base     $.18 per $1,000 of base
  INSURED, ISSUE AGE 50, IN     Policy years (and with        Policy face amount          Policy and Supplemental
  THE PREFERRED NONSMOKER       respect to a face amount                                  Coverage Term Rider face
  RATE CLASS WITH A FACE        increase, during the first 10                             amount
  AMOUNT OF $900,000            Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  MAXIMUM CHARGE                Policy years                  base Policy face amount     base Policy face amount
  FOR THE BASE POLICY

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  FEMALE INSURED, JOINT ISSUE   Policy years                  Policy face amount          Policy face amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000

  MINIMUM AND MAXIMUM           Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  CHARGE FOR THE                Policy years                  rider face amount           rider face amount
  SUPPLEMENTAL COVERAGE
  TERM RIDER

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  FEMALE INSURED, JOINT ISSUE   Policy years                  face amount                 amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A RIDER FACE AMOUNT OF
  $450,000
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The maximum interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The current interest charge is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.00% in Policy year 21 and thereafter. The Accumulation Account Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:

---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  MINIMUM AND                  Monthly                       $.01 to $83.33 per $1,000   $.06 to $83.33 per
  MAXIMUM COST OF                                            of net amount at risk       $1,000 of net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.08 per $1,000 of net      $.19 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  INSURED, ISSUE AGE 40, IN
  THE PREFERRED NONSMOKER
  RATE CLASS WITH A RIDER
  FACE AMOUNT OF $750,000

  SELECTION AND ISSUE          Monthly                       Not currently charged       Same as base Policy -- see
  EXPENSE CHARGE                                                                         preceding table

JOINT AND LAST SURVIVOR
POLICY

  MINIMUM AND                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000
  MAXIMUM COST OF                                            of net amount at risk       of net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A RIDER FACE
  AMOUNT OF $450,000

  SELECTION AND ISSUE          Monthly                       Same as base Policy -- see  Same as base Policy -- see
  EXPENSE CHARGE                                             preceding table             preceding table
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  MINIMUM AND                  Monthly                       $1.30 to $10.88 per $100 of $1.30 to $10.88 per $100 of
  MAXIMUM CHARGE                                             Specified Premium           Specified Premium

  CHARGE IN THE FIRST POLICY   Monthly                       $5.25 per $100 of Specified $5.25 per $100 of Specified
  YEAR FOR A MALE INSURED,                                   Premium                     Premium
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS

  CHARGE IN THE FIRST POLICY   Monthly                       N/A                         N/A
  YEAR FOR A MALE INSURED
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS
---------------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy

--------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND                          Monthly         $3.00 to $28.50 per $100 of $3.00 to $28.50 per $100 of
  MAXIMUM CHARGE                                       monthly deduction           monthly deduction

  CHARGE IN THE FIRST POLICY           Monthly         $14.50 per $100 of monthly  $14.50 per $100 of monthly
  YEAR FOR A MALE INSURED                              deduction                   deduction
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS
--------------------------------------------------------------------------------------------------------------

Additional Riders -- Joint and Last Survivor Policy

------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
------------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  MINIMUM AND                             Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                          rider face amount           rider face amount

  CHARGE FOR A MALE AND                   Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider
  A FEMALE INSURED, JOINT ISSUE                           face amount                 face amount
  AGE 70, IN THE NONSMOKER
  PREFERRED RATE CLASS WITH A
  RIDER FACE AMOUNT
  OF $450,000
------------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES

The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2004, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.

                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .30%   1.14%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .29%   1.04%

       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2006, as described in more detail below.

INVESTMENT FUND EXPENSES

Annual Investment Fund Operating Expenses for the period ended December 31, 2004 (anticipated Annual Investment Fund Operating Expenses for 2005 for the MetLife Defensive Strategy Portfolio, the MetLife Moderate Strategy Portfolio, the MetLife Balanced Strategy Portfolio, the MetLife Growth Strategy Portfolio, the MetLife Aggressive Strategy Portfolio and the Van Kampen Comstock Portfolio), as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:

                                                                                                      Net Total
                                                                                                        Annual
                                                                                                       Expenses
                                                                                                      Including
                                                                               Fee                    Estimated
                                                                             Waivers                     Net
                                                                    Gross      and                     Expenses
                                            Manage-                 Total    Expense   Net Total      of Under-
                                             ment    Other   12b-1  Annual  Reimburse-   Annual         lying
                                             Fees   Expenses Fees  Expenses   ments    Expenses/1/   Portfolios/1/
------------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
 Goldman Sachs Mid-Cap Value Portfolio        .75%    .23%    .00%    .98%     .03%        .95%/2/
 Harris Oakmark International Portfolio       .84%    .20%    .00%   1.04%     .00%       1.04%/2,3/
 Janus Aggressive Growth Portfolio            .68%    .14%    .00%    .82%     .00%        .82%/2,3/
 Lord Abbett Bond Debenture Portfolio         .52%    .06%    .00%    .58%     .00%        .58%/2/
 Lord Abbett Growth and Income Portfolio      .52%    .05%    .00%    .57%     .00%        .57%/3/
 Met/AIM Mid Cap Core Equity Portfolio        .73%    .12%    .00%    .85%     .00%        .85%/2,3/
 Met/AIM Small Cap Growth Portfolio           .90%    .13%    .00%   1.03%     .00%       1.03%/2,3/
 MFS Research International Portfolio         .77%    .29%    .00%   1.06%     .06%       1.00%/2,3/
 Neuberger Berman Real Estate Portfolio       .70%    .14%    .00%    .84%     .00%        .84%/2/
 Oppenheimer Capital Appreciation Portfolio   .60%    .09%    .00%    .69%     .00%        .69%/2/
 PIMCO Inflation Protected Bond Portfolio     .50%    .12%    .00%    .62%     .00%        .62%/2/
 PIMCO Total Return Portfolio                 .50%    .07%    .00%    .57%     .00%        .57%
 RCM Global Technology Portfolio              .90%    .01%    .00%    .91%     .00%        .91%/2/
 T. Rowe Price Mid-Cap Growth Portfolio       .75%    .15%    .00%    .90%     .00%        .90%/2,3/
 Third Avenue Small Cap Value Portfolio       .75%    .12%    .00%    .87%     .00%        .87%/2/
 Turner Mid-Cap Growth Portfolio              .80%    .11%    .00%    .91%     .00%        .91%/2/
 Van Kampen Comstock Portfolio                .65%    .13%    .00%    .78%     .00%        .78%/2,4/
 MetLife Defensive Strategy Portfolio         .10%    .36%    .00%    .46%     .36%        .10%/2,4/     .78%/5/
 MetLife Moderate Strategy Portfolio          .10%    .10%    .00%    .20%     .10%        .10%/2,4/     .81%/5/
 MetLife Balanced Strategy Portfolio          .08%    .03%    .00%    .11%     .01%        .10%/2,4/     .85%/5/
 MetLife Growth Strategy Portfolio            .08%    .04%    .00%    .12%     .02%        .10%/2,4/     .90%/5/
 MetLife Aggressive Strategy Portfolio        .10%    .17%    .00%    .27%     .17%        .10%/2,4/     .93%/5/
------------------------------------------------------------------------------------------------------------------

                                                                                                    Net Total
                                                                                                      Annual
                                                                                                     Expenses
                                                                                                    Including
                                                                               Fee                  Estimated
                                                                             Waivers                   Net
                                                                    Gross      and                   Expenses
                                            Manage-                 Total    Expense   Net Total    of Under-
                                             ment    Other   12b-1  Annual  Reimburse-   Annual       lying
                                             Fees   Expenses Fees  Expenses   ments    Expenses/1/ Portfolios/1/
----------------------------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
 BlackRock Money Market Portfolio             .35%    .07%    .00%   .42%      .01%       .41%/6/
 Davis Venture Value Portfolio                .72%    .06%    .00%   .78%      .00%       .78%
 Harris Oakmark Focused Value Portfolio       .73%    .05%    .00%   .78%      .00%       .78%
 Jennison Growth Portfolio                    .65%    .06%    .00%   .71%      .00%       .71%
 MetLife Stock Index Portfolio                .25%    .05%    .00%   .30%      .01%       .29%/6/
 Salomon Brothers U.S. Government Portfolio   .55%    .09%    .00%   .64%      .00%       .64%
----------------------------------------------------------------------------------------------------------------

/1 /Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements.
/2/ Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages: .95% for the Goldman Sachs Mid-Cap Value Portfolio, 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, .65% for the PIMCO Inflation Protected Bond Portfolio, 1.10% for the RCM Global Technology Portfolio, .90% for the T. Rowe Price Mid-Cap Growth Portfolio, 1.00% for the Third Avenue Small Cap Value Portfolio, .95% for the Turner Mid-Cap Growth Portfolio, .80% for the Van Kampen Comstock Portfolio, .10% for the MetLife Defensive Strategy Portfolio, .10% for the MetLife Moderate Strategy Portfolio, .10% for the MetLife Balanced Strategy Portfolio, .10% for the MetLife Growth Strategy Portfolio and .10% for the MetLife Aggressive Strategy Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Expenses of the Goldman Sachs Mid-Cap Value Portfolio and the MFS Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses of the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005. Due to a waiver not shown in the table, actual Net Total Annual Expenses for the Oppenheimer Capital Appreciation Portfolio were .68% for the year ended December 31, 2004.
/3/ Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive Growth Portfolio, .01% for the Lord Abbett Growth and Income Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.

/4/ Expenses of the MetLife Defensive Strategy Portfolio, the MetLife Moderate Strategy Portfolio, the MetLife Balanced Strategy Portfolio, the MetLife Growth Strategy Portfolio, the MetLife Aggressive Strategy Portfolio and the Van Kampen Comstock Portfolio are annualized estimates for the year ending December 31, 2005.
/5/ This Portfolio is a "fund of funds" that invests substantially all of its assets in other Portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The estimated expenses of the underlying portfolios, AFTER applicable fee waivers and expense reimbursements, according to the allocation targets in place as of the date of this prospectus are: .68% for the MetLife Defensive Strategy Portfolio, .71% for the MetLife Moderate Strategy Portfolio, .75% for the MetLife Balanced Strategy Portfolio, .80% for the MetLife Growth Strategy Portfolio and .83% for the MetLife Aggressive Strategy Portfolio. The estimated gross total annual operating expenses of the Portfolios, including the total operating expenses of the underlying portfolios BEFORE applicable fee waivers and expense reimbursements, according to the allocation targets in place as of the date of this prospectus are: 1.14% for the MetLife Defensive Strategy Portfolio, .91% for the MetLife Moderate Strategy Portfolio, .86% for the MetLife Balanced Strategy Portfolio, .92% for the MetLife Growth Strategy Portfolio and 1.10% for the MetLife Aggressive Strategy Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory.
/6/ Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. have entered into an Expense Agreement under which MetLife Advisers will waive, for the period May 1, 2005 to April 30, 2006, the management fee payable by certain Portfolios in the following percentage amounts: .007% for the MetLife Stock Index Portfolio and .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio.

   For information concerning compensation paid for the sale of the Policies, see "Distribution."

THE VARIABLE LIFE INSURANCE POLICY

The Policy provides for life insurance coverage on the Insured(s). It has a Accumulation Account Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Accumulation Account Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

PURCHASES

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.

PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

COMMUNICATIONS AND PAYMENTS

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Service Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock

Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock
Exchange -- even if due to our delay (such as a delay in answering your telephone call).

LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

After the first 5 Policy years, lapse will occur if:

..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Accumulation Account Value.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Accumulation Account Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Accumulation Account Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement:

..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Accumulation Account Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.

.. Following reinstatement, the No Lapse Period provision will again be applicable for any remaining portion of the No Lapse Period if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.

The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision. If you are age 60 or older and allocate 100% of your initial Net Premium to the BlackRock Money Market Portfolio in order to obtain a refund of premiums should you cancel the Policy during the free look period, we will not automatically reallocate your Accumulation Account Value or your future premiums to the Investment Funds and/or the General Account at the end of the free look period. You must contact our Service Office in order to request a transfer or reallocation.

ACCUMULATION ACCOUNT VALUE OF YOUR POLICY

The Accumulation Account Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Accumulation Account Value of premium allocated to the General Account.

METHOD OF DETERMINING ACCUMULATION ACCOUNT VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Accumulation Account Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Accumulation Account Value equals the Net
Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Accumulation Account Value in an Investment Fund will equal:

(1) The Accumulation Account Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

MetLife Investors Insurance Company of California (MetLife Investors or the Company), is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly-traded company whose principal office is located at 200 Park Avenue, New York, New York 10166. We are located at 22 Corporate Plaza Drive, Newport Beach, California 92660. We established MetLife Investors Variable Life Account Five (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies.

There are currently 28 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.

PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, (877) 357-4419. CERTAIN PORTFOLIOS CONTAINED IN THE INVESTMENT FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.

An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC

Investment Fund                        Sub-Adviser            Investment Objective
---------------------------------------------------------------------------------------------

Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs Asset    Long-term capital appreciation.
                                       Management, L.P.

Harris Oakmark International Portfolio Harris Associates L.P. Long-term capital appreciation.

Investment Fund                            Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------------------------------------

Janus Aggressive Growth Portfolio          Janus Capital           Long-term growth of capital.
                                           Management LLC

Lord Abbett Bond Debenture Portfolio       Lord, Abbett & Co. LLC  High current income and the opportunity for capital appreciation to produce a high total
                                                                   return.

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co. LLC  Long-term growth of capital and income without excessive fluctuations in market
                                                                   value.

Met/AIM Mid Cap Core Equity Portfolio      AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/AIM Small Cap Growth Portfolio         AIM Capital             Long-term growth of capital.
                                           Management, Inc.

MFS Research International Portfolio       Massachusetts Financial Capital appreciation.
                                           Services Company

Neuberger Berman Real Estate Portfolio     Neuberger Berman        Total return through investment in real estate
                                           Management Inc.         securities, emphasizing both capital
                                                                   appreciation and current income.

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      Maximum real return, consistent with
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

RCM Global Technology Portfolio (formerly, RCM Capital             Capital appreciation; no consideration is
PIMCO PEA Innovation)                      Management LLC/1/       given to income.

T. Rowe Price Mid-Cap Growth Portfolio     T. Rowe Price           Long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     EQSF Advisers, Inc.     Long-term capital appreciation.

Turner Mid-Cap Growth Portfolio            Turner Investment       Capital appreciation.
                                           Partners, Inc.

Van Kampen Comstock Portfolio              Morgan Stanley          Capital growth and income.
                                           Investment Management,
                                           Inc. dba Van Kampen
                                           Asset Management

MetLife Defensive Strategy Portfolio       N/A                     A high level of current income with growth
                                                                   of capital a secondary objective.

MetLife Moderate Strategy Portfolio        N/A                     High total return in the form of income and
                                                                   growth of capital, with a greater emphasis on
                                                                   income.

MetLife Balanced Strategy Portfolio        N/A                     A balance between a high level of current
                                                                   income and growth of capital with a greater
                                                                   emphasis on growth of capital.

MetLife Growth Strategy Portfolio          N/A                     Growth of capital.

MetLife Aggressive Strategy Portfolio      N/A                     Growth of capital.

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC

Investment Fund                            Sub-Adviser              Investment Objective
----------------------------------------------------------------------------------------------------------------

BlackRock Money Market Portfolio/2/        BlackRock Advisors, Inc. High level of current income consistent with preservation of capital.

Davis Venture Value Portfolio              Davis Selected Advisers, Growth of capital.
                                           L.P./3/

Harris Oakmark Focused Value Portfolio     Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio                  Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio              Metropolitan Life        To equal the performance of the Standard &
                                           Insurance Company        Poor's 500 Composite Stock Price Index.

Salomon Brothers U.S. Government Portfolio Salomon Brothers Asset   Maximize total return consistent with
                                           Management Inc           preservation of capital and maintenance of
                                                                    liquidity.
----------------------------------------------------------------------------------------------------------------

/1/ Prior to January 15, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.
/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT FUNDS

We do not receive compensation from any of the advisers or sub-advisers of any of the Portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the Portfolios. However, we and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from an Investment Fund. We may benefit accordingly from assets allocated to the Investment Funds to the extent they result in profits to the advisers. (See "Fee Tables -- Annual Investment Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Investment Funds for information on the management fees paid by the adviser to sub-advisers.) Additionally, an investment adviser or sub-adviser of an Investment Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.

SELECTION OF THE INVESTMENT FUNDS

We select the Investment Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Fund's adviser or sub-adviser is one of our affiliates or whether the Investment Fund, its adviser, it sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services. In some cases, we have included Investment Funds based on recommendations made by selling firms through which the Policy is sold. We review the Investment Funds periodically and may remove an Investment Fund or limit its availability to new premium payments and/or transfers of Accumulation Account Value if we determine that the Investment Fund no longer meets one or more of the selection criteria, and/or if the Investment Fund has not attracted significant allocations from Policy Owners. We do not provide investment advice and do not recommend or endorse any particular Investment Fund.

SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Accumulation Account Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

We may, without your consent, substitute one or more of the Investment Funds you have selected with another Investment Fund that may have different fees and expenses. We will not do this without any necessary approval of the Securities and Exchange Commission. We may also, without your consent, limit further investment in an Investment Fund.

If automatic allocations (such as dollar cost averaging or portfolio rebalancing) are being made to an Investment Fund that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Investment Fund will be allocated the BlackRock Money Market Portfolio.

In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Funds will be determined as follows:
Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

Frequent requests from Policy Owners to transfer Accumulation Account Value may dilute the value of an Investment Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Fund and the reflection of that change in the Investment Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Investment Funds and may disrupt portfolio management strategy, requiring an Investment Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Funds (I.E., the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio and Third Avenue Small Cap Value Portfolio) and we monitor transfer activity in those Investment Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Investment Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Investment Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Funds, we rely on the underlying Investment Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Investment Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Accumulation Account Value will not be affected by any gain or loss due to the transfer and your Accumulation Account Value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Funds that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Investment Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.

The Investment Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Investment Funds.

In addition, Policy Owners and other persons with interests in the Policies should be aware that some Investment Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Investment Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Investment Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Investment Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1) the value of the BlackRock Money Market Portfolio is completely depleted; or

2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available --periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Accumulation Account Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM

The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios, each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory is the investment manager of the MetLife asset allocation portfolios.

MetLife Defensive Strategy Portfolio
MetLife Moderate Strategy Portfolio
MetLife Balanced Strategy Portfolio
MetLife Growth Strategy Portfolio
MetLife Aggressive Strategy Portfolio

Each Portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each Portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a Portfolio invests based on, among other things, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each Portfolio's asset allocations among equities, fixed income and cash/money market securities including the allocation within such asset classes and may make changes in the target allocations. Approximately every 90 days, the Portfolios will be rebalanced to their previously established target allocations. (See the Investment Fund prospectuses for a description of the target allocations.)

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios which may be available for investment and with the selection of an allocation of each Portfolio's investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.

DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Accumulation Account Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $250,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Accumulation Account Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                ---------------------------------------------------------
                Applicable Percentage of Accumulation Account Value Table
                         For Insureds Less Than Age 100
                ---------------------------------------------------------
                                                  Policy Accumulation
                                                  Account Value
                Insured Person's Age              Multiple Percentage
                ---------------------------------------------------------
                        40 or under                      250%
                        45                               215%
                        50                               185%
                        55                               150%
                        60                               130%
                        65                               120%
                        70                               115%
                        75 to 90                         105%
                        95 to 99                         101%

                         Joint and Last Survivor Policy
                ---------------------------------------------------------
                Applicable Percentage of Accumulation Account Value Table
                     For Younger Insureds Less Than Age 100
                ---------------------------------------------------------
                                                  Policy Accumulation
                                                  Account Value
                Younger Insured Person's Age      Multiple Percentage
                ---------------------------------------------------------
                        40 or under                      250%
                        45                               215%
                        50                               185%
                        55                               150%
                        60                               130%
                        65                               120%
                        70                               115%
                        75 to 90                         105%
                        95 to 99                         101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Accumulation Account Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Accumulation Account Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Accumulation Account Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days (30 days if you are age 60 or over) after you receive the new Policy specifications page for the increase. The monthly deductions associated with the increase will be restored to the Policy's Accumulation Account Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

.. the Accumulation Account Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500. The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Accumulation Account Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Accumulation Account Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Accumulation Account Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Accumulation Account Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Accumulation Account Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Accumulation Account Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Accumulation Account Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").

LOAN INTEREST CHARGED

The maximum borrowing rate we may charge for a Policy loan is as follows:

                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

The current borrowing rate is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20, and 4.00% in Policy year 21 and thereafter.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Accumulation Account Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS

After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Accumulation Account Value in an Investment Fund or the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Accumulation Account Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Accumulation Account Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Accumulation Account Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Accumulation Account Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, upon written request to us, you can make a Pro-Rata Surrender of the Policy. We will process your Pro-Rata Surrender request upon receipt at our Service Office. The Pro-Rata Surrender will reduce the Face Amount and the Accumulation Account Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Accumulation Account Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:

(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.

You may allocate the amount of decrease in Accumulation Account Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Accumulation Account Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the

Pro-Rata Surrender. A cash payment will be made to you for the amount of Accumulation Account Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 22 Corporate Plaza Drive, Newport Beach, California 92660, for the distribution of the Policies. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay compensation to Distributor for sales of the Policies by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Policies. All selling firms receive commissions. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

We and Distributor currently pay selling firms first-year commissions of up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond.

We and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable annuity and insurance products (including the Policies). Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account.

The Statement of Additional Information contains additional information about the compensation paid for sale of the Policies.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Accumulation Account Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Accumulation Account Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable Accumulation Account Value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.

Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's Accumulation Account Value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Accumulation Account Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of an Accumulation Account Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Accumulation Account Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS

MetLife Investors like other life insurance companies, is involved on occasion in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. MetLife Investors does not believe any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors to meet its obligations under the Policies.

EXPERTS

The financial statements of the sub-accounts of the Separate Account included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company are provided in the Statement of Additional Information.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:

   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment fund bears to the total Accumulation Account Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s).

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Accumulation Account Value, an increase in Accumulation Account Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.

We currently place Insured(s) into an elite nonsmoker rate class, a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.


Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.


In two otherwise identical policies, an Insured in the elite nonsmoker rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class other than elite nonsmoker is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the nonsmoker rate class.)


The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Accumulation Account Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Accumulation Account Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Accumulation Account Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Accumulation Account Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Accumulation Account Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor

Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.

If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy

Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ACCUMULATION ACCOUNT VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH SURRENDER VALUE -- The Accumulation Account Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Accumulation Account Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Accumulation Account Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Accumulation Account Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account Five, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

SERVICE OFFICE -- MetLife Investors Insurance Company of California, P.O. Box 355, Warwick, Rhode Island 02887-0355 (877) 357-4419.

TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

                                  APPENDIX A

                        ILLUSTRATIONS OF POLICY VALUES

The tables in Appendix A illustrate the way the Policies work, based on assumptions about investment returns and the Insured's characteristics. They show how the death benefit, Cash Surrender Value and Accumulation Unit Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a Single Life Policy with a Face Amount of $900,000 for a male aged 50. The Insured is assumed to be in the preferred nonsmoker rate class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (a) the rates of return varied above and below these averages during the period,
(b) premiums were paid in other amounts or at other than annual intervals, or
(c) the Accumulation Unit Value was allocated differently among individual Investment Funds with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another risk class, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

The death benefits, Cash Surrender Values and Accumulation Unit Values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, a selection and issue expense charge, and a charge for the cost of insurance) from the Accumulation Unit Value on the first day of each Policy month. The Cash Surrender Values reflect a surrender charge deducted from the Accumulation Unit Value upon surrender, Face Amount reduction or lapse during the first 10 Policy years. The death benefits, Cash Surrender Values and Accumulation Unit Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .55% in Policy years 1-10, .25% in Policy Years 11-20 and .05% thereafter (on a current basis), and .55% in Policy years 1-10, .45% in Policy years 11-20 and .35% thereafter (on a guaranteed basis), of the average daily value of the assets in the Separate Account attributable to the Policies. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Investment Funds, at an annual rate of .82% of the average daily net assets of the Investment Funds. This average does not reflect expense subsidies by the investment advisers of certain Investment Funds.

The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Investment Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Investment Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.36%, 4.56% and 8.50% in Policy years 1-10, -1.06%, 4.87% and
8.83% in Policy years 11-20 and -0.87%, 5.08% and 9.05% thereafter, respectively, based on the current charge for mortality and expense risks, and -1.36%, 4.56% and 8.50% in Policy years 1-10, -1.26%, 4.66% and 8.61% in Policy years 11-20 and -1.16%, 4.77% and 8.72% thereafter, respectively, based on the guaranteed maximum charge for mortality and expense risks.

If you request, we will furnish a personalized illustration reflecting the proposed Insured's age, sex, rate class, and the Face Amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the Insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 50

                            $13,770 ANNUAL PREMIUM
                        NONSMOKER PREFERRED RATE CLASS

                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

               DEATH BENEFIT               CASH SURRENDER VALUE         ACCUMULATION UNIT VALUE
           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END            GROSS ANNUAL                   GROSS ANNUAL                   GROSS ANNUAL
  OF         RATE OF RETURN OF              RATE OF RETURN OF              RATE OF RETURN OF
POLICY ------------------------------ ------------------------------ ------------------------------
 YEAR     0%        6%        10%        0%        6%        10%        0%        6%        10%
-      --------------------------------------------------------------------------------------------
   1   $900,000 $  900,000 $  900,000 $  3,270 $    3,922 $    4,357 $  9,467 $   10,119 $   10,554
   2    900,000    900,000    900,000   12,300     14,186     15,487   18,496     20,383     21,683
   3    900,000    900,000    900,000   20,795     24,498     27,137   26,991     30,695     33,334
   4    900,000    900,000    900,000   28,803     34,905     39,402   34,999     41,102     45,598
   5    900,000    900,000    900,000   36,349     45,435     52,359   42,546     51,632     58,556
   6    900,000    900,000    900,000   45,115     57,792     67,783   50,623     63,300     73,291
   7    900,000    900,000    900,000   54,249     71,168     84,955   58,380     75,299     89,086
   8    900,000    900,000    900,000   63,095     84,923    103,317   65,849     87,677    106,071
   9    900,000    900,000    900,000   71,614     99,036    122,937   72,991    100,413    124,314
  10    900,000    900,000    900,000   79,785    113,504    143,910   79,785    113,504    143,910
  15    900,000    900,000    900,000  116,993    195,875    280,360  116,993    195,875    280,360
  20    900,000    900,000    900,000  145,113    295,431    487,768  145,113    295,431    487,768
  25    900,000    900,000    900,000  155,933    415,426    817,051  155,933    415,426    817,051
  30    900,000    900,000  1,404,716  137,362    560,706  1,337,825  137,362    560,706  1,337,825
  35    900,000    900,000  2,236,952   67,741    749,359  2,130,431   67,741    749,359  2,130,431
  40             1,067,430  3,493,826           1,016,600  3,327,453           1,016,600  3,327,453
  45             1,376,910  5,211,537           1,363,277  5,159,938           1,363,277  5,159,938
  50             1,812,586  8,000,152           1,812,586  8,000,152           1,812,586  8,000,152

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND ACCUMULATION UNIT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50

                            $13,770 ANNUAL PREMIUM
                        NONSMOKER PREFERRED RATE CLASS
                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

             DEATH BENEFIT          CASH SURRENDER VALUE   ACCUMULATION UNIT VALUE
         ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
 END          GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL
  OF       RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF
POLICY -------------------------- ------------------------ ------------------------
 YEAR     0%       6%      10%      0%      6%      10%      0%      6%      10%
-      ----------------------------------------------------------------------------
   1   $900,000 $900,000 $900,000 $     0 $     0 $      0 $ 4,537 $ 4,994 $  5,299
   2    900,000  900,000  900,000   4,043   5,326    6,215  10,240  11,523   12,411
   3    900,000  900,000  900,000   9,253  11,731   13,505  15,449  17,927   19,701
   4    900,000  900,000  900,000  13,926  17,958   20,943  20,123  24,154   27,139
   5    900,000  900,000  900,000  17,996  23,925   28,470  24,192  30,121   34,667
   6    900,000  900,000  900,000  22,098  30,254   36,732  27,606  35,762   42,240
   7    900,000  900,000  900,000  26,174  36,865   45,672  30,305  40,996   49,803
   8    900,000  900,000  900,000  29,500  43,013   54,570  32,254  45,767   57,324
   9    900,000  900,000  900,000  32,022  48,619   63,376  33,399  49,996   64,753
  10    900,000  900,000  900,000  33,644  53,558   71,990  33,644  53,558   71,990
  15    900,000  900,000  900,000  29,064  69,836  116,590  29,064  69,836  116,590
  20             900,000  900,000          41,720  138,969          41,720  138,969
  25                      900,000                   92,369                   92,369
  30
  35
  40
  45
  50

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND ACCUMULATION UNIT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company of California, P.O. Box 355, Warwick, RI 02887-0355. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Accumulation Account Values by calling 1-866-901-0002.

For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549.




File No. 811-08433

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
MetLife Investors Insurance Company of California and
Contract Owners of MetLife Investors Variable Life Account Five

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors Variable Life Account Five (the Separate Account) of MetLife Investors Insurance Company of California as of December 31, 2004, the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights for each of the periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account Five of MetLife Investors Insurance Company of California as of December 31, 2004, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and their financial highlights for each of the periods in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

St. Louis, Missouri
March 31, 2005

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2004

Sub-account assets:
  Investments:
   Met Investors Series Trust (Met Investors):
    Lord Abbett Growth & Income Portfolio                        54,370 shares $1,491,910
    Lord Abbett Bond Debenture Portfolio                         36,503 shares    461,035
    Lord Abbett Mid-Cap Value Portfolio                           9,443 shares    204,353
    Lord Abbett Growth Opportunity Portfolio                        160 shares      1,667
    JP Morgan Small Cap Stock Portfolio                           9,200 shares    129,998
    AIM Mid Cap Core Equity Portfolio                            28,206 shares    398,551
    AIM Small Cap Growth Portfolio                               27,841 shares    357,474
    Third Avenue Small Cap Value Portfolio                       20,906 shares    300,629
    Janus Aggressive Growth Portfolio                            30,055 shares    229,921
    MFS Research International Portfolio                         31,127 shares    364,804
    T Rowe Price Mid Cap Growth Portfolio                        28,645 shares    216,274
    Oppenheimer Capital Appreciation Portfolio                   19,818 shares    165,675
    PIMCO Inflation Protected Bond Portfolio A                   18,540 shares    197,261
    PIMCO Innovation Portfolio                                   23,254 shares    107,433
    PIMCO Money Market Portfolio                              1,937,561 shares  1,937,561
    PIMCO Total Return Bond Portfolio                            41,099 shares    468,530
    Harris Oakmark International Portfolio                       16,728 shares    240,217
    Neuberger Berman Real Estate Portfolio                           75 shares        937
    Turner Mid-Cap Growth Portfolio                                   - shares          -
    Goldman Sachs Mid-Cap Value Portfolio                         1,199 shares     14,312
   Metropolitan Life Series (MetLife):
    Davis Venture Value Fund Fund A                              21,029 shares    593,639
    Harris Oakmark Focused Value Fund                             1,411 shares    344,037
    Jennison Growth Portfolio                                    14,570 shares    159,107
    Stock Index Portfolio                                        15,240 shares    491,789
    SSR Bond Income Portfolio                                       232 shares     26,366
    SSR Money Market Portfolio                                       42 shares      4,171
    T Rowe Price Large Cap Portfolio                                  - shares          -
    T Rowe Price Small Cap Portfolio                                278 shares      3,795
    Salomon Bros Strategic Bond                                       - shares          -
    Capital Guardian Portfolio                                   11,255 shares    131,233
   Russell Insurance Funds (Russell):
    Multi-Style Equity Fund                                           - shares          -
    Aggressive Equity Fund                                            - shares          -
    Non-US Fund                                                       - shares          -
    Core Bond Fund                                                    - shares          -
    Real Estate Securities Fund                                       - shares          -
   AIM Variable Insurance Funds, Inc. (AIM):
    Capital Appreciation Fund                                       953 shares     21,625
    International Growth Fund                                         - shares          -
   Alliance Variable Products Series Fund, Inc. (Alliance):
    Bernstein Real Estate Investment Portfolio                      171 shares      3,539
   Scudder Variable Series II (Scudder II):
    Small Cap Growth Portfolio                                        - shares          -
    Dreman Small Cap Value Portfolio                                  - shares          -
    Government Securities Portfolio                                   - shares          -
   MFS Variable Insurance Trust (MFS):
    Investors Trust Series                                          272 shares      4,921
    High Income Series                                              208 shares      2,157
    New Discovery Series                                            216 shares      3,206
   Oppenheimer Variable Account Funds (Oppenheimer):
    Capital Appreciation Fund                                     1,353 shares     50,064


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2004

Sub-account assets, continued:
  Investments, continued:
   Putnam Variable Trust (Putnam)
    Growth & Income Fund                                                211 shares $    5,396
    Vista Fund                                                            - shares          -
    International Growth Fund                                           126 shares      1,858
   Franklin Templeton Variable Insurance Products Trust (Templeton)
    Growth Securities Fund                                            3,062 shares     39,743
    Foreign Securities Fund                                             133 shares      1,932
    Developing Markets Securities Fund                                  342 shares      2,987
                                                                                   ----------
      Total assets                                                                 $9,180,107
                                                                                   ==========

Sub-account liabilities:
  Due to/(from) general account, net:
   Met Investors Lord Abbett Growth & Income Portfolio                             $       21
   Met Investors Lord Abbett Bond Debenture Portfolio                                      (1)
   Met Investors Lord Abbett Mid-Cap Value Portfolio                                       20
   Met Investors Lord Abbett Growth Opportunity Portfolio                                  (1)
   Met Investors AIM Mid Cap Core Equity Portfolio                                         15
   Met Investors AIM Small Cap Growth Portfolio                                            20
   Met Investors Third Avenue Small Cap Value Portfolio                                    50
   Met Investors Janus Aggressive Growth Portfolio                                         47
   Met Investors MFS Research International Portfolio                                      17
   Met Investors T Rowe Price Mid Cap Growth Portfolio                                     35
   Met Investors Oppenheimer Capital Appreciation Portfolio                                39
   Met Investors PIMCO Inflation Protected Bond Portfolio A                                32
   Met Investors PIMCO Innovation Portfolio                                                25
   Met Investors PIMCO Money Market Portfolio                                              13
   Met Investors PIMCO Total Return Bond Portfolio                                         27
   Met Investors Harris Oakmark International Portfolio                                    38
   Met Investors Neuberger Berman Real Estate Portfolio                                     3
   Met Investors Goldman Sachs Mid-Cap Value Portfolio                                      3
   MetLife Davis Venture Value Fund A                                                      35
   MetLife Harris Oakmark Focused Value Fund                                               40
   MetLife Jennison Growth Portfolio                                                       23
   MetLife Stock Index Portfolio                                                           22
   MetLife SSR Bond Income Portfolio                                                        4
   MetLife SSR Money Market Portfolio                                                      27
   Alliance Bernstein Real Estate Investment Portfolio                                     27
   MFS Investors Trust Series                                                              38
   MFS High Income Series                                                                  16
   MFS New Discovery Series                                                                24
   Oppenheimer Capital Appreciation Fund                                                   50
   Putnam Growth & Income Fund                                                             41
   Putnam International Growth Fund                                                        15
   Templeton Foreign Securities Fund                                                       15
   Templeton Developing Markets Securities Fund                                            22
                                                                                   ----------
      Total liabilities                                                            $      802
                                                                                   ==========

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2004

  Sub-account net assets:
    Accumulation units:
     Met Investors Lord Abbett Growth & Income Portfolio            $1,491,889
     Met Investors Lord Abbett Bond Debenture Portfolio                461,036
     Met Investors Lord Abbett Mid-Cap Value Portfolio                 204,333
     Met Investors Lord Abbett Growth Opportunity Portfolio              1,668
     Met Investors JP Morgan Small Cap Stock Portfolio                 129,998
     Met Investors AIM Mid Cap Core Equity Portfolio                   398,536
     Met Investors AIM Small Cap Growth Portfolio                      357,454
     Met Investors Third Avenue Small Cap Value Portfolio              300,579
     Met Investors Janus Aggressive Growth Portfolio                   229,874
     Met Investors MFS Research International Portfolio                364,787
     Met Investors T Rowe Price Mid Cap Growth Portfolio               216,239
     Met Investors Oppenheimer Capital Appreciation Portfolio          165,636
     Met Investors PIMCO Inflation Protected Bond Portfolio A          197,229
     Met Investors PIMCO Innovation Portfolio                          107,408
     Met Investors PIMCO Money Market Portfolio                      1,937,548
     Met Investors PIMCO Total Return Portfolio                        468,503
     Met Investors Harris Oakmark International Portfolio              240,179
     Met Investors Neuberger Berman Real Estate Portfolio                  934
     Met Investors Turner Mid-Cap Growth Portfolio                           -
     Met Investors Goldman Sachs Mid-Cap Value Portfolio                14,309
     MetLife Davis Venture Value Fund A                                593,604
     MetLife Harris Oakmark Focused Value Fund                         343,997
     MetLife Jennison Growth Portfolio                                 159,084
     MetLife Stock Index Portfolio                                     491,767
     MetLife SSR Bond Income Portfolio                                  26,362
     MetLife SSR Money Market Portfolio                                  4,144
     MetLife T Rowe Price Large Cap Portfolio                                -
     MetLife T Rowe Price Small Cap Portfolio                            3,795
     MetLife Salomon Bros Strategic Bond                                     -
     MetLife Capital Guardian Portfolio                                131,233
     Russell Multi-Style Equity Fund                                         -
     Russell Aggressive Equity Fund                                          -
     Russell Non-US Fund                                                     -
     Russell Core Bond Fund                                                  -
     Russell Real Estate Securities Fund                                     -
     AIM Capital Appreciation Fund                                      21,625
     AIM International Growth Fund                                           -
     Alliance Bernstein Real Estate Investment Portfolio                 3,512
     Scudder II Small Cap Growth Portfolio                                   -
     Scudder II Dreman Small Cap Value Portfolio                             -
     Scudder II Government Securities Portfolio                              -
     MFS Investors Trust Series                                          4,883
     MFS High Income Series                                              2,141
     MFS New Discovery Series                                            3,182
     Oppenheimer Capital Appreciation Fund                              50,014
     Putnam Growth & Income Fund                                         5,355
     Putnam Vista Fund                                                       -
     Putnam International Growth Fund                                    1,843
     Templeton Growth Securities Fund                                   39,743
     Templeton Foreign Securities Fund                                   1,917
     Templeton Developing Markets Securities Fund                        2,965
                                                                    ----------
        Total net assets                                            $9,179,305
                                                                    ==========


See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                                                              Met Investors
                                                  ----------------------------------------------------------------------------
                                                   Lord Abbett    Lord Abbett      Lord Abbett   Lord Abbett       JP Morgan
                                                    Growth &         Bond            Mid-Cap       Growth           Quality
                                                     Income        Debenture          Value      Opportunity         Bond
                                                    Portfolio      Portfolio        Portfolio     Portfolio      Portfolio (a)
                                                  -------------- -------------    ------------- -------------    -------------
Investment income:
  Dividends                                       $        6,679        14,874              926             -                -
                                                  -------------- -------------    ------------- -------------    -------------
Expenses:
  Mortality and expense risk                               1,192           941               15             -                -
                                                  -------------- -------------    ------------- -------------    -------------
    Net investment income (loss)                           5,487        13,933              911             -                -
                                                  -------------- -------------    ------------- -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             14,196         3,540            6,283           103                -
  Realized gain distributions                                  -             -            4,382             -                -
                                                  -------------- -------------    ------------- -------------    -------------
    Net realized gain (loss)                              14,196         3,540           10,665           103                -
                                                  -------------- -------------    ------------- -------------    -------------
Change in unrealized appreciation (depreciation)         145,763        16,268           30,219          (207)               -
                                                  -------------- -------------    ------------- -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $      165,446        33,741           41,795          (104)               -
                                                  ============== =============    ============= =============    =============

                                                  ------------------------
                                                    JP Morgan      JP Morgan
                                                    Small Cap       Select
                                                      Stock         Equity
                                                    Portfolio    Portfolio (a)
                                                  -------------  -------------
Investment income:
  Dividends                                                   -          2,215
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -          2,215
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (52)       (30,697)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (52)       (30,697)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         19,716         38,179
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          19,664          9,697
                                                  =============  =============

(a) For the period from January 1, 2004 to November 19, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                                                               Met Investors
                                                  ------------------------------------------------------------------
                                                        AIM            AIM         Third Avenue         Janus
                                                      Mid Cap       Small Cap       Small Cap         Aggressive
                                                    Core Equity      Growth           Value             Growth
                                                     Portfolio      Portfolio       Portfolio         Portfolio
                                                  --------------  -------------    -------------    -------------
Investment income:
  Dividends                                       $            -              -            4,805                -
                                                  --------------  -------------    -------------    -------------
Expenses:
  Mortality and expense risk                               1,751          1,665            1,289            1,143
                                                  --------------  -------------    -------------    -------------
    Net investment income (loss)                          (1,751)        (1,665)           3,516           (1,143)
                                                  --------------  -------------    -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              3,454          2,202            4,308            2,272
  Realized gain distributions                                  -              -            2,450                -
                                                  --------------  -------------    -------------    -------------
    Net realized gain (loss)                               3,454          2,202            6,758            2,272
                                                  --------------  -------------    -------------    -------------
Change in unrealized appreciation (depreciation)          41,950         21,277           46,167           16,433
                                                  --------------  -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $       43,653         21,814           56,441           17,562
                                                  ==============  =============    =============    =============

                                                  -------------------------------------
                                                       MFS        T Rowe Price    Oppenheimer
                                                    Research        Mid Cap         Capital
                                                  International      Growth       Appreciation
                                                    Portfolio      Portfolio       Portfolio
                                                  -------------  -------------    -------------
Investment income:
  Dividends                                                 769              -            3,593
                                                  -------------  -------------    -------------
Expenses:
  Mortality and expense risk                              1,011            800              649
                                                  -------------  -------------    -------------
    Net investment income (loss)                           (242)          (800)           2,944
                                                  -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             4,183          1,646            1,254
  Realized gain distributions                                 -              -            3,697
                                                  -------------  -------------    -------------
    Net realized gain (loss)                              4,183          1,646            4,951
                                                  -------------  -------------    -------------
Change in unrealized appreciation (depreciation)         49,253         25,242              338
                                                  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                          53,194         26,088            8,233
                                                  =============  =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                                                               Met Investors
                                                  -------------------------------------------------------------------------------
                                                      PIMCO                            PIMCO            PIMCO
                                                    Inflation         PIMCO            Money         Total Return   Met/Putnam
                                                  Protected Bond    Innovation        Market             Bond        Research
                                                   Portfolio A      Portfolio        Portfolio        Portfolio    Portfolio (a)
                                                  --------------  -------------    -------------    -------------  -------------
Investment income:
  Dividends                                       $       10,181             81           19,146           26,289            202
                                                  --------------  -------------    -------------    -------------  -------------
Expenses:
  Mortality and expense risk                                 518            345           12,266            1,802            106
                                                  --------------  -------------    -------------    -------------  -------------
    Net investment income (loss)                           9,663           (264)           6,880           24,487             96
                                                  --------------  -------------    -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                134            (27)               -            1,804          4,422
  Realized gain distributions                                 12              -                -                -              -
                                                  --------------  -------------    -------------    -------------  -------------
    Net realized gain (loss)                                 146            (27)               -            1,804          4,422
                                                  --------------  -------------    -------------    -------------  -------------
Change in unrealized appreciation (depreciation)          (2,198)         1,819                -          (11,054)        (3,983)
                                                  --------------  -------------    -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        7,611          1,528            6,880           15,237            535
                                                  ==============  =============    =============    =============  =============

                                                  ------------------------
                                                     Harris          Neuberger
                                                    Oarkmark          Berman
                                                  International     Real Estate
                                                    Portfolio      Portfolio (b)
                                                  -------------    -------------
Investment income:
  Dividends                                                  59               36
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                                840                2
                                                  -------------    -------------
    Net investment income (loss)                           (781)              34
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             1,924                9
  Realized gain distributions                                 -                -
                                                  -------------    -------------
    Net realized gain (loss)                              1,924                9
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)         29,481              119
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                          30,624              162
                                                  =============    =============

(a) For the period from January 1, 2004 to November 19, 2004.
(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                         Met Investors                                                MetLife
                                                  ----------------------------       --------------------------------------------
                                                     Turner         Goldman Sachs                       Harris
                                                     Mid-Cap           Mid-Cap           Davis         Oakmark       Jennison
                                                     Growth             Value           Venture        Focused        Growth
                                                  Portfolio (b)     Portfolio (b)     Value Fund A    Value Fund     Portfolio
                                                  --------------    -------------    -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              186            2,208             96            100
                                                  --------------    -------------    -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -                4            2,279          1,378            598
                                                  --------------    -------------    -------------  -------------  -------------
    Net investment income (loss)                               -              182              (71)        (1,282)          (498)
                                                  --------------    -------------    -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -                -            4,626          3,227            968
  Realized gain distributions                                  -                -                -          2,424              -
                                                  --------------    -------------    -------------  -------------  -------------
    Net realized gain (loss)                                   -                -            4,626          5,651            968
                                                  --------------    -------------    -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               -              175           44,876         22,565         10,770
                                                  --------------    -------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            -              357           49,431         26,934         11,240
                                                  ==============    =============    =============  =============  =============

                                                  ----------------------------

                                                      Stock       SSR Bond
                                                      Index        Income
                                                    Portfolio   Portfolio (b)
                                                  ------------- -------------
Investment income:
  Dividends                                               3,115             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                              2,192            80
                                                  ------------- -------------
    Net investment income (loss)                            923           (80)
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             2,502            15
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                              2,502            15
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)         39,292         1,282
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                          42,717         1,217
                                                  ============= =============

(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                                                                                     MetLife
                                                                                   ----------------------------------------------
                                                                                     SSR Money    T Rowe Price     T Rowe Price
                                                                                      Market        Large Cap        Small Cap
                                                                                     Portfolio    Portfolio (b)    Portfolio (b)
                                                                                   -------------- -------------    -------------
Investment income:
 Dividends                                                                         $           37             -                -
                                                                                   -------------- -------------    -------------
Expenses:
 Mortality and expense risk                                                                    21             -                -
                                                                                   -------------- -------------    -------------
    Net investment income (loss)                                                               16             -                -
                                                                                   -------------- -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund Shares                                                    -             -               (1)
 Realized gain distributions                                                                    -             -                -
                                                                                   -------------- -------------    -------------
    Net realized gain (loss)                                                                    -             -               (1)
                                                                                   -------------- -------------    -------------
Change in unrealized appreciation (depreciation)                                                -             -              306
                                                                                   -------------- -------------    -------------
    Net increase (decrease) in net assets from operations                          $           16             -              305
                                                                                   ============== =============    =============

                                                                                   ------------------------------
                                                                                        Salomon          Capital
                                                                                          Bros          Guardian
                                                                                   Strategic Bond (b)   Portfolio
                                                                                   ------------------ -------------
Investment income:
 Dividends                                                                                       -                -
                                                                                     -------------    -------------
Expenses:
 Mortality and expense risk                                                                      -                -
                                                                                     -------------    -------------
    Net investment income (loss)                                                                 -                -
                                                                                     -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund Shares                                                     -               10
 Realized gain distributions                                                                     -                -
                                                                                     -------------    -------------
    Net realized gain (loss)                                                                     -               10
                                                                                     -------------    -------------
Change in unrealized appreciation (depreciation)                                                 -            5,065
                                                                                     -------------    -------------
    Net increase (decrease) in net assets from operations                                        -            5,075
                                                                                     =============    =============

                                                                                             Russell
                                                                                   ---------------------------
                                                                                    Multi-Style      Aggressive
                                                                                      Equity           Equity
                                                                                       Fund             Fund
                                                                                   -------------    -------------
Investment income:
 Dividends                                                                                     -                -
                                                                                   -------------    -------------
Expenses:
 Mortality and expense risk                                                                    -                -
                                                                                   -------------    -------------
    Net investment income (loss)                                                               -                -
                                                                                   -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund Shares                                                   -                -
 Realized gain distributions                                                                   -                -
                                                                                   -------------    -------------
    Net realized gain (loss)                                                                   -                -
                                                                                   -------------    -------------
Change in unrealized appreciation (depreciation)                                               -                -
                                                                                   -------------    -------------
    Net increase (decrease) in net assets from operations                                      -                -
                                                                                   =============    =============

(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                                   Russell                                          AIM
                                                  ------------------------------------------    -------------------------------
                                                                                      Real
                                                                     Core            Estate        Premier        Capital
                                                      Non-US         Bond          Securities       Equity      Appreciation
                                                       Fund          Fund             Fund         Fund (c)         Fund
                                                  -------------- -------------    ------------- -------------  -------------
Investment income:
  Dividends                                       $            -             -                -             -              -
                                                  -------------- -------------    ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                   -             -                -             -              -
                                                  -------------- -------------    ------------- -------------  -------------
    Net investment income (loss)                               -             -                -             -              -
                                                  -------------- -------------    ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares                  -             -                -       (25,327)          (211)
  Realized gain distributions                                  -             -                -             -              -
                                                  -------------- -------------    ------------- -------------  -------------
    Net realized gain (loss)                                   -             -                -       (25,327)          (211)
                                                  -------------- -------------    ------------- -------------  -------------
Change in unrealized appreciation (depreciation)               -             -                -        24,739          1,553
                                                  -------------- -------------    ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            -             -                -          (588)         1,342
                                                  ============== =============    ============= =============  =============

                                                                     Alliance
                                                  ------------     -------------

                                                  International       Premier
                                                     Growth           Growth
                                                      Fund         Portfolio (c)
                                                  -------------    -------------
Investment income:
  Dividends                                                   -                -
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                                  -                7
                                                  -------------    -------------
    Net investment income (loss)                              -               (7)
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares                 -           (1,563)
  Realized gain distributions                                 -                -
                                                  -------------    -------------
    Net realized gain (loss)                                  -           (1,563)
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)              -            1,489
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                               -              (81)
                                                  =============    =============

(c) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                    Alliance        Liberty           Goldman Sachs
                                                  -------------- ------------- --------------------------- -------------
                                                    Bernstein       Newport       Growth                       Small
                                                   Real Estate    Tiger Fund,       &        International      Cap
                                                   Investment      Variable       Income        Equity        Growth
                                                    Portfolio     Series (c)     Fund (c)      Fund (c)      Portfolio
                                                  -------------- ------------- ------------- ------------- -------------
Investment income:
  Dividends                                       $           68             -             -             -             -
                                                  -------------- ------------- ------------- ------------- -------------
Expenses:
  Mortality and expense risk                                  22             -             -             -             -
                                                  -------------- ------------- ------------- ------------- -------------
    Net investment income (loss)                              46             -             -             -             -
                                                  -------------- ------------- ------------- ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 33             -             -             -             -
  Realized gain distributions                                  -             -             -             -             -
                                                  -------------- ------------- ------------- ------------- -------------
    Net realized gain (loss)                                  33             -             -             -             -
                                                  -------------- ------------- ------------- ------------- -------------
Change in unrealized appreciation (depreciation)             837             -             -             -             -
                                                  -------------- ------------- ------------- ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $          916             -             -             -             -
                                                  ============== ============= ============= ============= =============

                                                    Scudder II
                                                  ----------------------------
                                                     Dreman
                                                    Small Cap    Government
                                                      Value      Securities
                                                    Portfolio    Portfolio
                                                  ------------- -------------
Investment income:
  Dividends                                                   -             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                  -             -
                                                  ------------- -------------
    Net investment income (loss)                              -             -
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -             -
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                  -             -
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)              -             -
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                               -             -
                                                  ============= =============

(c) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                                                           MFS
                                                  -----------------------------------------------------------------------
                                                                   Investors      Emerging        High       Strategic
                                                     Research        Trust         Growth        Income        Income
                                                    Series (c)      Series       Series (c)      Series      Series (c)
                                                  -------------- -------------  ------------- ------------- -------------
Investment income:
  Dividends                                       $            -            28              -            95             -
                                                  -------------- -------------  ------------- ------------- -------------
Expenses:
  Mortality and expense risk                                   -            28              -            12             -
                                                  -------------- -------------  ------------- ------------- -------------
    Net investment income (loss)                               -             -              -            83             -
                                                  -------------- -------------  ------------- ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -           (21)             -             3             -
  Realized gain distributions                                  -             -              -             -             -
                                                  -------------- -------------  ------------- ------------- -------------
    Net realized gain (loss)                                   -           (21)             -             3             -
                                                  -------------- -------------  ------------- ------------- -------------
Change in unrealized appreciation (depreciation)               -           497              -            84             -
                                                  -------------- -------------  ------------- ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $            -           476              -           170             -
                                                  ============== =============  ============= ============= =============

                                                                  Oppenheimer
                                                  -------------- -------------
                                                       New          Capital
                                                    Discovery     Appreciation
                                                     Series           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -            150
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 18            262
                                                  -------------  -------------
    Net investment income (loss)                            (18)          (112)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (14)           228
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (14)           228
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            208          2,873
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             176          2,989
                                                  =============  =============

(c) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                                         Oppenheimer
                                                  --------------------------------------------------------- --------------
                                                   Main Street
                                                    Growth &         High                       Strategic      Growth &
                                                     Income         Income          Bond          Bond          Income
                                                    Fund (c)       Fund (c)       Fund (c)      Fund (c)         Fund
                                                  -------------- ------------- -------------  ------------- -------------
Investment income:
  Dividends                                       $            -             -           292              -            89
                                                  -------------- ------------- -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                   -             -            11              -            31
                                                  -------------- ------------- -------------  ------------- -------------
    Net investment income (loss)                               -             -           281              -            58
                                                  -------------- ------------- -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             -            88              -           (10)
  Realized gain distributions                                  -             -             -              -             -
                                                  -------------- ------------- -------------  ------------- -------------
    Net realized gain (loss)                                   -             -            88              -           (10)
                                                  -------------- ------------- -------------  ------------- -------------
Change in unrealized appreciation (depreciation)               -             -          (351)             -           475
                                                  -------------- ------------- -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $            -             -            18              -           523
                                                  ============== ============= =============  ============= =============

                                                      Putnam
                                                  ----------------------------

                                                      New
                                                     Value          Vista
                                                    Fund (c)        Fund
                                                  ------------- -------------
Investment income:
  Dividends                                                   -             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                  -             -
                                                  ------------- -------------
    Net investment income (loss)                              -             -
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -             -
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                  -             -
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)              -             -
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                               -             -
                                                  ============= =============

(c) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                             Putnam                                            Templeton
                                                  ----------------------------- -------------------------------------------
                                                                  International    Global        Franklin
                                                   International       New         Income         Small          Growth
                                                      Growth      Opportunities  Securities        Cap         Securities
                                                       Fund         Fund (c)      Fund (c)       Fund (c)         Fund
                                                  --------------  ------------- ------------- -------------  -------------
Investment income:
  Dividends                                       $           28              -             -             -            456
                                                  --------------  ------------- ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                  11              -             -             -              -
                                                  --------------  ------------- ------------- -------------  -------------
    Net investment income (loss)                              17              -             -             -            456
                                                  --------------  ------------- ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (4)             -             -        (1,907)          (177)
  Realized gain distributions                                  -              -             -             -              -
                                                  --------------  ------------- ------------- -------------  -------------
    Net realized gain (loss)                                  (4)             -             -        (1,907)          (177)
                                                  --------------  ------------- ------------- -------------  -------------
Change in unrealized appreciation (depreciation)             241              -             -         1,939          5,312
                                                  --------------  ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          254              -             -            32          5,591
                                                  ==============  ============= ============= =============  =============

                                                  -----------------------------
                                                                  Developing
                                                     Foreign       Markets
                                                    Securities    Securities
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                  20             49
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 11             18
                                                  -------------  -------------
    Net investment income (loss)                              9             31
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (15)            25
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (15)            25
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            305            525
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             299            581
                                                  =============  =============

(c) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2004

                                                            Templeton
                                                  -----------------------------
                                                      Mutual     Franklin Large
                                                      Shares       Cap Growth
                                                    Securities     Securities
                                                     Fund (c)       Fund (c)        Total
                                                  -------------- -------------- -------------
Investment income:
  Dividends                                       $            -             -         96,872
                                                  -------------- -------------  -------------
Expenses:
  Mortality and expense risk                                   -             -         33,318
                                                  -------------- -------------  -------------
    Net investment income (loss)                               -             -         63,554
                                                  -------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             -          3,433
  Realized gain distributions                                  -             -         12,965
                                                  -------------- -------------  -------------
    Net realized gain (loss)                                   -             -         16,398
                                                  -------------- -------------  -------------
Change in unrealized appreciation (depreciation)               -             -        629,839
                                                  -------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            -             -        709,791
                                                  ============== =============  =============

(c) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004

                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                        Growth &         Bond          Mid-Cap        Growth         Quality
                                                         Income        Debenture        Value       Opportunity       Bond
                                                        Portfolio      Portfolio      Portfolio      Portfolio    Portfolio (a)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        5,487         13,933            911              -              -
  Net realized gain (loss)                                   14,196          3,540         10,665            103              -
  Change in unrealized appreciation (depreciation)          145,763         16,268         30,219           (207)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             165,446         33,741         41,795           (104)             -
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                    111,760         39,141              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                             55,008         (1,503)           (72)           255              -
  Transfers for contract benefits, terminations and
   insurance charges                                        (55,019)       (17,493)       (18,340)             -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  111,749         20,145        (18,412)           255              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   277,195         53,886         23,383            151              -
Net assets at beginning of period                         1,214,694        407,150        180,950          1,517              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    1,491,889        461,036        204,333          1,668              -
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                       Small Cap       Select
                                                         Stock         Equity
                                                       Portfolio    Portfolio (a)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -          2,215
  Net realized gain (loss)                                     (52)       (30,697)
  Change in unrealized appreciation (depreciation)          19,716         38,179
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             19,664          9,697
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            12,824       (126,537)
  Transfers for contract benefits, terminations and
   insurance charges                                        (2,682)       (14,147)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  10,142       (140,684)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   29,806       (130,987)
Net assets at beginning of period                          100,192        130,987
                                                     -------------  -------------
Net assets at end of period                                129,998              -
                                                     =============  =============

(a) For the period from January 1, 2004 to November 19, 2004.


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004

                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                           AIM            AIM       Third Avenue      Janus           MFS
                                                         Mid Cap       Small Cap     Small Cap      Aggressive     Research
                                                       Core Equity      Growth         Value          Growth     International
                                                        Portfolio      Portfolio     Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       (1,751)        (1,665)         3,516        (1,143)          (242)
  Net realized gain (loss)                                    3,454          2,202          6,758         2,272          4,183
  Change in unrealized appreciation (depreciation)           41,950         21,277         46,167        16,433         49,253
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              43,653         21,814         56,441        17,562         53,194
                                                     --------------  -------------  ------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -             -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -             -              -
  Payments received from contract owners                     65,988         21,634         23,507        14,259         53,014
  Transfers between sub-accounts (including fixed
   account), net                                             (3,208)        51,323         33,565        (2,283)        70,937
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -             -         (2,136)
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   62,780         72,957         57,072        11,976        121,815
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets                   106,433         94,771        113,513        29,538        175,009
Net assets at beginning of period                           292,103        262,683        187,066       200,336        189,778
                                                     --------------  -------------  ------------- -------------  -------------
Net assets at end of period                          $      398,536        357,454        300,579       229,874        364,787
                                                     ==============  =============  ============= =============  =============

                                                     -----------------------------
                                                      T Rowe Price  Oppenheimer
                                                        Mid Cap       Capital
                                                         Growth     Appreciation
                                                       Portfolio     Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (800)         2,944
  Net realized gain (loss)                                   1,646          4,951
  Change in unrealized appreciation (depreciation)          25,242            338
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             26,088          8,233
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                    67,405         27,139
  Transfers between sub-accounts (including fixed
   account), net                                            17,957         20,231
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  85,362         47,370
                                                     -------------  -------------
    Net increase (decrease) in net assets                  111,450         55,603
Net assets at beginning of period                          104,789        110,033
                                                     -------------  -------------
Net assets at end of period                                216,239        165,636
                                                     =============  =============


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004

                                                                                                   Met Investors
                                                     -----------------------------------------------------------------------------
                                                         PIMCO                          PIMCO          PIMCO
                                                       Inflation         PIMCO          Money       Total Return   Met/Putnam
                                                     Protected Bond    Innovation      Market           Bond        Research
                                                      Portfolio A      Portfolio      Portfolio      Portfolio    Portfolio (a)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        9,663           (264)         6,880         24,487             96
  Net realized gain (loss)                                      146            (27)             -          1,804          4,422
  Change in unrealized appreciation (depreciation)           (2,198)         1,819              -        (11,054)        (3,983)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               7,611          1,528          6,880         15,237            535
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                     65,675         29,025        502,442        164,440              -
  Transfers between sub-accounts (including fixed
   account), net                                             98,477         48,344     (1,010,364)        51,657        (21,910)
  Transfers for contract benefits, terminations and
   insurance charges                                              -           (288)             -           (281)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  164,152         77,081       (507,922)       215,816        (21,911)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   171,763         78,609       (501,042)       231,053        (21,376)
Net assets at beginning of period                            25,466         28,799      2,438,590        237,450         21,376
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      197,229        107,408      1,937,548        468,503              -
                                                     ==============  =============  =============  =============  =============

                                                     ---------------------------
                                                        Harris        Neuberger
                                                       Oarkmark        Berman
                                                     International   Real Estate
                                                       Portfolio    Portfolio (b)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (781)            34
  Net realized gain (loss)                                   1,924              9
  Change in unrealized appreciation (depreciation)          29,481            119
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             30,624            162
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                    72,381            382
  Transfers between sub-accounts (including fixed
   account), net                                             1,177            391
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  73,558            772
                                                     -------------  -------------
    Net increase (decrease) in net assets                  104,182            934
Net assets at beginning of period                          135,997              -
                                                     -------------  -------------
Net assets at end of period                                240,179            934
                                                     =============  =============

(a) For the period from January 1, 2004 to November 19, 2004.
(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004

                                                            Met Investors                                          MetLife
                                                     ---------------------------- --------------------------------------------
                                                        Turner      Goldman Sachs                    Harris
                                                        Mid-Cap        Mid-Cap        Davis         Oakmark       Jennison
                                                        Growth          Value        Venture        Focused        Growth
                                                     Portfolio (b)  Portfolio (b)  Value Fund A    Value Fund     Portfolio
                                                     -------------- ------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -           182           (71)        (1,282)          (498)
  Net realized gain (loss)                                        -             -         4,626          5,651            968
  Change in unrealized appreciation (depreciation)                -           175        44,876         22,565         10,770
                                                     -------------- ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   -           357        49,431         26,934         11,240
                                                     -------------- ------------- -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -             -             -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -             -             -              -              -
  Payments received from contract owners                          -        13,849       141,390         81,778         44,197
  Transfers between sub-accounts (including fixed
   account), net                                                  -           103       128,215         81,278         10,330
  Transfers for contract benefits, terminations and
   insurance charges                                              -             -             -              -              -
                                                     -------------- ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -        13,952       269,605        163,056         54,527
                                                     -------------- ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets                         -        14,309       319,036        189,990         65,767
Net assets at beginning of period                                 -             -       274,568        154,007         93,317
                                                     -------------- ------------- -------------  -------------  -------------
Net assets at end of period                          $            -        14,309       593,604        343,997        159,084
                                                     ============== ============= =============  =============  =============

                                                     -----------------------------

                                                         Stock          SSR Bond
                                                         Index           Income
                                                       Portfolio      Portfolio (b)
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 923              (80)
  Net realized gain (loss)                                   2,502               15
  Change in unrealized appreciation (depreciation)          39,292            1,282
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                             42,717            1,217
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -
  Payments received from contract owners                    34,514                -
  Transfers between sub-accounts (including fixed
   account), net                                            97,415           25,145
  Transfers for contract benefits, terminations and
   insurance charges                                           (66)               -
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                 131,863           25,145
                                                     -------------    -------------
    Net increase (decrease) in net assets                  174,580           26,362
Net assets at beginning of period                          317,187                -
                                                     -------------    -------------
Net assets at end of period                                491,767           26,362
                                                     =============    =============

(b) For the period from May 3, 2004 to December 31, 2004.


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004

                                                                                        MetLife
                                                     ---------------------------------------------------------------
                                                        SSR Money    T Rowe Price  T Rowe Price        Salomon
                                                         Market        Large Cap     Small Cap           Bros
                                                        Portfolio    Portfolio (b) Portfolio (b)  Strategic Bond (b)
                                                     --------------  ------------- -------------  ------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           16              -             -                -
  Net realized gain (loss)                                        -              -            (1)               -
  Change in unrealized appreciation (depreciation)                -              -           306                -
                                                     --------------  ------------- -------------    -------------
    Net increase (decrease) in net assets from
     operations                                                  16              -           305                -
                                                     --------------  ------------- -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -                -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -                -
  Payments received from contract owners                      1,955              -             -                -
  Transfers between sub-accounts (including fixed
   account), net                                             (1,031)             -         3,551                -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -           (61)               -
                                                     --------------  ------------- -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                      924              -         3,490                -
                                                     --------------  ------------- -------------    -------------
    Net increase (decrease) in net assets                       940              -         3,795                -
Net assets at beginning of period                             3,204              -             -                -
                                                     --------------  ------------- -------------    -------------
Net assets at end of period                          $        4,144              -         3,795                -
                                                     ==============  ============= =============    =============

                                                                              Russell
                                                     -------------- ---------------------------
                                                        Capital      Multi-Style   Aggressive
                                                       Guardian        Equity        Equity
                                                       Portfolio        Fund          Fund
                                                     -------------  ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -             -
  Net realized gain (loss)                                      10              -             -
  Change in unrealized appreciation (depreciation)           5,065              -             -
                                                     -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                              5,075              -             -
                                                     -------------  ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -             -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -             -
  Payments received from contract owners                         -              -             -
  Transfers between sub-accounts (including fixed
   account), net                                           126,537              -             -
  Transfers for contract benefits, terminations and
   insurance charges                                          (379)             -             -
                                                     -------------  ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                 126,158              -             -
                                                     -------------  ------------- -------------
    Net increase (decrease) in net assets                  131,233              -             -
Net assets at beginning of period                                -              -             -
                                                     -------------  ------------- -------------
Net assets at end of period                                131,233              -             -
                                                     =============  ============= =============

(b) For the period from May 3, 2004 to December 31, 2004.


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004

                                                                      Russell                                       AIM
                                                     ------------------------------------------ -----------------------------
                                                                                      Real
                                                                        Core         Estate        Premier        Capital
                                                         Non-US         Bond       Securities       Equity      Appreciation
                                                          Fund          Fund          Fund         Fund (c)         Fund
                                                     -------------- ------------- ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             -             -             -              -
  Net realized gain (loss)                                        -             -             -       (25,327)          (211)
  Change in unrealized appreciation (depreciation)                -             -             -        24,739          1,553
                                                     -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   -             -             -          (588)         1,342
                                                     -------------- ------------- ------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -             -             -             -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -             -             -             -              -
  Payments received from contract owners                          -             -             -             -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -             -             -       (35,057)             -
  Transfers for contract benefits, terminations and
   insurance charges                                              -             -             -       (10,501)          (488)
                                                     -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -             -             -       (45,558)          (488)
                                                     -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets                         -             -             -       (46,146)           854
Net assets at beginning of period                                 -             -             -        46,146         20,771
                                                     -------------- ------------- ------------- -------------  -------------
Net assets at end of period                          $            -             -             -             -         21,625
                                                     ============== ============= ============= =============  =============

                                                                     Alliance
                                                     ---------------------------

                                                     International    Premier
                                                        Growth        Growth
                                                         Fund      Portfolio (c)
                                                     ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -            (7)
  Net realized gain (loss)                                       -        (1,563)
  Change in unrealized appreciation (depreciation)               -         1,489
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                  -           (81)
                                                     ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -             -
  MetLife Investors Insurance Company of California
   redemptions                                                   -             -
  Payments received from contract owners                         -             -
  Transfers between sub-accounts (including fixed
   account), net                                                 -           (57)
  Transfers for contract benefits, terminations and
   insurance charges                                             -        (3,845)
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -        (3,902)
                                                     ------------- -------------
    Net increase (decrease) in net assets                        -        (3,983)
Net assets at beginning of period                                -         3,983
                                                     ------------- -------------
Net assets at end of period                                      -             -
                                                     ============= =============

(c) For the period from January 1, 2004 to April 30, 2004.



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004


                                                        Alliance        Liberty           Goldman Sachs
                                                     --------------  ------------- --------------------------- -------------
                                                        Bernstein       Newport       Growth                       Small
                                                       Real Estate    Tiger Fund,       &        International      Cap
                                                       Investment      Variable       Income        Equity        Growth
                                                        Portfolio     Series (c)     Fund (c)      Fund (c)      Portfolio
                                                     --------------  ------------- ------------- ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           46              -             -             -             -
  Net realized gain (loss)                                       33              -             -             -             -
  Change in unrealized appreciation (depreciation)              837              -             -             -             -
                                                     --------------  ------------- ------------- ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                 916              -             -             -             -
                                                     --------------  ------------- ------------- ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -             -             -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -             -             -
  Payments received from contract owners                          -              -             -             -             -
  Transfers between sub-accounts (including fixed
   account), net                                                (95)             -             -             -             -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             -             -             -
                                                     --------------  ------------- ------------- ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (95)             -             -             -             -
                                                     --------------  ------------- ------------- ------------- -------------
    Net increase (decrease) in net assets                       821              -             -             -             -
Net assets at beginning of period                             2,691              -             -             -             -
                                                     --------------  ------------- ------------- ------------- -------------
Net assets at end of period                          $        3,512              -             -             -             -
                                                     ==============  ============= ============= ============= =============

                                                       Scudder II
                                                     ----------------------------
                                                        Dreman
                                                       Small Cap       Government
                                                         Value         Securities
                                                       Portfolio       Portfolio
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -                -
  Net realized gain (loss)                                       -                -
  Change in unrealized appreciation (depreciation)               -                -
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                                  -                -
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -
  Payments received from contract owners                         -                -
  Transfers between sub-accounts (including fixed
   account), net                                                 -                -
  Transfers for contract benefits, terminations and
   insurance charges                                             -                -
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -                -
                                                     -------------    -------------
    Net increase (decrease) in net assets                        -                -
Net assets at beginning of period                                -                -
                                                     -------------    -------------
Net assets at end of period                                      -                -
                                                     =============    =============

(c) For the period from January 1, 2004 to April 30, 2004.



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004


                                                                                                              MFS
                                                                    ----------------------------------------------------------
                                                                                     Investors      Emerging         High
                                                                       Research        Trust         Growth         Income
                                                                      Series (c)      Series       Series (c)       Series
                                                                    -------------- -------------  ------------- -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                       $            -             -              -            83
 Net realized gain (loss)                                                        -           (21)             -             3
 Change in unrealized appreciation (depreciation)                                -           497              -            84
                                                                    -------------- -------------  ------------- -------------
    Net increase (decrease) in net assets from operations                        -           476              -           170
                                                                    -------------- -------------  ------------- -------------
Contract transactions:
 MetLife Investors Insurance Company of California payments                      -             -              -             -
 MetLife Investors Insurance Company of California redemptions                   -             -              -             -
 Payments received from contract owners                                          -             -              -             -
 Transfers between sub-accounts (including fixed account), net                   -          (149)             -           (67)
 Transfers for contract benefits, terminations and insurance
   charges                                                                       -            (1)             -             -
                                                                    -------------- -------------  ------------- -------------
    Net increase (decrease) in net assets from contract
     transactions                                                                -          (150)             -           (67)
                                                                    -------------- -------------  ------------- -------------
    Net increase (decrease) in net assets                                        -           326              -           103
Net assets at beginning of period                                                -         4,557              -         2,038
                                                                    -------------- -------------  ------------- -------------
Net assets at end of period                                         $            -         4,883              -         2,141
                                                                    ============== =============  ============= =============

                                                                                                  Oppenheimer
                                                                    ---------------------------- -------------
                                                                     Strategic         New          Capital
                                                                       Income       Discovery     Appreciation
                                                                     Series (c)      Series           Fund
                                                                    ------------- -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                                   -           (18)          (112)
 Net realized gain (loss)                                                       -           (14)           228
 Change in unrealized appreciation (depreciation)                               -           208          2,873
                                                                    ------------- -------------  -------------
    Net increase (decrease) in net assets from operations                       -           176          2,989
                                                                    ------------- -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company of California payments                     -             -              -
 MetLife Investors Insurance Company of California redemptions                  -             -              -
 Payments received from contract owners                                         -             -              -
 Transfers between sub-accounts (including fixed account), net                  -           (98)          (632)
 Transfers for contract benefits, terminations and insurance
   charges                                                                      -             -             (1)
                                                                    ------------- -------------  -------------
    Net increase (decrease) in net assets from contract
     transactions                                                               -           (98)          (633)
                                                                    ------------- -------------  -------------
    Net increase (decrease) in net assets                                       -            78          2,356
Net assets at beginning of period                                               -         3,104         47,658
                                                                    ------------- -------------  -------------
Net assets at end of period                                                     -         3,182         50,014
                                                                    ============= =============  =============

(c) For the period from January 1, 2004 to April 30, 2004.



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004


                                                                            Oppenheimer
                                                     --------------------------------------------------------- --------------
                                                      Main Street
                                                       Growth &         High                       Strategic      Growth &
                                                        Income         Income          Bond          Bond          Income
                                                       Fund (c)       Fund (c)       Fund (c)      Fund (c)         Fund
                                                     -------------- ------------- -------------  ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             -           281              -            58
  Net realized gain (loss)                                        -             -            88              -           (10)
  Change in unrealized appreciation (depreciation)                -             -          (351)             -           475
                                                     -------------- ------------- -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                   -             -            18              -           523
                                                     -------------- ------------- -------------  ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -             -             -              -             -
  MetLife Investors Insurance Company of California
   redemptions                                                    -             -             -              -             -
  Payments received from contract owners                          -             -             -              -             -
  Transfers between sub-accounts (including fixed
   account), net                                                  -             -          (515)             -          (165)
  Transfers for contract benefits, terminations and
   insurance charges                                              -             -        (5,774)             -             -
                                                     -------------- ------------- -------------  ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -             -        (6,289)             -          (165)
                                                     -------------- ------------- -------------  ------------- -------------
    Net increase (decrease) in net assets                         -             -        (6,271)             -           358
Net assets at beginning of period                                 -             -         6,271              -         4,997
                                                     -------------- ------------- -------------  ------------- -------------
Net assets at end of period                          $            -             -             -              -         5,355
                                                     ============== ============= =============  ============= =============

                                                         Putnam
                                                     ----------------------------

                                                         New
                                                        Value          Vista
                                                       Fund (c)        Fund
                                                     ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -             -
  Net realized gain (loss)                                       -             -
  Change in unrealized appreciation (depreciation)               -             -
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                  -             -
                                                     ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -             -
  MetLife Investors Insurance Company of California
   redemptions                                                   -             -
  Payments received from contract owners                         -             -
  Transfers between sub-accounts (including fixed
   account), net                                                 -             -
  Transfers for contract benefits, terminations and
   insurance charges                                             -             -
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -             -
                                                     ------------- -------------
    Net increase (decrease) in net assets                        -             -
Net assets at beginning of period                                -             -
                                                     ------------- -------------
Net assets at end of period                                      -             -
                                                     ============= =============

(c) For the period from January 1, 2004 to April 30, 2004.



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004


                                                                Putnam                                             Templeton
                                                     ----------------------------- -------------------------------------------
                                                                     International    Global        Franklin
                                                      International       New         Income         Small          Growth
                                                         Growth      Opportunities  Securities        Cap         Securities
                                                          Fund         Fund (c)      Fund (c)       Fund (c)         Fund
                                                     --------------  ------------- ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           17              -             -             -            456
  Net realized gain (loss)                                       (4)             -             -        (1,907)          (177)
  Change in unrealized appreciation (depreciation)              241              -             -         1,939          5,312
                                                     --------------  ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 254              -             -            32          5,591
                                                     --------------  ------------- ------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -             -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -             -              -
  Payments received from contract owners                          -              -             -             -              -
  Transfers between sub-accounts (including fixed
   account), net                                                (55)             -             -        (3,551)             -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             -           (27)          (850)
                                                     --------------  ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (55)             -             -        (3,578)          (850)
                                                     --------------  ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets                       199              -             -        (3,546)         4,741
Net assets at beginning of period                             1,644              -             -         3,546         35,002
                                                     --------------  ------------- ------------- -------------  -------------
Net assets at end of period                          $        1,843              -             -             -         39,743
                                                     ==============  ============= ============= =============  =============

                                                     -----------------------------
                                                                      Developing
                                                        Foreign        Markets
                                                       Securities     Securities
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   9             31
  Net realized gain (loss)                                     (15)            25
  Change in unrealized appreciation (depreciation)             305            525
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                299            581
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (57)           (84)
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (58)           (84)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      241            497
Net assets at beginning of period                            1,676          2,468
                                                     -------------  -------------
Net assets at end of period                                  1,917          2,965
                                                     =============  =============

(c) For the period from January 1, 2004 to April 30, 2004.



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2004


                                                               Templeton
                                                     -----------------------------
                                                         Mutual     Franklin Large
                                                         Shares       Cap Growth
                                                       Securities     Securities
                                                        Fund (c)       Fund (c)        Total
                                                     -------------- -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             -         63,554
  Net realized gain (loss)                                        -             -         16,398
  Change in unrealized appreciation (depreciation)                -             -        629,839
                                                     -------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   -             -        709,791
                                                     -------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -             -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -             -              -
  Payments received from contract owners                          -             -      1,575,875
  Transfers between sub-accounts (including fixed
   account), net                                                  -             -       (272,770)
  Transfers for contract benefits, terminations and
   insurance charges                                              -             -       (132,382)
                                                     -------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -             -      1,170,723
                                                     -------------- -------------  -------------
    Net increase (decrease) in net assets                         -             -      1,880,514
Net assets at beginning of period                                 -             -      7,298,791
                                                     -------------- -------------  -------------
Net assets at end of period                          $            -             -      9,179,305
                                                     ============== =============  =============

(c) For the period from January 1, 2004 to April 30, 2004.


See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003

                                                                                              Met Investors
                                                  ---------------------------------------------------------------------------
                                                   Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett   Lord Abbett
                                                    Growth &         Bond        Developing       Mid-Cap       Growth
                                                     Income        Debenture       Growth          Value      Opportunity
                                                    Portfolio      Portfolio    Portfolio (e)    Portfolio   Portfolio (d)
                                                  -------------- -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $        7,361         6,575              -          1,078             -
                                                  -------------- -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                 504           507              -             11             -
                                                  -------------- -------------  -------------  ------------- -------------
    Net investment income (loss)                           6,857         6,068              -          1,067             -
                                                  -------------- -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                877          (577)          (796)           227            40
  Realized gain distributions                                  -             -              -          2,645             -
                                                  -------------- -------------  -------------  ------------- -------------
    Net realized gain (loss)                                 877          (577)          (796)         2,872            40
                                                  -------------- -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)         269,451        47,628            808         33,818           333
                                                  -------------- -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $      277,185        53,119             12         37,757           373
                                                  ============== =============  =============  ============= =============

                                                  --------------------------
                                                    JP Morgan      JP Morgan
                                                    Enhanced     International
                                                      Index         Equity
                                                  Portfolio (e)  Portfolio (e)
                                                  -------------  -------------
Investment income:
  Dividends                                               4,231            529
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                          4,231            529
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (213,173)       (59,752)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                           (213,173)       (59,752)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        217,201         56,859
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           8,259         (2,364)
                                                  =============  =============

(d) For the period from April 25, 2003 to December 31, 2003.
(e) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003

                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan      JP Morgan         AIM            AIM
                                                      Quality       Small Cap       Select         Mid Cap       Small Cap
                                                       Bond           Stock         Equity       Core Equity      Growth
                                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -            702            221              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -            903            695
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -              -            702           (682)          (695)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                523           (560)        (1,410)           596            891
  Realized gain distributions                                  -              -              -          2,325              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 523           (560)        (1,410)         2,921            891
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (42)        23,209         33,895         42,653         45,251
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          481         22,649         33,187         44,892         45,447
                                                  ==============  =============  =============  =============  =============

                                                  ----------------------------
                                                  Third Avenue      Janus
                                                   Small Cap      Aggressive
                                                     Value          Growth
                                                   Portfolio      Portfolio
                                                  ------------- -------------
Investment income:
  Dividends                                                 651             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                504           688
                                                  ------------- -------------
    Net investment income (loss)                            147          (688)
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             2,002           482
  Realized gain distributions                             1,124             -
                                                  ------------- -------------
    Net realized gain (loss)                              3,126           482
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)         35,422        34,646
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                          38,695        34,440
                                                  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003


                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------
                                                       MFS        T Rowe Price   Oppenheimer        PIMCO
                                                    Research        Mid Cap        Capital        Inflation        PIMCO
                                                  International      Growth      Appreciation  Protected Bond    Innovation
                                                    Portfolio      Portfolio      Portfolio    Portfolio A (f)   Portfolio
                                                  -------------- -------------  -------------  --------------- -------------
Investment income:
  Dividends                                       $          854             -              -              83              -
                                                  -------------- -------------  -------------   -------------  -------------
Expenses:
  Mortality and expense risk                                 217           278            284              25             49
                                                  -------------- -------------  -------------   -------------  -------------
    Net investment income (loss)                             637          (278)          (284)             58            (49)
                                                  -------------- -------------  -------------   -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares              1,858         1,241            194               2          1,134
  Realized gain distributions                                  -             -              -             403              -
                                                  -------------- -------------  -------------   -------------  -------------
    Net realized gain (loss)                               1,858         1,241            194             405          1,134
                                                  -------------- -------------  -------------   -------------  -------------
Change in unrealized appreciation (depreciation)          33,574        14,344         14,185              60          2,018
                                                  -------------- -------------  -------------   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       36,069        15,307         14,095             523          3,103
                                                  ============== =============  =============   =============  =============

                                                  ----------------------------
                                                      PIMCO         PIMCO
                                                      Money      Total Return
                                                     Market          Bond
                                                    Portfolio     Portfolio
                                                  ------------- -------------
Investment income:
  Dividends                                              18,701         3,248
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                             15,124         1,226
                                                  ------------- -------------
    Net investment income (loss)                          3,577         2,022
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares                 -         5,389
  Realized gain distributions                                 -         2,668
                                                  ------------- -------------
    Net realized gain (loss)                                  -         8,057
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)              -          (604)
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                           3,577         9,475
                                                  ============= =============

(f) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003

                                                          Met Investors                                          MetLife
                                                  ----------------------------- --------------------------------------------
                                                                     Harris                        Harris
                                                    Met/Putnam       Oakmark        Davis         Oakmark       Jennison
                                                     Research     International    Venture        Focused        Growth
                                                    Portfolio       Portfolio    Value Fund A    Value Fund     Portfolio
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            6          1,219           238             71              7
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 107            263           709            407            189
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                            (101)           956          (471)          (336)          (182)
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 45            125         3,494          1,272            641
  Realized gain distributions                                  -            348             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                  45            473         3,494          1,272            641
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           4,233         18,498        37,991         22,920          8,251
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        4,177         19,927        41,014         23,856          8,710
                                                  ==============  ============= =============  =============  =============

                                                  -----------------------------

                                                      Stock        SSR Money
                                                      Index         Market
                                                    Portfolio    Portfolio (d)
                                                  -------------  -------------
Investment income:
  Dividends                                               2,386             14
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                897             11
                                                  -------------  -------------
    Net investment income (loss)                          1,489              3
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (347)             -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                               (347)             -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         41,547              -
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          42,689              3
                                                  =============  =============

(d) For the period from April 25, 2003 to December 31, 2003.


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003

                                                       GACC                                        Russell
                                                  --------------  -----------------------------------------------------------

                                                      Money        Multi-Style     Aggressive                       Core
                                                      Market         Equity          Equity         Non-US          Bond
                                                     Fund (e)         Fund            Fund           Fund           Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            9              -              -              -              2
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               9              -              -              -              2
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (46)           (35)           (12)           (36)            10
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (46)           (35)           (12)           (36)            10
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)              46             43             33             46             (8)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            9              8             21             10              4
                                                  ==============  =============  =============  =============  =============

                                                                      AIM
                                                  -------------- -------------
                                                       Real
                                                      Estate        Premier
                                                    Securities      Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   3            128
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              3            128
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                35           (785)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 35           (785)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (11)         9,911
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              27          9,254
                                                  =============  =============

(e) For the period from January 1, 2003 to April 25, 2003.


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003

                                                               AIM                         Alliance              Liberty
                                                  -----------------------------  ---------------------------- -------------
                                                                                                  Bernstein      Newport
                                                     Capital      International     Premier      Real Estate   Tiger Fund,
                                                   Appreciation      Growth         Growth       Investment     Variable
                                                       Fund           Fund         Portfolio      Portfolio      Series
                                                  --------------  -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $            -              -              -             66             -
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                   -              -             21             13             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                               -              -            (21)            53             -
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (360)           (82)          (165)            53           (29)
  Realized gain distributions                                  -              -              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                                (360)           (82)          (165)            53           (29)
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)           5,162             93            956            688            41
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $        4,802             11            770            794            12
                                                  ==============  =============  =============  ============= =============

                                                          Goldman Sachs
                                                  ----------------------------
                                                      Growth
                                                        &        International
                                                      Income        Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (19)           (43)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (19)           (43)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             26             51
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               7              8
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003


                                                                   Scudder II
                                                  --------------------------------------------  --------------
                                                       Small         Dreman
                                                        Cap         Small Cap      Government
                                                      Growth          Value        Securities      Research
                                                     Portfolio      Portfolio      Portfolio        Series
                                                  --------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              3              6              -
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                               -              3              6              -
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (59)            28             12            (50)
  Realized gain distributions                                  -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (59)            28             12            (50)
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)              70             (9)           (18)            57
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           11             22              -              7
                                                  ==============  =============  =============  =============

                                                                MFS
                                                  --------------------------------------------

                                                    Investors       Emerging         High
                                                      Trust          Growth         Income
                                                     Series          Series         Series
                                                  -------------  -------------  -------------
Investment income:
  Dividends                                                  28              -             85
                                                  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 23              -             11
                                                  -------------  -------------  -------------
    Net investment income (loss)                              5              -             74
                                                  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (96)           (61)            (6)
  Realized gain distributions                                 -              -              -
                                                  -------------  -------------  -------------
    Net realized gain (loss)                                (96)           (61)            (6)
                                                  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            919             68            249
                                                  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             828              7            317
                                                  =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003

                                                               MFS                                             Oppenheimer
                                                  -----------------------------  --------------------------------------------
                                                                                                 Main Street
                                                     Strategic         New          Capital       Growth &          High
                                                      Income        Discovery     Appreciation     Income          Income
                                                      Series         Series           Fund          Fund            Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            7              -            141              1              8
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             15            216              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               7            (15)           (75)             1              8
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 10            (61)           119            (27)           (17)
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  10            (61)           119            (27)           (17)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (12)           883         10,449             35             23
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            5            807         10,493              9             14
                                                  ==============  =============  =============  =============  =============

                                                  ----------------------------

                                                                  Strategic
                                                      Bond          Bond
                                                      Fund          Fund
                                                  ------------- -------------
Investment income:
  Dividends                                                 347             8
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                 35             -
                                                  ------------- -------------
    Net investment income (loss)                            312             8
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                13             2
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                 13             2
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)             53             -
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                             378            10
                                                  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003


                                                                                    Putnam
                                                  -------------------------------------------------------------------------
                                                                                                              International
                                                     Growth &          New                     International       New
                                                      Income          Value         Vista         Growth      Opportunities
                                                       Fund           Fund          Fund           Fund           Fund
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $           93              2             -             16              -
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  25              -             -              8              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                              68              2             -              8              -
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (91)            10           (59)           (42)           (54)
  Realized gain distributions                                  -              -             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                 (91)            10           (59)           (42)           (54)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           1,113              4            68            407             59
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        1,090             16             9            373              5
                                                  ==============  ============= =============  =============  =============

                                                            Templeton
                                                  ----------------------------
                                                      Global        Franklin
                                                      Income         Small
                                                    Securities        Cap
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                  11              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                             11              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                20           (173)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 20           (173)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (20)         1,184
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              11          1,011
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2003

                                                                                  Templeton
                                                  ------------------------------------------------------------------------
                                                                                  Developing      Mutual     Franklin Large
                                                      Growth         Foreign       Markets        Shares       Cap Growth
                                                    Securities      Securities    Securities    Securities     Securities
                                                       Fund            Fund          Fund          Fund           Fund
                                                  --------------  -------------  ------------- ------------- --------------
Investment income:
  Dividends                                       $          495             30             28             1             1
                                                  --------------  -------------  ------------- ------------- -------------
Expenses:
  Mortality and expense risk                                   -              8             12             -             -
                                                  --------------  -------------  ------------- ------------- -------------
    Net investment income (loss)                             495             22             16             1             1
                                                  --------------  -------------  ------------- ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (392)          (135)            16             5           (34)
  Realized gain distributions                                  -              -              -             -             -
                                                  --------------  -------------  ------------- ------------- -------------
    Net realized gain (loss)                                (392)          (135)            16             5           (34)
                                                  --------------  -------------  ------------- ------------- -------------
Change in unrealized appreciation (depreciation)           8,588            549            858             8            47
                                                  --------------  -------------  ------------- ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $        8,691            436            890            14            14
                                                  ==============  =============  ============= ============= =============





                                                      Total
                                                  -------------
Investment income:
  Dividends                                              49,694
                                                  -------------
Expenses:
  Mortality and expense risk                             23,985
                                                  -------------
    Net investment income (loss)                         25,709
                                                  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (258,218)
  Realized gain distributions                             9,513
                                                  -------------
    Net realized gain (loss)                           (248,705)
                                                  -------------
Change in unrealized appreciation (depreciation)      1,080,858
                                                  -------------
    Net increase (decrease) in net assets from
     operations                                         857,862
                                                  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett
                                                        Growth &         Bond        Developing       Mid-Cap        Growth
                                                         Income        Debenture       Growth          Value       Opportunity
                                                        Portfolio      Portfolio    Portfolio (e)    Portfolio    Portfolio (d)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        6,857          6,068              -          1,067              -
  Net realized gain (loss)                                      877           (577)          (796)         2,872             40
  Change in unrealized appreciation (depreciation)          269,451         47,628            808         33,818            333
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             277,185         53,119             12         37,757            373
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (102)          (228)          (119)          (304)           (40)
  Payments received from contract owners                      8,126            605              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            402,549        128,691            822            (83)         1,184
  Transfers for contract benefits, terminations and
   insurance charges                                        (29,102)        (1,184)        (2,014)        (3,550)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  381,471        127,884         (1,311)        (3,937)         1,144
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   658,656        181,003         (1,299)        33,820          1,517
Net assets at beginning of period                           556,038        226,147          1,299        147,130              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    1,214,694        407,150              -        180,950          1,517
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                       Enhanced     International
                                                         Index         Equity
                                                     Portfolio (e)  Portfolio (e)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               4,231            529
  Net realized gain (loss)                                (213,173)       (59,752)
  Change in unrealized appreciation (depreciation)         217,201         56,859
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              8,259         (2,364)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (60)          (117)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                          (276,941)       (57,472)
  Transfers for contract benefits, terminations and
   insurance charges                                        (9,923)        (3,410)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                (286,924)       (60,999)
                                                     -------------  -------------
    Net increase (decrease) in net assets                 (278,665)       (63,363)
Net assets at beginning of period                          278,665         63,363
                                                     -------------  -------------
Net assets at end of period                                      -              -
                                                     =============  =============

(d) For the period from April 25, 2003 to December 31, 2003.
(e) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                                                                   Met Investors
                                                     -----------------------------------------------------------------------------
                                                        JP Morgan      JP Morgan      JP Morgan         AIM            AIM
                                                         Quality       Small Cap       Select         Mid Cap       Small Cap
                                                          Bond           Stock         Equity       Core Equity      Growth
                                                        Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              -            702           (682)          (695)
  Net realized gain (loss)                                      523           (560)        (1,410)         2,921            891
  Change in unrealized appreciation (depreciation)              (42)        23,209         33,895         42,653         45,251
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 481         22,649         33,187         44,892         45,447
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (255)          (176)          (151)          (104)           (95)
  Payments received from contract owners                          -              -              -          4,026          1,541
  Transfers between sub-accounts (including fixed
   account), net                                            (19,322)         2,029              -        202,163        192,777
  Transfers for contract benefits, terminations and
   insurance charges                                           (378)        (3,024)        (2,580)             -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (19,955)        (1,171)        (2,731)       206,085        194,223
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (19,474)        21,478         30,456        250,977        239,670
Net assets at beginning of period                            19,474         78,714        100,531         41,126         23,013
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -        100,192        130,987        292,103        262,683
                                                     ==============  =============  =============  =============  =============

                                                     ---------------------------
                                                      Third Avenue      Janus
                                                       Small Cap      Aggressive
                                                         Value          Growth
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 147           (688)
  Net realized gain (loss)                                   3,126            482
  Change in unrealized appreciation (depreciation)          35,422         34,646
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             38,695         34,440
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (123)           (87)
  Payments received from contract owners                     1,623          1,917
  Transfers between sub-accounts (including fixed
   account), net                                           146,697        121,569
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 148,197        123,399
                                                     -------------  -------------
    Net increase (decrease) in net assets                  186,892        157,839
Net assets at beginning of period                              174         42,497
                                                     -------------  -------------
Net assets at end of period                                187,066        200,336
                                                     =============  =============




See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                                                                   Met Investors
                                                     ----------------------------------------------------------------------------
                                                           MFS        T Rowe Price   Oppenheimer        PIMCO
                                                        Research        Mid Cap        Capital        Inflation        PIMCO
                                                      International      Growth      Appreciation  Protected Bond    Innovation
                                                        Portfolio      Portfolio      Portfolio    Portfolio A (f)   Portfolio
                                                     --------------  -------------  -------------  --------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          637           (278)          (284)             58            (49)
  Net realized gain (loss)                                    1,858          1,241            194             405          1,134
  Change in unrealized appreciation (depreciation)           33,574         14,344         14,185              60          2,018
                                                     --------------  -------------  -------------   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              36,069         15,307         14,095             523          3,103
                                                     --------------  -------------  -------------   -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -               -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (102)           (76)           (92)              -            (68)
  Payments received from contract owners                      1,266              -            220               -              -
  Transfers between sub-accounts (including fixed
   account), net                                            147,411         67,194         88,656          24,943         25,715
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -               -              -
                                                     --------------  -------------  -------------   -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  148,575         67,118         88,784          24,943         25,647
                                                     --------------  -------------  -------------   -------------  -------------
    Net increase (decrease) in net assets                   184,644         82,425        102,879          25,466         28,750
Net assets at beginning of period                             5,134         22,364          7,154               -             49
                                                     --------------  -------------  -------------   -------------  -------------
Net assets at end of period                          $      189,778        104,789        110,033          25,466         28,799
                                                     ==============  =============  =============   =============  =============

                                                     -----------------------------
                                                         PIMCO          PIMCO
                                                         Money       Total Return
                                                        Market           Bond
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               3,577          2,022
  Net realized gain (loss)                                       -          8,057
  Change in unrealized appreciation (depreciation)               -           (604)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              3,577          9,475
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (101)          (109)
  Payments received from contract owners                 2,733,855          9,256
  Transfers between sub-accounts (including fixed
   account), net                                        (3,113,423)        59,185
  Transfers for contract benefits, terminations and
   insurance charges                                      (148,185)          (730)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                (527,854)        67,602
                                                     -------------  -------------
    Net increase (decrease) in net assets                 (524,277)        77,077
Net assets at beginning of period                        2,962,867        160,373
                                                     -------------  -------------
Net assets at end of period                              2,438,590        237,450
                                                     =============  =============

(f) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                             Met Investors                                           MetLife
                                                     -----------------------------  --------------------------------------------
                                                                        Harris                         Harris
                                                       Met/Putnam       Oakmark         Davis         Oakmark       Jennison
                                                        Research     International     Venture        Focused        Growth
                                                       Portfolio       Portfolio     Value Fund A    Value Fund     Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $         (101)           956           (471)          (336)          (182)
  Net realized gain (loss)                                       45            473          3,494          1,272            641
  Change in unrealized appreciation (depreciation)            4,233         18,498         37,991         22,920          8,251
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               4,177         19,927         41,014         23,856          8,710
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (92)           (97)           (99)          (104)          (116)
  Payments received from contract owners                          -          1,513          7,565              -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (483)       102,616        172,108        103,681         80,961
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)             -         (3,532)             -            (49)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (577)       104,032        176,042        103,577         80,796
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     3,600        123,959        217,056        127,433         89,506
Net assets at beginning of period                            17,776         12,038         57,512         26,574          3,811
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       21,376        135,997        274,568        154,007         93,317
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------

                                                         Stock        SSR Money
                                                         Index         Market
                                                       Portfolio    Portfolio (d)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               1,489              3
  Net realized gain (loss)                                    (347)             -
  Change in unrealized appreciation (depreciation)          41,547              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             42,689              3
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (91)             -
  Payments received from contract owners                    16,076          1,303
  Transfers between sub-accounts (including fixed
   account), net                                           131,329          1,898
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 147,314          3,201
                                                     -------------  -------------
    Net increase (decrease) in net assets                  190,003          3,204
Net assets at beginning of period                          127,184              -
                                                     -------------  -------------
Net assets at end of period                                317,187          3,204
                                                     =============  =============

(d) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                          GACC                                        Russell
                                                     --------------  -----------------------------------------------------------

                                                         Money        Multi-Style     Aggressive                       Core
                                                         Market         Equity          Equity         Non-US          Bond
                                                        Fund (e)         Fund            Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            9              -              -              -              2
  Net realized gain (loss)                                      (46)           (35)           (12)           (36)            10
  Change in unrealized appreciation (depreciation)               46             43             33             46             (8)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   9              8             21             10              4
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (201)           (68)           (95)           (69)          (128)
  Payments received from contract owners                        652              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (379)             1              -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                         (2,489)             -              -              -             (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (2,417)           (67)           (95)           (69)          (129)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (2,408)           (59)           (74)           (59)          (125)
Net assets at beginning of period                             2,408             59             74             59            125
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -              -              -              -              -
                                                     ==============  =============  =============  =============  =============

                                                                         AIM
                                                     -------------- -------------
                                                          Real
                                                         Estate        Premier
                                                       Securities      Equity
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   3            128
  Net realized gain (loss)                                      35           (785)
  Change in unrealized appreciation (depreciation)             (11)         9,911
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 27          9,254
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (155)          (119)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -            879
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)          (969)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (156)          (209)
                                                     -------------  -------------
    Net increase (decrease) in net assets                     (129)         9,045
Net assets at beginning of period                              129         37,101
                                                     -------------  -------------
Net assets at end of period                                      -         46,146
                                                     =============  =============

(e) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003

                                                                  AIM                         Alliance               Liberty
                                                     -----------------------------  ----------------------------  -------------
                                                                                                     Bernstein       Newport
                                                        Capital      International     Premier      Real Estate    Tiger Fund,
                                                      Appreciation      Growth         Growth       Investment      Variable
                                                          Fund           Fund         Portfolio      Portfolio       Series
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              -            (21)            53              -
  Net realized gain (loss)                                     (360)           (82)          (165)            53            (29)
  Change in unrealized appreciation (depreciation)            5,162             93            956            688             41
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               4,802             11            770            794             12
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (136)          (113)           (52)          (154)           (73)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                              2,007              -           (170)          (107)             3
  Transfers for contract benefits, terminations and
   insurance charges                                         (2,442)            (1)            (3)            (4)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (571)          (114)          (225)          (265)           (71)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     4,231           (103)           545            529            (59)
Net assets at beginning of period                            16,540            103          3,438          2,162             59
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       20,771              -          3,983          2,691              -
                                                     ==============  =============  =============  =============  =============

                                                             Goldman Sachs
                                                     ----------------------------
                                                         Growth
                                                           &        International
                                                         Income        Equity
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                     (19)           (43)
  Change in unrealized appreciation (depreciation)              26             51
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  7              8
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (82)           (63)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (82)           (63)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (75)           (55)
Net assets at beginning of period                               75             55
                                                     -------------  -------------
Net assets at end of period                                      -              -
                                                     =============  =============



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                                      Scudder II
                                                     --------------------------------------------  --------------
                                                          Small         Dreman
                                                           Cap         Small Cap      Government
                                                         Growth          Value        Securities      Research
                                                        Portfolio      Portfolio      Portfolio        Series
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              3              6              -
  Net realized gain (loss)                                      (59)            28             12            (50)
  Change in unrealized appreciation (depreciation)               70             (9)           (18)            57
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  11             22              -              7
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (50)          (129)          (124)           (60)
  Payments received from contract owners                          -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)            (1)            (1)             -
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (51)          (130)          (125)           (60)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (40)          (108)          (125)           (53)
Net assets at beginning of period                                40            108            125             53
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $            -              -              -              -
                                                     ==============  =============  =============  =============

                                                                   MFS
                                                     --------------------------------------------

                                                       Investors       Emerging         High
                                                         Trust          Growth         Income
                                                        Series          Series         Series
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   5              -             74
  Net realized gain (loss)                                     (96)           (61)            (6)
  Change in unrealized appreciation (depreciation)             919             68            249
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                828              7            317
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (72)           (43)          (103)
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                              (193)             1            (90)
  Transfers for contract benefits, terminations and
   insurance charges                                            (2)             -             (3)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (267)           (42)          (196)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                      561            (35)           121
Net assets at beginning of period                            3,996             35          1,917
                                                     -------------  -------------  -------------
Net assets at end of period                                  4,557              -          2,038
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                                  MFS                                              Oppenheimer
                                                     -----------------------------  --------------------------------------------
                                                                                                    Main Street
                                                        Strategic         New          Capital       Growth &          High
                                                         Income        Discovery     Appreciation     Income          Income
                                                         Series         Series           Fund          Fund            Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            7            (15)           (75)             1              8
  Net realized gain (loss)                                       10            (61)           119            (27)           (17)
  Change in unrealized appreciation (depreciation)              (12)           883         10,449             35             23
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   5            807         10,493              9             14
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (122)           (69)           (67)           (73)          (109)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -           (127)         4,280              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)            (9)           (23)            (1)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (123)          (205)         4,190            (74)          (110)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (118)           602         14,683            (65)           (96)
Net assets at beginning of period                               118          2,502         32,975             65             96
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -          3,104         47,658              -              -
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------

                                                                      Strategic
                                                          Bond          Bond
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 312              8
  Net realized gain (loss)                                      13              2
  Change in unrealized appreciation (depreciation)              53              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                378             10
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (125)          (123)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                              (292)             -
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)            (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (418)          (124)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (40)          (114)
Net assets at beginning of period                            6,311            114
                                                     -------------  -------------
Net assets at end of period                                  6,271              -
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                                                       Putnam
                                                     --------------------------------------------------------------------------
                                                                                                                  International
                                                        Growth &          New                      International       New
                                                         Income          Value          Vista         Growth      Opportunities
                                                          Fund           Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           68              2              -              8              -
  Net realized gain (loss)                                      (91)            10            (59)           (42)           (54)
  Change in unrealized appreciation (depreciation)            1,113              4             68            407             59
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,090             16              9            373              5
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (92)          (119)           (47)           (66)           (46)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (204)             -              -            (65)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)            (1)             -             (2)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (298)          (120)           (47)          (133)           (46)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       792           (104)           (38)           240            (41)
Net assets at beginning of period                             4,205            104             38          1,404             41
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        4,997              -              -          1,644              -
                                                     ==============  =============  =============  =============  =============

                                                               Templeton
                                                     ----------------------------
                                                         Global        Franklin
                                                         Income         Small
                                                       Securities        Cap
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  11              -
  Net realized gain (loss)                                      20           (173)
  Change in unrealized appreciation (depreciation)             (20)         1,184
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 11          1,011
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (142)          (152)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -            (78)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (142)          (230)
                                                     -------------  -------------
    Net increase (decrease) in net assets                     (131)           781
Net assets at beginning of period                              131          2,765
                                                     -------------  -------------
Net assets at end of period                                      -          3,546
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2003


                                                                                      Templeton
                                                     --------------------------------------------------------------------------
                                                                                      Developing       Mutual     Franklin Large
                                                         Growth         Foreign        Markets         Shares       Cap Growth
                                                       Securities      Securities     Securities     Securities     Securities
                                                          Fund            Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          495             22             16              1              1
  Net realized gain (loss)                                     (392)          (135)            16              5            (34)
  Change in unrealized appreciation (depreciation)            8,588            549            858              8             47
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               8,691            436            890             14             14
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (112)          (165)           (92)          (117)          (103)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -            (66)           (91)             -              -
  Transfers for contract benefits, terminations and
   insurance charges                                           (693)            (4)            (4)            (1)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (805)          (235)          (187)          (118)          (103)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     7,886            201            703           (104)           (89)
Net assets at beginning of period                            27,116          1,475          1,765            104             89
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       35,002          1,676          2,468              -              -
                                                     ==============  =============  =============  =============  =============





                                                         Total
                                                     -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                              25,709
  Net realized gain (loss)                                (248,705)
  Change in unrealized appreciation (depreciation)       1,080,858
                                                     -------------
    Net increase (decrease) in net assets from
     operations                                            857,862
                                                     -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -
  MetLife Investors Insurance Company of California
   redemptions                                              (7,138)
  Payments received from contract owners                 2,789,544
  Transfers between sub-accounts (including fixed
   account), net                                        (1,258,159)
  Transfers for contract benefits, terminations and
   insurance charges                                      (214,404)
                                                     -------------
    Net increase (decrease) in net assets from
     contract transactions                               1,309,843
                                                     -------------
    Net increase (decrease) in net assets                2,167,705
Net assets at beginning of period                        5,131,086
                                                     -------------
Net assets at end of period                              7,298,791
                                                     =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002

                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                     Growth &         Bond        Developing       Mid-Cap       Enhanced
                                                      Income        Debenture       Growth          Value          Index
                                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        5,763         17,673              -            713          3,189
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  26             43              -             11              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           5,737         17,630              -            702          3,189
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (2,532)        (1,144)           (14)           641        (27,450)
  Realized gain distributions                             41,061              -              -          5,941              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              38,529         (1,144)           (14)         6,582        (27,450)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (159,692)       (16,710)          (523)       (26,972)       (69,871)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (115,426)          (224)          (537)       (19,688)       (94,132)
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                    JP Morgan      JP Morgan
                                                  International     Quality
                                                     Equity          Bond
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -            876
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              1
                                                  -------------  -------------
    Net investment income (loss)                              -            875
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (18,623)         1,654
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                            (18,623)         1,654
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)          6,034             31
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (12,589)         2,560
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002

                                                                                               Met Investors
                                                  -----------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan         AIM            AIM       Third Avenue
                                                     Small Cap       Select         Mid Cap       Small Cap      Small Cap
                                                       Stock         Equity       Core Equity      Growth          Value
                                                     Portfolio      Portfolio    Portfolio (g)  Portfolio (g)  Portfolio (h)
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           79            772             21              -              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -             72             35              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              79            772            (51)           (35)             -
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (488)        (8,014)            (5)            11              1
  Realized gain distributions                                  -              -             29              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                (488)        (8,014)            24             11              1
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (20,843)       (27,291)           240          1,083              3
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (21,252)       (34,533)           213          1,059              4
                                                  ==============  =============  =============  =============  =============

                                                  --------------------------
                                                      Janus           MFS
                                                   Aggressive      Research
                                                     Growth      International
                                                  Portfolio (g)  Portfolio (g)
                                                  -------------  -------------
Investment income:
  Dividends                                                  26              9
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 60              9
                                                  -------------  -------------
    Net investment income (loss)                            (34)             -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 3             (1)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  3             (1)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (283)           (24)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (314)           (25)
                                                  =============  =============

(g) For the period from February 1, 2002 to December 31, 2002.
(h) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002


                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                   T Rowe Price    Oppenheimer                      PIMCO         PIMCO
                                                      Mid Cap        Capital         PIMCO          Money     Total Return
                                                      Growth      Appreciation    Innovation       Market         Bond
                                                   Portfolio (g)  Portfolio (g)  Portfolio (g)  Portfolio (g) Portfolio (g)
                                                  --------------  -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $            -              4              -         10,818             -
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                  34             13              -          4,947           278
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                             (34)            (9)             -          5,871          (278)
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  8              -              -              -            22
  Realized gain distributions                                133              -              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                                 141              -              -              -            22
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)             717           (147)           (51)             -         4,680
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $          824           (156)           (51)         5,871         4,424
                                                  ==============  =============  =============  ============= =============

                                                  -----------------------------
                                                                    Harris
                                                   Met/Putnam       Oakmark
                                                    Research     International
                                                  Portfolio (g)  Portfolio (g)
                                                  -------------  -------------
Investment income:
  Dividends                                                  91             18
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 32             22
                                                  -------------  -------------
    Net investment income (loss)                             59             (4)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (3)           (11)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 (3)           (11)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (250)          (729)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (194)          (744)
                                                  =============  =============

(g) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002


                                                                            MetLife                                 GACC
                                                  -----------------------------------------------------------  -------------
                                                                      Harris
                                                       Davis         Oakmark       Jennison         Stock          Money
                                                   Venture Value     Focused        Growth          Index          Market
                                                    Fund A (g)    Value Fund (g) Portfolio (h)  Portfolio (g)       Fund
                                                  --------------  -------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -              -              1          1,059
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  91             47              7            171             10
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             (90)           (47)            (7)          (170)         1,049
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (11)           (10)            (2)           (79)          (828)
  Realized gain distributions                                  -              -              -              1              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (11)           (10)            (2)           (78)          (828)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)              62           (382)          (258)        (1,699)           (65)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (39)          (439)          (267)        (1,947)           156
                                                  ==============  =============  =============  =============  =============

                                                             Russell
                                                  ----------------------------

                                                   Multi-Style     Aggressive
                                                     Equity          Equity
                                                      Fund            Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (18)           (18)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (18)           (18)
                                                  =============  =============

(g) For the period from February 1, 2002 to December 31, 2002.
(h) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002


                                                                    Russell                                        AIM
                                                  -------------------------------------------  -----------------------------
                                                                                     Real
                                                                      Core          Estate        Premier        Capital
                                                      Non-US          Bond        Securities      Equity       Appreciation
                                                       Fund           Fund           Fund          Fund            Fund
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              3             7            150              -
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              1             1              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                               1              2             6            150              -
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -             -        (23,413)        (6,335)
  Realized gain distributions                                  -              3             1              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                   -              3             1        (23,413)        (6,335)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (11)             3            (3)         5,658            114
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (10)             8             4        (17,605)        (6,221)
                                                  ==============  ============= =============  =============  =============

                                                                   Alliance
                                                  -------------- -------------

                                                  International     Premier
                                                     Growth         Growth
                                                      Fund         Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   1              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -             23
                                                  -------------  -------------
    Net investment income (loss)                              1            (23)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -            (83)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -            (83)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (20)        (1,493)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (19)        (1,599)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002

                                                     Alliance        Liberty                            Goldman Sachs
                                                  --------------  -------------  --------------------------------------------
                                                     Bernstein       Newport         Growth
                                                    Real Estate    Tiger Fund,         &        International      Global
                                                    Investment      Variable         Income        Equity          Income
                                                     Portfolio       Series           Fund          Fund          Fund (i)
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           57              1              1              1              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  12              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              45              1              1              1              -
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  6              -              -              -             (2)
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   6              -              -              -             (2)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)              (4)           (12)           (11)           (14)             2
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           47            (11)           (10)           (13)             -
                                                  ==============  =============  =============  =============  =============

                                                                   Scudder II
                                                  -------------- -------------
                                                                     Small
                                                     Internet         Cap
                                                    Tollkeeper       Growth
                                                     Fund (i)      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (65)             -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (65)             -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             57            (20)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (8)           (20)
                                                  =============  =============

(i) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002


                                                           Scudder II                                              MFS
                                                  ----------------------------- --------------------------------------------
                                                      Dreman
                                                     Small Cap     Government                    Investors       Emerging
                                                       Value       Securities      Research        Trust          Growth
                                                     Portfolio     Portfolio        Series        Series          Series
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              4             -             25              -
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              1             -             25              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                               -              3             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -             -            (52)             -
  Realized gain distributions                                  -              -             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                   -              -             -            (52)             -
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (14)             6           (18)        (1,070)           (18)
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (14)             9           (18)        (1,122)           (18)
                                                  ==============  ============= =============  =============  =============

                                                  -----------------------------

                                                       High        Strategic
                                                      Income        Income
                                                      Series        Series
                                                  -------------  -------------
Investment income:
  Dividends                                                 134              4
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 11              -
                                                  -------------  -------------
    Net investment income (loss)                            123              4
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (6)             -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 (6)             -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (80)             5
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              37              9
                                                  =============  =============


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002

                                                        MFS                                      Oppenheimer
                                                  --------------  ----------------------------------------------------------
                                                                                  Main Street
                                                        New          Capital       Growth &          High
                                                     Discovery     Appreciation     Income          Income         Bond
                                                      Series           Fund          Fund            Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -              1             10            450
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  17             42              -              -             33
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             (17)           (42)             1             10            417
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (37)             9              -              -              3
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (37)             9              -              -              3
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          (1,163)         1,799            (16)           (13)            84
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       (1,217)         1,766            (15)            (3)           504
                                                  ==============  =============  =============  =============  =============

                                                                     Putnam
                                                  -------------- -------------

                                                    Strategic       Growth &
                                                      Bond           Income
                                                      Fund            Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   9             83
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -             26
                                                  -------------  -------------
    Net investment income (loss)                              9             57
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -            (47)
  Realized gain distributions                                 -             28
                                                  -------------  -------------
    Net realized gain (loss)                                  -            (19)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (1)        (1,072)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               8         (1,034)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002


                                                                             Putnam
                                                  -----------------------------------------------------------  -------------
                                                                                                International     Global
                                                        New                      International       New          Income
                                                       Value          Vista         Growth      Opportunities   Securities
                                                       Fund           Fund           Fund           Fund           Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -             16              -              1
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              9              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               1              -              7              -              1
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -            (18)             -              -
  Realized gain distributions                                  4              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   4              -            (18)             -              -
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (23)           (17)          (306)            (7)            21
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (18)           (17)          (317)            (7)            22
                                                  ==============  =============  =============  =============  =============

                                                      Templeton
                                                  -----------------------------
                                                     Franklin
                                                      Small          Growth
                                                       Cap         Securities
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                  14            866
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                             14            866
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (2,813)        (3,482)
  Realized gain distributions                                 -            795
                                                  -------------  -------------
    Net realized gain (loss)                             (2,813)        (2,687)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)          1,770         (5,449)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (1,029)        (7,270)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year Ended December 31, 2002

                                                                           Templeton
                                                  -----------------------------------------------------------
                                                                    Developing       Mutual     Franklin Large
                                                     Foreign         Markets         Shares       Cap Growth
                                                    Securities      Securities     Securities     Securities
                                                       Fund            Fund           Fund           Fund          Total
                                                  --------------  -------------  -------------  -------------- -------------
Investment income:
  Dividends                                       $           31             30              1              1         43,016
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   9             10              -              -          6,129
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              22             20              1              1         36,887
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (37)            (6)             -              -        (93,253)
  Realized gain distributions                                  -              -              2              -         47,998
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (37)            (6)             2              -        (45,255)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (335)           (21)           (17)           (27)      (314,712)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $         (350)            (7)           (14)           (26)      (323,080)
                                                  ==============  =============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                                                                   Met Investors
                                                     --------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett      Lord Abbett
                                                        Growth &         Bond        Developing         Mid-Cap
                                                         Income        Debenture       Growth            Value
                                                        Portfolio      Portfolio      Portfolio        Portfolio
                                                     --------------  -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        5,737         17,630              -              702
  Net realized gain (loss)                                   38,529         (1,144)           (14)           6,582
  Change in unrealized appreciation (depreciation)         (159,692)       (16,710)          (523)         (26,972)
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                            (115,426)          (224)          (537)         (19,688)
                                                     --------------  -------------  -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -                -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -                -
  Payments received from contract owners                         81              -              -                -
  Transfers between sub-accounts (including fixed
   account), net                                            133,757         33,890              -           52,162
  Transfers for contract benefits, terminations and
   insurance charges                                        (12,790)        (4,538)           (36)          (3,687)
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  121,048         29,352            (36)          48,475
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets                     5,622         29,128           (573)          28,787
Net assets at beginning of period                           550,416        197,019          1,872          118,343
                                                     --------------  -------------  -------------    -------------
Net assets at end of period                          $      556,038        226,147          1,299          147,130
                                                     ==============  =============  =============    =============

                                                     ------------------------------------------
                                                       JP Morgan      JP Morgan      JP Morgan
                                                       Enhanced     International     Quality
                                                         Index         Equity          Bond
                                                       Portfolio      Portfolio      Portfolio
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               3,189              -            875
  Net realized gain (loss)                                 (27,450)       (18,623)         1,654
  Change in unrealized appreciation (depreciation)         (69,871)         6,034             31
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (94,132)       (12,589)         2,560
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -              -
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                           (67,035)       (29,371)        17,349
  Transfers for contract benefits, terminations and
   insurance charges                                        (7,658)        (1,829)          (670)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (74,693)       (31,200)        16,679
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                 (168,825)       (43,789)        19,239
Net assets at beginning of period                          447,490        107,152            235
                                                     -------------  -------------  -------------
Net assets at end of period                                278,665         63,363         19,474
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                        JP Morgan      JP Morgan         AIM            AIM       Third Avenue
                                                        Small Cap       Select         Mid Cap       Small Cap      Small Cap
                                                          Stock         Equity       Core Equity      Growth          Value
                                                        Portfolio      Portfolio    Portfolio (g)  Portfolio (g)  Portfolio (h)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           79            772            (51)           (35)             -
  Net realized gain (loss)                                     (488)        (8,014)            24             11              1
  Change in unrealized appreciation (depreciation)          (20,843)       (27,291)           240          1,083              3
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (21,252)       (34,533)           213          1,059              4
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -            100            100            100
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -             41             55
  Transfers between sub-accounts (including fixed
   account), net                                                (63)       (22,954)        41,583         22,500             15
  Transfers for contract benefits, terminations and
   insurance charges                                         (2,099)        (2,610)          (770)          (687)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (2,162)       (25,564)        40,913         21,954            170
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (23,414)       (60,097)        41,126         23,013            174
Net assets at beginning of period                           102,128        160,628              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       78,714        100,531         41,126         23,013            174
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                         Janus           MFS
                                                      Aggressive      Research
                                                        Growth      International
                                                     Portfolio (g)  Portfolio (g)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (34)             -
  Net realized gain (loss)                                       3             (1)
  Change in unrealized appreciation (depreciation)            (283)           (24)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (314)           (25)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100            100
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -             28
  Transfers between sub-accounts (including fixed
   account), net                                            43,025          5,110
  Transfers for contract benefits, terminations and
   insurance charges                                          (314)           (79)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  42,811          5,159
                                                     -------------  -------------
    Net increase (decrease) in net assets                   42,497          5,134
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                 42,497          5,134
                                                     =============  =============

(g) For the period from February 1, 2002 to December 31, 2002.
(h) For the period from August 1, 2002 to December 31, 2002.



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                      T Rowe Price    Oppenheimer                      PIMCO          PIMCO
                                                         Mid Cap        Capital         PIMCO          Money      Total Return
                                                         Growth      Appreciation    Innovation       Market          Bond
                                                      Portfolio (g)  Portfolio (g)  Portfolio (g)  Portfolio (g)  Portfolio (g)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (34)            (9)             -          5,871           (278)
  Net realized gain (loss)                                      141              -              -              -             22
  Change in unrealized appreciation (depreciation)              717           (147)           (51)             -          4,680
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 824           (156)           (51)         5,871          4,424
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100            100            100            100            100
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -      3,655,445            139
  Transfers between sub-accounts (including fixed
   account), net                                             22,527          7,210              -       (698,210)       155,710
  Transfers for contract benefits, terminations and
   insurance charges                                         (1,087)             -              -           (339)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   21,540          7,310            100      2,956,996        155,949
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    22,364          7,154             49      2,962,867        160,373
Net assets at beginning of period                                 -              -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       22,364          7,154             49      2,962,867        160,373
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                                       Harris
                                                      Met/Putnam       Oakmark
                                                       Research     International
                                                     Portfolio (g)  Portfolio (g)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  59             (4)
  Net realized gain (loss)                                      (3)           (11)
  Change in unrealized appreciation (depreciation)            (250)          (729)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (194)          (744)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100            100
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            18,251         12,768
  Transfers for contract benefits, terminations and
   insurance charges                                          (381)           (86)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  17,970         12,782
                                                     -------------  -------------
    Net increase (decrease) in net assets                   17,776         12,038
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                 17,776         12,038
                                                     =============  =============

(g) For the period from February 1, 2002 to December 31, 2002.




See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                                               MetLife                                 GACC
                                                     -----------------------------------------------------------  -------------
                                                                         Harris
                                                          Davis         Oakmark       Jennison         Stock          Money
                                                      Venture Value     Focused        Growth          Index          Market
                                                       Fund A (g)    Value Fund (g) Portfolio (h)  Portfolio (g)       Fund
                                                     --------------  -------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (90)           (47)            (7)          (170)         1,049
  Net realized gain (loss)                                      (11)           (10)            (2)           (78)          (828)
  Change in unrealized appreciation (depreciation)               62           (382)          (258)        (1,699)           (65)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (39)          (439)          (267)        (1,947)           156
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100            100            100            100            200
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -           (224)
  Payments received from contract owners                          -              -              -            191          1,955
  Transfers between sub-accounts (including fixed
   account), net                                             57,972         27,437          3,978        129,024           (834)
  Transfers for contract benefits, terminations and
   insurance charges                                           (521)          (524)             -           (184)          (207)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   57,551         27,013          4,078        129,131            890
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    57,512         26,574          3,811        127,184          1,046
Net assets at beginning of period                                 -              -              -              -          1,362
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       57,512         26,574          3,811        127,184          2,408
                                                     ==============  =============  =============  =============  =============

                                                                Russell
                                                     ----------------------------

                                                      Multi-Style     Aggressive
                                                        Equity          Equity
                                                         Fund            Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                       -              -
  Change in unrealized appreciation (depreciation)             (18)           (18)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (18)           (18)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (18)           (18)
Net assets at beginning of period                               77             92
                                                     -------------  -------------
Net assets at end of period                                     59             74
                                                     =============  =============

(g) For the period from February 1, 2002 to December 31, 2002.
(h) For the period from August 1, 2002 to December 31, 2002.





See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002

                                                                       Russell                                        AIM
                                                     -------------------------------------------  -----------------------------
                                                                                        Real
                                                                         Core          Estate        Premier        Capital
                                                         Non-US          Bond        Securities      Equity       Appreciation
                                                          Fund           Fund           Fund          Fund            Fund
                                                     --------------  ------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              2             6            150              -
  Net realized gain (loss)                                        -              3             1        (23,413)        (6,335)
  Change in unrealized appreciation (depreciation)              (11)             3            (3)         5,658            114
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (10)             8             4        (17,605)        (6,221)
                                                     --------------  ------------- -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -              -              -
  Payments received from contract owners                          -              -             -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              2             -        (53,319)       (12,281)
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)             -             -         (1,239)          (505)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)             2             -        (54,558)       (12,786)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets                       (11)            10             4        (72,163)       (19,007)
Net assets at beginning of period                                70            115           125        109,264         35,547
                                                     --------------  ------------- -------------  -------------  -------------
Net assets at end of period                          $           59            125           129         37,101         16,540
                                                     ==============  ============= =============  =============  =============

                                                                      Alliance
                                                     -------------- -------------

                                                     International     Premier
                                                        Growth         Growth
                                                         Fund         Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   1            (23)
  Net realized gain (loss)                                       -            (83)
  Change in unrealized appreciation (depreciation)             (20)        (1,493)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (19)        (1,599)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -           (167)
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -           (167)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (19)        (1,766)
Net assets at beginning of period                              122          5,204
                                                     -------------  -------------
Net assets at end of period                                    103          3,438
                                                     =============  =============



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                        Alliance        Liberty                            Goldman Sachs
                                                     --------------  -------------  --------------------------------------------
                                                        Bernstein       Newport         Growth
                                                       Real Estate    Tiger Fund,         &        International      Global
                                                       Investment      Variable         Income        Equity          Income
                                                        Portfolio       Series           Fund          Fund          Fund (i)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           45              1              1              1              -
  Net realized gain (loss)                                        6              -              -              -             (2)
  Change in unrealized appreciation (depreciation)               (4)           (12)           (11)           (14)             2
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  47            (11)           (10)           (13)             -
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -           (111)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                (91)             -              -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)            (1)             -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (93)            (1)             -              -           (111)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (46)           (12)           (10)           (13)          (111)
Net assets at beginning of period                             2,208             71             85             68            111
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        2,162             59             75             55              -
                                                     ==============  =============  =============  =============  =============

                                                                      Scudder II
                                                     -------------- -------------
                                                                        Small
                                                        Internet         Cap
                                                       Tollkeeper       Growth
                                                        Fund (i)      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                     (65)             -
  Change in unrealized appreciation (depreciation)              57            (20)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (8)           (20)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (35)             -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (35)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (43)           (20)
Net assets at beginning of period                               43             60
                                                     -------------  -------------
Net assets at end of period                                      -             40
                                                     =============  =============

(i) For the period from January 1, 2002 to May 1, 2002.




See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                              Scudder II                                              MFS
                                                     ----------------------------- ----------------------------------------------
                                                         Dreman
                                                        Small Cap     Government                      Investors       Emerging
                                                          Value       Securities      Research          Trust          Growth
                                                        Portfolio     Portfolio        Series          Series          Series
                                                     --------------  ------------- -------------    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              3             -                -              -
  Net realized gain (loss)                                        -              -             -              (52)             -
  Change in unrealized appreciation (depreciation)              (14)             6           (18)          (1,070)           (18)
                                                     --------------  ------------- -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (14)             9           (18)          (1,122)           (18)
                                                     --------------  ------------- -------------    -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -                -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -                -              -
  Payments received from contract owners                          -              -             -                -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -             1             (189)             -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             -                -              -
                                                     --------------  ------------- -------------    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -              -             1             (189)             -
                                                     --------------  ------------- -------------    -------------  -------------
    Net increase (decrease) in net assets                       (14)             9           (17)          (1,311)           (18)
Net assets at beginning of period                               122            116            70            5,307             53
                                                     --------------  ------------- -------------    -------------  -------------
Net assets at end of period                          $          108            125            53            3,996             35
                                                     ==============  ============= =============    =============  =============

                                                     ---------------------------

                                                          High        Strategic
                                                         Income        Income
                                                         Series        Series
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 123              4
  Net realized gain (loss)                                      (6)             -
  Change in unrealized appreciation (depreciation)             (80)             5
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 37              9
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (79)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (79)            (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (42)             8
Net assets at beginning of period                            1,959            110
                                                     -------------  -------------
Net assets at end of period                                  1,917            118
                                                     =============  =============



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                           MFS                                      Oppenheimer
                                                     --------------  -----------------------------------------------------------
                                                                                     Main Street
                                                           New          Capital       Growth &          High
                                                        Discovery     Appreciation     Income          Income          Bond
                                                         Series           Fund          Fund            Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (17)           (42)             1             10            417
  Net realized gain (loss)                                      (37)             9              -              -              3
  Change in unrealized appreciation (depreciation)           (1,163)         1,799            (16)           (13)            84
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (1,217)         1,766            (15)            (3)           504
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract Owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (120)        31,130              -              -           (261)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             (1)             -             (4)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (120)        31,130             (1)             -           (265)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net Assets                    (1,337)        32,896            (16)            (3)           239
Net assets at beginning of period                             3,839             79             81             99          6,072
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        2,502         32,975             65             96          6,311
                                                     ==============  =============  =============  =============  =============

                                                                        Putnam
                                                     -------------- -------------

                                                       Strategic       Growth &
                                                         Bond           Income
                                                         Fund            Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   9             57
  Net realized gain (loss)                                       -            (19)
  Change in unrealized appreciation (depreciation)              (1)        (1,072)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  8         (1,034)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract Owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -           (195)
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -           (195)
                                                     -------------  -------------
    Net increase (decrease) in net Assets                        8         (1,229)
Net assets at beginning of period                              106          5,434
                                                     -------------  -------------
Net assets at end of period                                    114          4,205
                                                     =============  =============



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002


                                                                                Putnam
                                                     -----------------------------------------------------------  ----------------
                                                                                                   International     Global
                                                           New                      International       New          Income
                                                          Value          Vista         Growth      Opportunities   Securities
                                                          Fund           Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              -              7              -              1
  Net realized gain (loss)                                        4              -            (18)             -              -
  Change in unrealized appreciation (depreciation)              (23)           (17)          (306)            (7)            21
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (18)           (17)          (317)            (7)            22
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -            (63)             1              1
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)             -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)             -            (63)             1              1
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (19)           (17)          (380)            (6)            23
Net assets at beginning of period                               123             55          1,784             47            108
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          104             38          1,404             41            131
                                                     ==============  =============  =============  =============  =============

                                                      Templeton
                                                     --------------------------
                                                        Franklin
                                                         Small          Growth
                                                          Cap         Securities
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  14            866
  Net realized gain (loss)                                  (2,813)        (2,687)
  Change in unrealized appreciation (depreciation)           1,770         (5,449)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (1,029)        (7,270)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            (5,574)        (4,731)
  Transfers for contract benefits, terminations and
   insurance charges                                           (79)          (837)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (5,653)        (5,568)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (6,682)       (12,838)
Net assets at beginning of period                            9,447         39,954
                                                     -------------  -------------
Net assets at end of period                                  2,765         27,116
                                                     =============  =============



See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year Ended December 31, 2002

                                                                              Templeton
                                                     -----------------------------------------------------------
                                                                       Developing       Mutual     Franklin Large
                                                        Foreign         Markets         Shares       Cap Growth
                                                       Securities      Securities     Securities     Securities
                                                          Fund            Fund           Fund           Fund          Total
                                                     --------------  -------------  -------------  -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           22             20              1              1         36,887
  Net realized gain (loss)                                      (37)            (6)             2              -        (45,255)
  Change in unrealized appreciation (depreciation)             (335)           (21)           (17)           (27)      (314,712)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (350)            (7)           (14)           (26)      (323,080)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -          1,800
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -           (370)
  Payments received from contract owners                          -              -              -              -      3,657,935
  Transfers between sub-accounts (including fixed
   account), net                                                (65)           (78)             -              -        (80,277)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -              -        (43,767)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (65)           (78)             -              -      3,535,321
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (415)           (85)           (14)           (26)     3,212,241
Net assets at beginning of period                             1,890          1,850            118            115      1,918,845
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        1,475          1,765            104             89      5,131,086
                                                     ==============  =============  =============  =============  =============


See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(1) ORGANIZATION:
   MetLife Investors Variable Life Account Five (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by MetLife Investors Insurance Company of California (MLIOC) and exists in accordance with the regulations of the California Department of Insurance. MLIOC is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company (Metropolitan Life). The Separate Account is a funding vehicle for variable life insurance policies issued by MLIOC.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of ten investment companies. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. The sub-accounts available for investment may vary between variable life insurance policies offered for sale by MLIOC.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLIOC's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable contracts is not chargeable with liabilities arising out of any other business MLIOC may conduct.

   The following sub-accounts were available for investment as of December 31, 2004:
               Met Investors Series Trust (Met Investors):
                Lord Abbett Growth & Income Portfolio (1)
                Lord Abbett Bond Debenture Portfolio (1)
                Lord Abbett Mid-Cap Value Portfolio (1)
                Lord Abbett Growth Opportunity Portfolio (1)
                JP Morgan Small Cap Stock Portfolio (1)
                AIM Mid Cap Core Equity Portfolio (2)
                AIM Small Cap Growth Portfolio (2)
                Third Avenue Small Cap Value Portfolio (2)
                Janus Aggressive Growth Portfolio (2)
                MFS Research International Portfolio (1)
                T Rowe Price Mid Cap Growth Portfolio (2)
                Oppenheimer Capital Appreciation Portfolio (2)
                PIMCO Inflation Protected Bond Portfolio A (2)
                PIMCO Innovation Portfolio (2)
                PIMCO Money Market Portfolio (2)
                PIMCO Total Return Portfolio (1)
                Harris Oakmark International Portfolio (2)
                Neuberger Berman Real Estate Portfolio (2)
                Turner Mid-Cap Growth Portfolio (3)
                Goldman Sachs Mid-Cap Value Portfolio (1)
               Metropolitan Life Series (MetLife):
                Davis Venture Value Fund A (2)
                Harris Oakmark Focused Value Fund (2)
                Jennison Growth Portfolio (2)
                Stock Index Portfolio (2)
                SSR Bond Income Portfolio (2)
                SSR Money Market Portfolio (1)
                T Rowe Price Large Cap Growth Portfolio (1)
                T Rowe Price Small Cap Growth Portfolio (1)
                Salomon Brothers Strategic Bond Portfolio (2)
      Metropolitan Life Series (MetLife) (continued):
       Capital Guardian Portfolio (3)
      Russell Insurance Funds (Russell):
       Multi-Style Equity Fund (2)
       Aggressive Equity Fund (2)
       Non-US Fund (2)
       Core Bond Fund (2)
       Real Estate Securities Fund (2)
      AIM Variable Insurance Funds, Inc. (AIM):
       Capital Appreciation Fund (1)
       International Growth Fund (1)
      Alliance Variable Products Series Fund, Inc. (Alliance):
       Bernstein Real Estate Investment Portfolio (2)
      Scudder Variable Series II (Scudder II):
       Small Cap Growth Portfolio (2)
       Dreman Small Cap Value Portfolio (2)
       Government Securities Portfolio (2)
      MFS Variable Insurance Trust (MFS):
       Investors Trust Series (2)
       High Income Series (2)
       New Discovery Series (2)
      Oppenheimer Variable Account Funds (Oppenheimer):
       Capital Appreciation Fund (2)
      Putnam Variable Trust (Putnam):
       Growth & Income Fund (2)
       Vista Fund (2)
       International Growth Fund (2)
      Franklin Templeton Variable Insurance Products Trust (Templeton):
       Growth Securities Fund (3)
       Foreign Securities Fund (1)
       Developing Markets Securities Fund (2)

   (1) Indicates subaccount is available in both the single premium variable life (SPVL) and the fixed premium variable universal life (FPVUL) products.
   (2) Indicates subaccount is available in the FPVUL product only.
   (3) Indicates subaccount is available in the SPVL product only.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(1) ORGANIZATION, CONTINUED:

   The following sub-accounts ceased operations during the years ended December 31, 2004, 2003 and 2002:

 Year Ended December 31, 2004:                           Date Ceased Operations
 -----------------------------                           ----------------------
  Met Investors JP Morgan Quality Bond Portfolio           November 19, 2004
  Met Investors JP Morgan Select Equity Portfolio          November 19, 2004
  Met Investors Met/Putnam Research Portfolio              November 19, 2004
  AIM Premier Equity Fund                                  April 30, 2004
  Alliance Premier Growth Portfolio                        April 30, 2004
  Liberty Newport Tiger Fund, Variable Series              April 30, 2004
  Goldman Sachs Growth & Income Fund                       April 30, 2004
  Goldman Sachs International Equity Fund                  April 30, 2004
  MFS Research Series                                      April 30, 2004
  MFS Emerging Growth Series                               April 30, 2004
  MFS Strategic Income Series                              April 30, 2004
  Oppenheimer Main Street Growth & Income Fund             April 30, 2004
  Oppenheimer High Income Fund                             April 30, 2004
  Oppenheimer Bond Fund                                    April 30, 2004
  Oppenheimer Strategic Bond Fund                          April 30, 2004
  Putnam New Value Fund                                    April 30, 2004
  Putnam International New Opportunities Fund              April 30, 2004
  Templeton Global Income Securities Fund                  April 30, 2004
  Templeton Franklin Small Cap Fund                        April 30, 2004
  Templeton Mutual Shares Securities Fund                  April 30, 2004
  Franklin Large Cap Growth Securities Fund                April 30, 2004

 Year Ended December 31, 2003:
 -----------------------------
  Met Investors Lord Abbett Developing Growth Portfolio    April 25, 2003
  Met Investors JP Morgan Enhanced Index Portfolio         April 25, 2003
  Met Investors JP Morgan International Equity Portfolio   April 25, 2003
  GACC Money Market Fund                                   April 25, 2003

 Year Ended December 31, 2002:
 -----------------------------
  Goldman Sachs Global Income Fund                         May 1, 2002
  Goldman Sachs Internet Tollkeeper Fund                   May 1, 2002

   The following sub-accounts began operations during the years ended December 31, 2004 and 2003:

Year Ended December 31, 2004:                             Date Began Operations
-----------------------------                             ---------------------
 Met Investors Janus Aggressive Growth Portfolio          May 3, 2004
 Met Investors T Rowe Price Mid Cap Growth Portfolio      May 3, 2004
 Met Investors Oppenheimer Capital Appreciation Portfolio May 3, 2004
 Met Investors PIMCO Total Return Bond Portfolio          May 3, 2004
 Met Investors Neuberger Berman Real Estate Portfolio     May 3, 2004
 Met Investors Turner Mid-Cap Growth Portfolio            May 3, 2004
 Met Investors Goldman Sachs Mid-Cap Value Portfolio      May 3, 2004
 MetLife SSR Bond Income Portfolio                        May 3, 2004

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(1) ORGANIZATION, CONTINUED:

Year Ended December 31, 2004:                             Date Began Operations
-----------------------------                             ---------------------
 MetLife T Rowe Price Large Cap Portfolio                   May 3, 2004
 MetLife T Rowe Price Small Cap Portfolio                   May 3, 2004
 MetLife Salomon Bros Strategic Bond                        May 3, 2004

Year Ended December 31, 2003:                             Date Began Operations
-----------------------------                             ---------------------
 Met Investors Lord Abbett Growth Opportunity Portfolio     April 25, 2003
 Met Investors PIMCO Inflation Protected Bond Portfolio A   May 1, 2003
 MetLife SSR Money Market Portfolio                         April 25, 2003

Year Ended December 31, 2002:
-----------------------------
 Met Investors AIM Mid Cap Core Equity Portfolio            February 1, 2002
 Met Investors AIM Small Cap Growth Portfolio               February 1, 2002
 Met Investors Third Avenue Small Cap Value Portfolio       August 1, 2002
 Met Investors Janus Aggressive Growth Portfolio            February 1, 2002
 Met Investors MFS Research International Portfolio         February 1, 2002
 Met Investors T Rowe Price Mid Cap Growth Portfolio        February 1, 2002
 Met Investors Oppenheimer Capital Appreciation Portfolio   February 1, 2002
 Met Investors PIMCO Innovation Portfolio                   February 1, 2002
 Met Investors PIMCO Money Market Portfolio                 February 1, 2002
 Met Investors PIMCO Total Return Bond Portfolio            February 1, 2002
 Met Investors Met/Putnam Research Portfolio                February 1, 2002
 Met Investors Harris Oakmark International Portfolio       February 1, 2002
 MetLife Davis Venture Value Fund A                         February 1, 2002
 MetLife Harris Oakmark Focused Value Fund                  February 1, 2002
 MetLife Jennison Growth Portfolio                          August 1, 2002
 MetLife Stock Index Portfolio                              February 1, 2002

(2) SIGNIFICANT ACCOUNTING POLICIES:

  (A) INVESTMENT VALUATION
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios. These investment companies value their investment securities at fair value. Realized gains and losses on the sale of portfolio shares owned by the sub-accounts are computed on the basis of the identified cost of the portfolio shares sold. Income from dividends and gains from realized capital gain distributions are recorded on the ex-distribution date.

  (B) FEDERAL INCOME TAXES
      The operations of the Separate Account are included in the federal income tax return of MLIOC, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLIOC believes it will be treated as the owner of the Separate Account assets for federal income tax purposes. MLIOC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life insurance policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for federal income taxes that would be attributable to the variable life insurance policies.


                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(2) SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

  (C) ESTIMATES
      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

(3) SEPARATE ACCOUNT EXPENSES:
   For flexible premium variable universal life policies, MLIOC deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The daily charge, on an annual basis, is equal to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.15% thereafter.

(4) CONTRACT CHARGES AND FEES:
   There are contract charges and fees associated with the variable life insurance policies. MLIOC deducts fees from the policy account value that reduces the return on investment. MLIOC sells single premium variable life
   (SPVL) and flexible premium variable universal life (FPVL) policies and the contract charges and fees vary based on the type of product sold.

   The insurance charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy account value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLIOC deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLIOC charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLIOC deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.

   The insurance charges for FPVL policies include tax expense, selection and issue expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy account value on a monthly basis. MLIOC deducts a sales charge from each premium payment. In addition, MLIOC will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLIOC deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(5) COST BASIS OF INVESTMENTS
   The following table presents the cost basis of each sub-account's investment as of December 31, 2004:

      Met Investors Lord Abbett Growth & Income Portfolio      $1,214,576
      Met Investors Lord Abbett Bond Debenture Portfolio          429,418
      Met Investors Lord Abbett Mid-Cap Value Portfolio           140,917
      Met Investors Lord Abbett Growth Opportunity Portfolio        1,541
      Met Investors JP Morgan Small Cap Stock Portfolio           116,986
      Met Investors AIM Mid Cap Core Equity Portfolio             313,708
      Met Investors AIM Small Cap Growth Portfolio                289,863
      Met Investors Third Avenue Small Cap Value Portfolio        219,037
      Met Investors Janus Aggressive Growth Portfolio             179,125
      Met Investors MFS Research International Portfolio          282,001
      Met Investors T Rowe Price Mid Cap Growth Portfolio         175,971
      Met Investors Oppenheimer Capital Appreciation Portfolio    151,299
      Met Investors PIMCO Inflation Protected Bond Portfolio A    199,399
      Met Investors PIMCO Innovation Portfolio                    103,647
      Met Investors PIMCO Money Market Portfolio                1,937,561
      Met Investors PIMCO Total Return Bond Portfolio             475,508
      Met Investors Harris Oakmark International Portfolio        192,967
      Met Investors Neuberger Berman Real Estate Portfolio            818
      Met Investors Turner Mid-Cap Growth Portfolio                     -
      Met Investors Goldman Sachs Mid-Cap Value A                  14,137
      MetLife Davis Venture Value Fund A                          510,710
      MetLife Harris Oakmark Focused Value Fund                   298,934
      MetLife Jennison Growth Portfolio                           140,344
      MetLife Stock Index Portfolio                               412,649
      MetLife SSR Bond Income Portfolio                            25,084
      MetLife SSR Money Market Portfolio                            4,171

         MetLife T Rowe Price Large Cap Portfolio            $        -
         MetLife T Rowe Price Small Cap Portfolio                 3,489
         MetLife Salomon Bros Strategic Bond                          -
         MetLife Capital Guardian Portfolio                     126,168
         Russell Multi-Style Equity Fund                              -
         Russell Aggressive Equity Fund                               -
         Russell Non-US Fund                                          -
         Russell Core Bond Fund                                       -
         Russell Real Estate Securities Fund                          -
         AIM Capital Appreciation Fund                           28,929
         AIM International Growth Fund                                -
         Alliance Bernstein Real Estate Investment Portfolio      1,903
         Scudder II Small Cap Growth Portfolio                        -
         Scudder II Dreman Small Cap Value Portfolio                  -
         Scudder II Government Securities Portfolio                   -
         MFS Investors Trust Series                               5,124
         MFS High Income Series                                   1,969
         MFS New Discovery Series                                 3,375
         Oppenheimer Capital Appreciation Fund                   34,973
         Putnam Growth & Income Fund                              5,301
         Putnam Vista Fund                                            -
         Putnam International Growth Fund                         1,758
         Templeton Growth Securities Fund                        43,297
         Templeton Foreign Securities Fund                        2,176
         Templeton Developing Markets Securities Fund             1,811
                                                             ----------
                                                             $8,090,644
                                                             ==========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004


(6) CHANGES IN UNITS OUTSTANDING
   Changes in units outstanding for the years ended December 31, 2002, 2003 and 2004 were as follows:

                                                                            Met Investors
                                  -----------------------------------------------------------------------------------
                                   Lord Abbett   Lord Abbett   Lord Abbett   Lord Abbett   Lord Abbett    JP Morgan
                                    Growth &        Bond       Developing      Mid-Cap       Growth       Enhanced
                                     Income       Debenture      Growth         Value      Opportunity      Index
                                    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at January 1, 2002         40,904        17,742           191         7,097             -        39,997
 Units Issued                           15,243         5,878             -         4,613             -           196
 Units Redeemed                         (5,356)       (2,986)           (4)       (1,990)            -        (7,002)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2002       50,791        20,634           187         9,720             -        33,191
 Units Issued                           57,731        12,298             -             1           144           128
 Units Redeemed                        (21,499)       (1,065)         (187)         (246)          (28)      (33,319)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2003       87,023        31,867             -         9,475           116             -
 Units Issued                           18,288         6,765             -           378           742             -
 Units Redeemed                         (8,089)       (5,073)            -        (1,280)         (745)            -
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2004       97,222        33,559             -         8,573           113             -
                                  ============  ============  ============  ============  ============  ============

                                  -------------
                                    JP Morgan
                                  International
                                     Equity
                                    Portfolio
                                  -------------
Unit Balance at January 1, 2002         11,904
 Units Issued                                -
 Units Redeemed                         (3,487)
                                  ------------
Unit Balance at December 31, 2002        8,417
 Units Issued                                -
 Units Redeemed                         (8,417)
                                  ------------
Unit Balance at December 31, 2003            -
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2004            -
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                            Met Investors
                                  -----------------------------------------------------------------------------------
                                                  JP Morgan                      AIM           AIM      Third Avenue
                                   JP Morgan      Small Cap     JP Morgan      Mid Cap      Small Cap    Small Cap
                                  Quality Bond      Stock     Select Equity  Core Equity     Growth        Value
                                   Portfolio      Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                                  ------------  ------------  ------------- ------------  ------------  ------------
Unit Balance at January 1, 2002             19         9,703        14,467             -             -             -
 Units Issued                            4,723             -           190         4,650         3,163            21
 Units Redeemed                         (3,321)         (231)       (2,479)          (39)          (85)           (4)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2002        1,421         9,472        12,178         4,611         3,078            17
 Units Issued                                -           138             -        22,005        22,979        14,241
 Units Redeemed                         (1,421)         (246)         (294)         (569)         (658)       (1,021)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2003            -         9,364        11,884        26,047        25,399        13,237
 Units Issued                                -         1,126             -         6,599         8,380         4,612
 Units Redeemed                              -          (240)      (11,884)       (1,464)       (1,218)         (983)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2004            -        10,250             -        31,182        32,561        16,866
                                  ============  ============  ============  ============  ============  ============

                                  -------------
                                     Janus
                                   Aggressive
                                     Growth
                                   Portfolio
                                  ------------
Unit Balance at January 1, 2002              -
 Units Issued                            7,293
 Units Redeemed                         (1,506)
                                  ------------
Unit Balance at December 31, 2002        5,787
 Units Issued                           15,665
 Units Redeemed                           (499)
                                  ------------
Unit Balance at December 31, 2003       20,953
 Units Issued                            2,636
 Units Redeemed                         (1,373)
                                  ------------
Unit Balance at December 31, 2004       22,216
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                            Met Investors
                                  ------------------------------------------------------------------------------------
                                       MFS      T Rowe Price  Oppenheimer       PIMCO                        PIMCO
                                    Research      Mid Cap       Capital       Inflation       PIMCO          Money
                                  International    Growth     Appreciation  Protected Bond  Innovation      Market
                                    Portfolio    Portfolio     Portfolio     Portfolio A    Portfolio      Portfolio
                                  ------------- ------------  ------------  -------------- ------------  ------------
Unit Balance at January 1, 2002              -             -             -              -             -             -
 Units Issued                              689         3,745         1,747              -            10       530,878
 Units Redeemed                           (130)         (101)         (844)             -                    (236,606)
                                  ------------  ------------  ------------   ------------  ------------  ------------
Unit Balance at December 31, 2002          559         3,644           903              -            10       294,272
 Units Issued                           20,055        10,238        10,182          2,446         5,255       598,665
 Units Redeemed                         (5,551)       (1,361)         (238)           (22)       (1,517)     (651,046)
                                  ------------  ------------  ------------   ------------  ------------  ------------
Unit Balance at December 31, 2003       15,063        12,521        10,847          2,424         3,748       241,891
 Units Issued                           11,063        10,392         5,438         15,018        11,454        55,089
 Units Redeemed                         (1,425)         (923)         (897)          (193)         (519)     (105,436)
                                  ------------  ------------  ------------   ------------  ------------  ------------
Unit Balance at December 31, 2004       24,701        21,990        15,388         17,249        14,683       191,544
                                  ============  ============  ============   ============  ============  ============

                                  -------------
                                      PIMCO
                                      Total
                                   Return Bond
                                    Portfolio
                                  ------------
Unit Balance at January 1, 2002              -
 Units Issued                           26,627
 Units Redeemed                        (11,774)
                                  ------------
Unit Balance at December 31, 2002       14,853
 Units Issued                           22,132
 Units Redeemed                        (15,828)
                                  ------------
Unit Balance at December 31, 2003       21,157
 Units Issued                           24,309
 Units Redeemed                         (5,585)
                                  ------------
Unit Balance at December 31, 2004       39,881
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                             Met Investors
                                  --------------------------------------------------------------------
                                                   Harris       Neuberger     Turner     Goldman Sachs
                                   Met/Putnam      Oakmark       Berman       Mid Cap       Mid Cap
                                    Research    International  Real Estate    Growth         Value
                                   Portfolio      Portfolio     Portfolio    Portfolio     Portfolio
                                  ------------  ------------- ------------  ------------ -------------
Unit Balance at January 1, 2002              -             -             -             -            -
 Units Issued                            4,382         2,854             -             -            -
 Units Redeemed                         (2,206)       (1,439)            -             -            -
                                  ------------  ------------  ------------  ------------ ------------
Unit Balance at December 31, 2002        2,176         1,415             -             -            -
 Units Issued                                -        10,612             -             -            -
 Units Redeemed                            (65)         (156)            -             -            -
                                  ------------  ------------  ------------  ------------ ------------
Unit Balance at December 31, 2003        2,111        11,871             -             -            -
 Units Issued                                -         6,401            79             -        1,187
 Units Redeemed                         (2,111)         (822)           (7)            -            -
                                  ------------  ------------  ------------  ------------ ------------
Unit Balance at December 31, 2004            -        17,450            72             -        1,187
                                  ============  ============  ============  ============ ============

                                            MetLife
                                  --------------------------
                                                   Harris
                                     Davis        Oakmark
                                    Venture       Focused
                                  Value Fund A   Value Fund
                                  ------------  ------------
Unit Balance at January 1, 2002              -             -
 Units Issued                           10,707         5,922
 Units Redeemed                         (4,055)       (2,963)
                                  ------------  ------------
Unit Balance at December 31, 2002        6,652         2,959
 Units Issued                           20,227        11,235
 Units Redeemed                         (2,480)       (1,197)
                                  ------------  ------------
Unit Balance at December 31, 2003       24,399        12,997
 Units Issued                           25,121        15,248
 Units Redeemed                         (2,317)       (1,691)
                                  ------------  ------------
Unit Balance at December 31, 2004       47,203        26,554
                                  ============  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                               MetLife
                                  ------------------------------------------------------------------------------------

                                    Jennison        Stock       SSR Bond        SSR Money   T Rowe Price T Rowe Price
                                     Growth         Index        Income          Market      Large Cap    Small Cap
                                    Portfolio     Portfolio     Portfolio       Portfolio    Portfolio    Portfolio
                                  ------------  ------------  ------------    ------------  ------------ ------------
Unit Balance at January 1, 2002              -             -             -               -             -            -
 Units Issued                              784        17,105             -               -             -            -
 Units Redeemed                           (391)       (1,008)            -               -             -            -
                                  ------------  ------------  ------------    ------------  ------------ ------------
Unit Balance at December 31, 2002          393        16,097             -               -             -            -
 Units Issued                            7,856        20,447             -             306             -            -
 Units Redeemed                           (812)       (5,059)            -             (19)            -            -
                                  ------------  ------------  ------------    ------------  ------------ ------------
Unit Balance at December 31, 2003        7,437        31,485             -             287             -            -
 Units Issued                            5,272        14,472           474              83             -          258
 Units Redeemed                         (1,035)       (1,550)           (9)              -             -           (4)
                                  ------------  ------------  ------------    ------------  ------------ ------------
Unit Balance at December 31, 2004       11,674        44,407           465             370             -          254
                                  ============  ============  ============    ============  ============ ============

                                  -------------

                                     Salomon
                                       Bros
                                  Strategic Bond
                                  --------------
Unit Balance at January 1, 2002               -
 Units Issued                                 -
 Units Redeemed                               -
                                   ------------
Unit Balance at December 31, 2002             -
 Units Issued                                 -
 Units Redeemed                               -
                                   ------------
Unit Balance at December 31, 2003             -
 Units Issued                                 -
 Units Redeemed                               -
                                   ------------
Unit Balance at December 31, 2004             -
                                   ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                     MetLife        GACC                                     Russell
                                  ------------  ------------  -------------------------------------------------------

                                     Capital                   Mulit-Style   Aggressive                     Core
                                    Guardian        Money        Equity        Equity        Non-US         Bond
                                    Portfolio    Market Fund      Fund          Fund          Fund          Fund
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at January 1, 2002              -           123            10            10            10            10
 Units Issued                                -         2,954             -             -             -             -
 Units Redeemed                              -        (2,862)            -             -             -             -
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2002            -           215            10            10            10            10
 Units Issued                                -            24             -             -             -             -
 Units Redeemed                              -          (239)          (10)          (10)          (10)          (10)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2003            -             -             -             -             -             -
 Units Issued                            1,107             -             -             -             -             -
 Units Redeemed                             (3)            -             -             -             -             -
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2004        1,104             -             -             -             -             -
                                  ============  ============  ============  ============  ============  ============

                                  -------------
                                      Real
                                     Estate
                                   Securities
                                      Fund
                                  ------------
Unit Balance at January 1, 2002             10
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2002           10
 Units Issued                                -
 Units Redeemed                            (10)
                                  ------------
Unit Balance at December 31, 2003            -
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2004            -
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                     AIM                             Alliance              Liberty
                                  ----------------------------------------  --------------------------  ------------
                                                                                            Bernstein      Newport
                                     Premier      Capital     International    Premier     Real Estate   Tiger Fund,
                                     Equity     Appreciation     Growth        Growth      Investment     Variable
                                      Fund          Fund          Fund        Portfolio     Portfolio      Series
                                  ------------  ------------  ------------- ------------  ------------  ------------
Unit Balance at January 1, 2002         12,437         3,738            20           799           177            10
 Units Issued                              235             -             -           767           163             -
 Units Redeemed                         (6,616)       (1,437)            -          (801)         (170)            -
                                  ------------  ------------   -----------  ------------  ------------  ------------
Unit Balance at December 31, 2002        6,056         2,301            20           765           170            10
 Units Issued                              128             -             -             1             2             -
 Units Redeemed                           (164)          (74)          (20)          (46)          (19)          (10)
                                  ------------  ------------   -----------  ------------  ------------  ------------
Unit Balance at December 31, 2003        6,020         2,227             -           720           153             -
 Units Issued                                -             -             -             -             -             -
 Units Redeemed                         (6,020)          (52)            -          (720)           (5)            -
                                  ------------  ------------   -----------  ------------  ------------  ------------
Unit Balance at December 31, 2004            -         2,175             -             -           148             -
                                  ============  ============   ===========  ============  ============  ============

                                  Goldman Sachs
                                  -------------
                                     Growth
                                        &
                                     Income
                                      Fund
                                  -------------
Unit Balance at January 1, 2002             10
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2002           10
 Units Issued                                -
 Units Redeemed                            (10)
                                  ------------
Unit Balance at December 31, 2003            -
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2004            -
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                Goldman Sachs                              Scudder II
                                  ----------------------------------------  ----------------------------------------
                                                                                Small        Dreman
                                  International                 Internet         Cap        Small Cap    Government
                                     Equity        Global      Tollkeeper      Growth         Value      Securities
                                      Fund       Income Fund      Fund        Portfolio     Portfolio    Portfolio
                                  ------------- ------------  ------------  ------------  ------------  ------------
Unit Balance at January 1, 2002             10            10            10            10            10            10
 Units Issued                                -             -             -             -             -             -
 Units Redeemed                              -           (10)          (10)            -             -             -
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2002           10             -             -            10            10            10
 Units Issued                                -             -             -             -             -             -
 Units Redeemed                            (10)            -             -           (10)          (10)          (10)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2003            -             -             -             -             -             -
 Units Issued                                -             -             -             -             -             -
 Units Redeemed                              -             -             -             -             -             -
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2004            -             -             -             -             -             -
                                  ============  ============  ============  ============  ============  ============

                                      MFS
                                  ------------


                                    Research
                                     Series
                                  ------------
Unit Balance at January 1, 2002             10
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2002           10
 Units Issued                                -
 Units Redeemed                            (10)
                                  ------------
Unit Balance at December 31, 2003            -
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2004            -
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                   MFS
                                  --------------------------------------------------------------------
                                    Investors     Emerging                    Strategic        New
                                      Trust        Growth      High Income     Income       Discovery
                                     Series        Series        Series        Series        Series
                                  ------------  ------------  ------------  ------------  ------------
Unit Balance at January 1, 2002            640            10           208            10           471
 Units Issued                              613             -           192             -           449
 Units Redeemed                           (640)            -          (201)            -          (468)
                                  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2002          613            10           199            10           452
 Units Issued                                -             -             1             -             2
 Units Redeemed                            (37)          (10)          (19)          (10)          (32)
                                  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2003          576             -           181             -           422
 Units Issued                                -             -             -             -             -
 Units Redeemed                            (19)            -            (6)            -           (14)
                                  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2004          557             -           175             -           408
                                  ============  ============  ============  ============  ============

                                          Oppenheimer
                                  --------------------------
                                    Capital      Main Street
                                  Appreciation    Growth &
                                      Fund       Income Fund
                                  ------------  ------------
Unit Balance at January 1, 2002             10            10
 Units Issued                            5,780             -
 Units Redeemed                            (20)            -
                                  ------------  ------------
Unit Balance at December 31, 2002        5,770            10
 Units Issued                              724             -
 Units Redeemed                            (91)          (10)
                                  ------------  ------------
Unit Balance at December 31, 2003        6,403             -
 Units Issued                                -             -
 Units Redeemed                            (84)            -
                                  ------------  ------------
Unit Balance at December 31, 2004        6,319             -
                                  ============  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                 Oppenheimer                                        Putnam
                                  ----------------------------------------  -----------------------------------------

                                                                Strategic     Growth &         New
                                   High Income      Bond          Bond         Income         Value         Vista
                                      Fund          Fund          Fund          Fund          Fund          Fund
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at January 1, 2002             10           536            10           536            10            10
 Units Issued                                -           512             -           511             -             -
 Units Redeemed                              -          (534)            -          (534)            -             -
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2002           10           514            10           513            10            10
 Units Issued                                -             1             -             -             -             -
 Units Redeemed                            (10)          (34)          (10)          (33)          (10)          (10)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2003            -           481             -           480             -             -
 Units Issued                                -             -             -             -             -             -
 Units Redeemed                              -          (481)            -           (15)            -             -
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2004            -             -             -           465             -             -
                                  ============  ============  ============  ============  ============  ============

                                  -------------


                                  International
                                   Growth Fund
                                  -------------
Unit Balance at January 1, 2002            247
 Units Issued                              230
 Units Redeemed                           (241)
                                  ------------
Unit Balance at December 31, 2002          236
 Units Issued                                -
 Units Redeemed                            (20)
                                  ------------
Unit Balance at December 31, 2003          216
 Units Issued                                -
 Units Redeemed                             (7)
                                  ------------
Unit Balance at December 31, 2004          209
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                     Putnam                                          Templeton
                                  ------------- ---------------------------------------------------------------------
                                  International    Global       Franklin                                 Developing
                                       New         Income        Small         Growth       Foreign       Markets
                                  Opportunities  Securities       Cap        Securities    Securities    Securities
                                      Fund          Fund          Fund          Fund          Fund          Fund
                                  ------------- ------------  ------------  ------------  ------------  ------------
Unit Balance at January 1, 2002             10            10           943         3,412           219           251
 Units Issued                                -             -             -             -           194           235
 Units Redeemed                              -             -          (555)         (577)         (202)         (246)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2002           10            10           388         2,835           211           240
 Units Issued                                -             -             -             -             -             -
 Units Redeemed                            (10)          (10)          (29)          (76)          (29)          (20)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2003            -             -           359         2,759           182           220
 Units Issued                                -             -             -             -             -             -
 Units Redeemed                              -             -          (359)          (64)           (6)           (7)
                                  ------------  ------------  ------------  ------------  ------------  ------------
Unit Balance at December 31, 2004            -             -             -         2,695           176           213
                                  ============  ============  ============  ============  ============  ============

                                  -------------
                                     Mutual
                                     Shares
                                   Securities
                                      Fund
                                  ------------
Unit Balance at January 1, 2002             10
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2002           10
 Units Issued                                -
 Units Redeemed                            (10)
                                  ------------
Unit Balance at December 31, 2003            -
 Units Issued                                -
 Units Redeemed                              -
                                  ------------
Unit Balance at December 31, 2004            -
                                  ============

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                    Templeton
                                                  --------------
                                                  Franklin Large
                                                    Cap Growth
                                                    Securities
                                                       Fund
                                                  --------------
                Unit Balance at January 1, 2002              10
                 Units Issued                                 -
                 Units Redeemed                               -
                                                   ------------
                Unit Balance at December 31, 2002            10
                 Units Issued                                 -
                 Units Redeemed                             (10)
                                                   ------------
                Unit Balance at December 31, 2003             -
                 Units Issued                                 -
                 Units Redeemed                               -
                                                   ------------
                Unit Balance at December 31, 2004             -
                                                   ============

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004


(7) PURCHASES AND SALES OF INVESTMENTS
   The cost of purchases and proceeds from the sale of investments for the period ended December 31, 2004 or as indicated below for each sub-account were as follows:

                                                          Purchases    Sales
                                                          ---------- ----------
 Met Investors Lord Abbett Growth & Income Portfolio      $  220,469 $  108,615
 Met Investors Lord Abbett Bond Debenture Portfolio          101,473     67,411
 Met Investors Lord Abbett Mid-Cap Value Portfolio            13,171     26,275
 Met Investors Lord Abbett Growth Opportunity Portfolio       10,110      9,855
 Met Investors JP Morgan Small Cap Stock Portfolio            12,770      2,628
 (a) Met Investors JP Morgan Select Equity Portfolio           2,215    140,683
 Met Investors AIM Mid Cap Core Equity Portfolio              79,270     18,228
 Met Investors AIM Small Cap Growth Stock Portfolio           84,658     13,343
 Met Investors Third Avenue Small Cap Value Portfolio         79,402     16,309
 Met Investors Janus Aggressive Growth Portfolio              24,306     13,431
 Met Investors MFS Research International Portfolio          140,237     18,642
 Met Investors T Rowe Price Mid Cap Growth Portfolio          93,165      8,583
 Met Investors Oppenheimer Capital Appreciation Portfolio     63,860      9,815
 Met Investors PIMCO Inflation Protected Bond Portfolio A    176,383      2,551
 Met Investors PIMCO Innovation Portfolio                     80,638      3,826
 Met Investors PIMCO Money Market Portfolio                  566,554  1,066,515
 Met Investors PIMCO Total Return Bond Portfolio             303,106     64,409
 (a) Met Investors Met/Putnam Research Portfolio                 202     22,060
 Met Investors Harris Oakmark International Portfolio         83,445     10,671
 Met Investors Neuberger Berman Real Estate Portfolio            891         82
 Met Investors Goldman Sachs Mid-Cap Value Portfolio          14,137          -
 MetLife Davis Venture Value Fund A                          291,918     28,084
 MetLife Harris Oakmark Focused Value Fund                   185,317     21,100
 MetLife Jennison Growth Portfolio                            67,078     13,071
 MetLife Stock Index Portfolio                               150,297     17,508
 MetLife SSR Bond Income Portfolio                            25,656        588
 MetLife SSR Money Market Portfolio                              963          -
 MetLife T Rowe Price Small Cap Portfolio                      3,551         60
 MetLife Capital Guardian Portfolio                          126,537        378
 (c) AIM Premier Equity Fund                                       -     45,557
 AIM Capital Appreciation Fund                                     -        488
 Alliance Premier Growth Portfolio                                 -      3,917
 Alliance Bernstein Real Estate Investment Portfolio              68         95
 MFS Investors Trust Series                                       28        149
 MFS High Income Series                                           95         68
 MFS New Discovery Series                                          -         99
 Oppenheimer Capital Appreciation Fund                           150        887
 Oppenheimer Bond Fund                                           292      6,313
 Putnam Growth & Income Fund                                      89        165
 Putnam International Growth Fund                                 28         55
 Templeton Franklin Small Cap Fund                                 -      3,579
 Templeton Growth Securities Fund                                456        849
 Templeton Foreign Securities Fund                                20         57
 Templeton Developing Markets Securities Fund                     49         84
                                                          ---------- ----------
                                                          $3,003,054 $1,767,083
                                                          ========== ==========

(a) For the period from January 1, 2004 to November 19, 2004.
(c) For the period from January 1, 2004 to April 30, 2004.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2004


(8) SUBSEQUENT EVENT
   On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings, Inc. (SSRM) and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. will replace State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS

The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                   As of December 31, 2004
                                                                -----------------------------
                                                                          Unit     Net Assets
                                                                Units  Fair Value    (000)
                                                                ------ ----------- ----------
Single premium variable life (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio           70,419 $ 16.341376   $1,151
  Met Investors Lord Abbett Bond Debenture Portfolio            17,707   14.335742      254
  Met Investors Lord Abbett Mid-Cap Value Portfolio              8,450   23.886783      202
  Met Investors Lord Abbett Growth Opportunity Portfolio           113   14.731639        2
  Met Investors JP Morgan Small Cap Stock Portfolio             10,250   12.682994      130
  Met Investors MFS Research International Portfolio             5,807   16.052137       93
  (b) Met Investors PIMCO Total Return Bond Portfolio                -   12.896698        -
  (b) Met Investors Turner Mid-Cap Growth Portfolio                  -   11.230000        -
  (b) Met Investors Goldman Sachs Mid-Cap Value Portfolio            -   12.097717        -
  MetLife T Rowe Price Large Cap Portfolio                           -   13.337154        -
  MetLife T Rowe Price Small Cap Portfolio                         254   14.926507        4
  MetLife Capital Guardian Portfolio                             1,104  118.909639      131
  MetLife SSR Money Market Portfolio                                 -   10.150086        -
  AIM Capital Appreciation Fund                                  2,175    9.943266       22
  AIM International Growth Fund                                      -    8.263855        -
  Templeton Growth Securities Fund                               2,695   14.747599       40
  Templeton Foreign Securities Fund                                  -   11.471521        -

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio           26,803 $ 12.727955   $  341
  Met Investors Lord Abbett Bond Debenture Portfolio            15,852   13.070007      207
  Met Investors Lord Abbett Mid-Cap Value Portfolio                123   20.156694        2
  Met Investors Lord Abbett Growth Opportunity Portfolio             -    8.462130        -
  Met Investors JP Morgan Small Cap Stock Portfolio                  -    9.934352        -
  Met Investors AIM Mid Cap Core Equity Portfolio               31,182   12.780948      399
  Met Investors AIM Small Cap Growth Portfolio                  32,561   10.978087      357
  Met Investors Third Avenue Small Cap Value Portfolio          16,866   17.821552      301
  (b) Met Investors Janus Aggressive Growth                     22,216   10.347283      230
  Met Investors MFS Research International Portfolio            18,894   14.373669      272
  (b) Met Investors T Rowe Price Mid Cap Growth Portfolio       21,990    9.833686      216
  (b) Met Investors Oppenheimer Capital Appreciation Portfolio  15,388   10.764013      166
  Met Investors PIMCO Inflation Protected Bond Portfolio        17,249   11.434318      197

                                                                For the Period ended December 31, 2004
                                                                --------------------------------------
                                                                  Investment       Expense     Total
                                                                Income Ratio/1/    Ratio/2/   Return/3/
                                                                --------------     -------    --------
Single premium variable life (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio               0.51%           0.00%      12.92%
  Met Investors Lord Abbett Bond Debenture Portfolio                3.48%           0.00%       8.43%
  Met Investors Lord Abbett Mid-Cap Value Portfolio                 0.49%           0.00%      24.82%
  Met Investors Lord Abbett Growth Opportunity Portfolio            0.00%           0.00%      12.76%
  Met Investors JP Morgan Small Cap Stock Portfolio                 0.00%           0.00%      18.54%
  Met Investors MFS Research International Portfolio                0.28%           0.00%      19.72%
  (b) Met Investors PIMCO Total Return Bond Portfolio               7.68%           0.00%       5.25%
  (b) Met Investors Turner Mid-Cap Growth Portfolio                 0.00%           0.00%      12.30%
  (b) Met Investors Goldman Sachs Mid-Cap Value Portfolio           5.20%           0.00%      20.98%
  MetLife T Rowe Price Large Cap Portfolio                          0.00%           0.00%       9.93%
  MetLife T Rowe Price Small Cap Portfolio                          0.00%           0.00%      11.08%
  MetLife Capital Guardian Portfolio                                0.00%           0.00%      18.91%
  MetLife SSR Money Market Portfolio                                1.01%           0.00%       0.99%
  AIM Capital Appreciation Fund                                     0.00%           0.00%       6.63%
  AIM International Growth Fund                                     0.00%           0.00%      24.00%
  Templeton Growth Securities Fund                                  1.25%           0.00%      16.25%
  Templeton Foreign Securities Fund                                 1.14%           0.00%      18.87%

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio               0.51%           0.55%      12.30%
  Met Investors Lord Abbett Bond Debenture Portfolio                3.48%           0.55%       7.84%
  Met Investors Lord Abbett Mid-Cap Value Portfolio                 0.49%           0.55%      24.14%
  Met Investors Lord Abbett Growth Opportunity Portfolio            0.00%           0.55%      12.14%
  Met Investors JP Morgan Small Cap Stock Portfolio                 0.00%           0.55%      17.89%
  Met Investors AIM Mid Cap Core Equity Portfolio                   0.00%           0.55%      13.97%
  Met Investors AIM Small Cap Growth Portfolio                      0.00%           0.55%       6.15%
  Met Investors Third Avenue Small Cap Value Portfolio              2.02%           0.55%      26.11%
  (b) Met Investors Janus Aggressive Growth                         0.00%           0.55%       8.22%
  Met Investors MFS Research International Portfolio                0.28%           0.55%      19.06%
  (b) Met Investors T Rowe Price Mid Cap Growth Portfolio           0.00%           0.55%      17.50%
  (b) Met Investors Oppenheimer Capital Appreciation Portfolio      2.86%           0.55%       6.11%
  Met Investors PIMCO Inflation Protected Bond Portfolio            9.73%           0.55%       8.83%

(b) For the period from May 3, 2004 to December 31, 2004.

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


                                                                As of December 31, 2004
                                                             -----------------------------
                                                                        Unit    Net Assets
                                                              Units  Fair Value   (000)
                                                             ------- ---------- ----------
Flexible premium variable universal life (FPVUL), continued:
  Met Investors PIMCO Innovation Portfolio                    14,683 $ 7.314962   $  107
  Met Investors PIMCO Money Market Portfolio                 191,544  10.115509    1,938
  (b) Met Investors PIMCO Total Return Bond Portfolio         39,881  11.747481      469
  Met Investors Harris Oakmark International Portfolio        17,450  13.763881      240
  (b) Met Investors Neuberger Berman Real Estate Portfolio        72  12.926522        1
  (b) Met Investors Goldman Sachs Mid-Cap Value Portfolio      1,187  12.053172       14
  MetLife Davis Venture Value Fund A                          47,203  12.575589      594
  MetLife Harris Oakmark Focused Value Fund                   26,554  12.954478      344
  MetLife Jennisson Growth Portfolio                          11,674  13.627115      159
  MetLife Stock Index Portfolio                               44,407  11.074189      492
  (b) MetLife SSR Bond Income Portfolio                          465  56.672795       26
  MetLife SSR Money Market Portfolio                             370  11.208528        4
  (b) MetLife T Rowe Price Large Cap Portfolio                     -  12.893641        -
  (b) MetLife T Rowe Price Small Cap Portfolio                     -  14.296663        -
  (b) MetLife Salomon Bros Strategic Bond Portfolio                -  22.059854        -
  Russell Multi-Style Equity Fund                                  -   8.211720        -
  Russell Aggressive Equity Fund                                   -  12.278745        -
  Russell Non-US Fund                                              -   9.553254        -
  Russell Core Bond Fund                                           -  13.694467        -
  Russell Real Estate Securities Fund                              -  23.621033        -
  AIM Capital Appreciation Fund                                    -   6.560848        -
  AIM International Growth Fund                                    -   8.054101        -
  Alliance Bernstein Real Estate Investment Portfolio            148  23.758841        4
  Scudder II Small Cap Growth Portfolio                            -   5.767243        -
  Scudder II Dreman Small Cap Value Portfolio                      -  19.051949        -
  Scudder II Government Securities Portfolio                       -  13.088203        -
  MFS Investors Trust Series                                     557   8.764467        5
  MFS High Income Series                                         175  12.241452        2
  MFS New Discovery Series                                       408   7.800187        3
  Oppenheimer Capital Appreciation Fund                        6,319   7.915183       50
  Putnam Growth & Income Fund                                    465  11.520295        5
  Putnam Vista Fund                                                -   6.022743        -
  Putnam International Growth Fund                               209   8.814763        2
  Templeton Foreign Securities Fund                              176  10.887556        2
  Templeton Developing Markets Securities Fund                   213  13.935419        3

                                                             For the Period ended December 31, 2004
                                                             --------------------------------------
                                                               Investment       Expense     Total
                                                             Income Ratio/1/    Ratio/2/   Return/3/
                                                             --------------     -------    --------
Flexible premium variable universal life (FPVUL), continued:
  Met Investors PIMCO Innovation Portfolio                       0.12%           0.55%     (4.80%)
  Met Investors PIMCO Money Market Portfolio                     0.86%           0.55%       0.34%
  (b) Met Investors PIMCO Total Return Bond Portfolio            7.68%           0.55%       4.67%
  Met Investors Harris Oakmark International Portfolio           0.04%           0.55%      20.14%
  (b) Met Investors Neuberger Berman Real Estate Portfolio       4.59%           0.55%      29.27%
  (b) Met Investors Goldman Sachs Mid-Cap Value Portfolio        5.20%           0.55%      20.53%
  MetLife Davis Venture Value Fund A                             0.52%           0.55%      11.75%
  MetLife Harris Oakmark Focused Value Fund                      0.04%           0.55%       9.33%
  MetLife Jennisson Growth Portfolio                             0.09%           0.55%       8.60%
  MetLife Stock Index Portfolio                                  0.77%           0.55%       9.93%
  (b) MetLife SSR Bond Income Portfolio                          0.00%           0.55%       3.86%
  MetLife SSR Money Market Portfolio                             1.01%           0.55%       0.43%
  (b) MetLife T Rowe Price Large Cap Portfolio                   0.00%           0.55%       9.32%
  (b) MetLife T Rowe Price Small Cap Portfolio                   0.00%           0.55%      10.47%
  (b) MetLife Salomon Bros Strategic Bond Portfolio              0.00%           0.55%       6.85%
  Russell Multi-Style Equity Fund                                0.00%           0.55%       9.21%
  Russell Aggressive Equity Fund                                 0.00%           0.55%      14.10%
  Russell Non-US Fund                                            0.00%           0.55%      17.65%
  Russell Core Bond Fund                                         0.00%           0.55%       4.09%
  Russell Real Estate Securities Fund                            0.00%           0.55%      34.15%
  AIM Capital Appreciation Fund                                  0.00%           0.55%       6.04%
  AIM International Growth Fund                                  0.00%           0.55%      23.32%
  Alliance Bernstein Real Estate Investment Portfolio            2.22%           0.55%      34.88%
  Scudder II Small Cap Growth Portfolio                          0.00%           0.55%      10.41%
  Scudder II Dreman Small Cap Value Portfolio                    0.00%           0.55%      25.33%
  Scudder II Government Securities Portfolio                     0.00%           0.55%       3.18%
  MFS Investors Trust Series                                     0.61%           0.55%      10.74%
  MFS High Income Series                                         4.58%           0.55%       8.55%
  MFS New Discovery Series                                       0.00%           0.55%       5.93%
  Oppenheimer Capital Appreciation Fund                          0.31%           0.55%       6.35%
  Putnam Growth & Income Fund                                    1.75%           0.55%      10.75%
  Putnam Vista Fund                                              0.00%           0.55%      18.25%
  Putnam International Growth Fund                               1.65%           0.55%      15.85%
  Templeton Foreign Securities Fund                              1.14%           0.55%      18.22%
  Templeton Developing Markets Securities Fund                   1.84%           0.55%      24.15%


(b) For the period from May 3, 2004 to December 31, 2004.

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                As of December 31, 2003    For the year ended December 31, 2003
                                                              ---------------------------- ------------------------------------
                                                                        Unit    Net Assets   Investment      Expense     Total
                                                              Units  Fair Value   (000)    Income Ratio/1/   Ratio/2/   Return/3/
                                                              ------ ---------- ---------- --------------    -------    --------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio         72,799 $14.471185   $1,054        0.84%         0.00%      31.06%
  Met Investors Lord Abbett Bond Debenture Portfolio          18,996  13.220863      251        2.11%         0.00%      19.52%
  Met Investors Lord Abbett Mid-Cap Value Portfolio            9,348  19.136308      179        0.69%         0.00%      26.16%
  (d) Met Investors Lord Abbett Growth Opportunity Portfolio     116  13.064972        2        0.00%         0.00%      30.65%
  Met Investors JP Morgan Quality Bond Portfolio                   -  14.258307        -        0.00%         0.00%       3.99%
  Met Investors JP Morgan Small Cap Stock Portfolio            9,364  10.699313      100        0.00%         0.00%      28.73%
  Met Investors JP Morgan Select Equity Portfolio             11,884  11.022596      131        0.63%         0.00%      33.50%
  Met Investors MFS Research International Portfolio           5,946  13.407735       80        1.01%         0.00%      34.08%
  (d) MetLife SSR Money Market Portfolio                           -  10.051027        -        0.74%         0.00%       0.51%
  AIM Premier Equity Fund                                      6,020   7.665224       46        0.32%         0.00%      25.08%
  AIM Capital Appreciation Fund                                2,227   9.325373       21        0.00%         0.00%      29.52%
  AIM International Growth Fund                                    -   6.664165        -        0.00%         0.00%      29.06%
  Templeton Global Income Securities Fund                          -  16.042662        -       13.38%         0.00%      22.72%
  Templeton Franklin Small Cap Fund                              359   9.884558        4        0.00%         0.00%      37.61%
  Templeton Growth Securities Fund                             2,759  12.686519       35        1.68%         0.00%      32.62%
  Templeton Foreign Securities Fund                                -   9.650277        -        2.01%         0.00%      32.55%
  Templeton Franklin Large Cap Growth Securities Fund              -  11.290621        -        1.35%         0.00%      27.14%

Flexible premium variable universal life policies (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio         14,224  11.333608      161        0.84%         0.55%      30.34%
  Met Investors Lord Abbett Bond Debenture Portfolio          12,871  12.120200      156        2.11%         0.55%      18.86%
  Met Investors Lord Abbett Mid-Cap Value Portfolio              127  16.237276        2        0.69%         0.55%      25.47%
  (d) Met Investors Lord Abbett Growth Opportunity Portfolio       -   7.546263        -        0.00%         0.55%      30.16%
  Met Investors JP Morgan Quality Bond Portfolio                   -  13.012982        -        0.00%         0.55%       3.42%
  Met Investors JP Morgan Small Cap Stock Portfolio                -   8.426898        -        0.00%         0.55%      28.02%
  Met Investors JP Morgan Select Equity Portfolio                  -   8.548771        -        0.63%         0.55%      32.77%
  Met Investors AIM Mid Cap Core Equity Portfolio             26,047  11.214457      292        0.14%         0.55%      25.73%
  Met Investors AIM Small Cap Growth Portfolio                25,399  10.342427      263        0.00%         0.55%      38.31%
  Met Investors Third Ave Small Cap Value Portfolio           13,237  14.131700      187        0.73%         0.55%      40.76%
  Met Investors Janus Aggressive Growth Portfolio             20,953   9.561261      200        0.00%         0.55%      30.20%
  Met Investors MFS Research International Portfolio           9,117  12.072123      110        1.01%         0.55%      31.47%

(d) For the period from April 25, 2003 to December 31, 2003.
(f) For the period from May 1, 2003 to December 31, 2003.

/1 /These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2 /These ratios represent the annualized contract expenses of the Separate
   Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3 /These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS

                                                                         As of December 31, 2003
                                                                      -----------------------------
                                                                                 Unit    Net Assets
                                                                       Units  Fair Value   (000)
                                                                      ------- ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  Met Investors T Rowe Price Mid Cap Growth Portfolio                  12,521 $ 8.368822   $  105
  Met Investors Oppenheimer Capital Appreciation Portfolio             10,847  10.143855      110
  (f) Met Investors PIMCO Inflation Protected Bond Portfolio A          2,424  10.506744       25
  Met Investors PIMCO Innovation Portfolio                              3,748   7.683996       29
  Met Investors PIMCO Money Market Portfolio                          241,891  10.081346    2,439
  Met Investors PIMCO Total Return Bond Portfolio                      21,157  11.223416      237
  Met Investors Met/Putnam Research Portfolio                           2,111  10.125178       21
  Met Investors Harris Oakmark International Portfolio                 11,871  11.456476      136
  MetLife Davis Venture Value Fund A                                   24,399  11.253209      275
  MetLife Harris Oakmark Focused Value Fund                            12,997  11.849122      154
  MetLife Jennisson Growth Portfolio                                    7,437  12.548343       93
  MetLife Stock Index Portfolio                                        31,485  10.074109      317
  (d) MetLife SSR Money Market Portfolio                                  287  11.160517        3
  Russell Multi-Style Equity Fund                                           -   7.519445        -
  Russell Aggressive Equity Fund                                            -  10.761244        -
  Russell Non-US Fund                                                       -   8.120053        -
  Russell Core Bond Fund                                                    -  13.156147        -
  Russell Real Estate Securities Fund                                       -  17.608576        -
  AIM Premier Equity Fund                                                   -   6.034219        -
  AIM Capital Appreciation Fund                                             -   6.187168        -
  AIM International Growth Fund                                             -   6.530900        -
  Alliance Premier Growth Portfolio                                       720   5.528243        4
  Alliance Bernstein Real Estate Investment Portfolio                     153  17.614529        3
  Liberty Newport Tiger Fund, Variable Series                               -   8.492680        -
  Goldman Sachs Growth & Income Fund                                        -   9.244236        -
  Goldman Sachs International Equity Fund                                   -   7.436396        -
  Scudder II Small Cap Growth Portfolio                                     -   5.223365        -
  Scudder II Dreman Small Cap Value Portfolio                               -  15.200905        -
  Scudder II Government Securities Portfolio                                -  12.684646        -
  MFS Research Series                                                       -   6.534061        -
  MFS Investors Trust Series                                              576   7.914230        5
  MFS Emerging Growth Series                                                -   4.542425        -
  MFS High Income Series                                                  181  11.277300        2
  MFS Strategic Income Series                                               -  12.998148        -
  MFS New Discovery Series                                                422   7.363338        3

                                                                      For the year ended December 31, 2003
                                                                      ------------------------------------
                                                                        Investment      Expense     Total
                                                                      Income Ratio/1/   Ratio/2/   Return/3/
                                                                      --------------    -------    --------
Flexible premium variable universal life policies (FPVUL), continued:
  Met Investors T Rowe Price Mid Cap Growth Portfolio                     0.00%          0.55%      36.37%
  Met Investors Oppenheimer Capital Appreciation Portfolio                0.00%          0.55%      28.04%
  (f) Met Investors PIMCO Inflation Protected Bond Portfolio A            1.63%          0.55%       5.07%
  Met Investors PIMCO Innovation Portfolio                                0.00%          0.55%      56.98%
  Met Investors PIMCO Money Market Portfolio                              0.67%          0.55%       0.13%
  Met Investors PIMCO Total Return Bond Portfolio                         1.46%          0.55%       3.95%
  Met Investors Met/Putnam Research Portfolio                             0.03%          0.55%      23.93%
  Met Investors Harris Oakmark International Portfolio                    2.47%          0.55%      34.63%
  MetLife Davis Venture Value Fund A                                      0.18%          0.55%      30.15%
  MetLife Harris Oakmark Focused Value Fund                               0.09%          0.55%      31.93%
  MetLife Jennisson Growth Portfolio                                      0.02%          0.55%      29.36%
  MetLife Stock Index Portfolio                                           1.34%          0.55%      27.50%
  (d) MetLife SSR Money Market Portfolio                                  0.74%          0.55%       0.13%
  Russell Multi-Style Equity Fund                                         0.99%          0.55%      28.15%
  Russell Aggressive Equity Fund                                          0.00%          0.55%      44.80%
  Russell Non-US Fund                                                     0.06%          0.55%      38.03%
  Russell Core Bond Fund                                                  2.39%          0.55%       5.57%
  Russell Real Estate Securities Fund                                     4.17%          0.55%      36.46%
  AIM Premier Equity Fund                                                 0.32%          0.55%      24.39%
  AIM Capital Appreciation Fund                                           0.00%          0.55%      28.81%
  AIM International Growth Fund                                           0.00%          0.55%      28.35%
  Alliance Premier Growth Portfolio                                       0.00%          0.55%      22.99%
  Alliance Bernstein Real Estate Investment Portfolio                     2.76%          0.55%      38.53%
  Liberty Newport Tiger Fund, Variable Series                             0.00%          0.55%      44.00%
  Goldman Sachs Growth & Income Fund                                      0.00%          0.55%      23.68%
  Goldman Sachs International Equity Fund                                 0.00%          0.55%      34.75%
  Scudder II Small Cap Growth Portfolio                                   0.00%          0.55%      32.21%
  Scudder II Dreman Small Cap Value Portfolio                             4.82%          0.55%      41.25%
  Scudder II Government Securities Portfolio                              7.48%          0.55%       1.70%
  MFS Research Series                                                     1.20%          0.55%      24.02%
  MFS Investors Trust Series                                              0.68%          0.55%      21.48%
  MFS Emerging Growth Series                                              0.00%          0.55%      29.51%
  MFS High Income Series                                                  4.30%          0.55%      17.31%
  MFS Strategic Income Series                                             8.88%          0.55%       9.77%
  MFS New Discovery Series                                                0.00%          0.55%      32.98%

(d) For the period from April 25, 2003 to December 31, 2003.

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS

                                                                        As of December 31, 2003
                                                                      ---------------------------
                                                                               Unit    Net Assets
                                                                      Units Fair Value   (000)
                                                                      ----- ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  Oppenheimer Capital Appreciation Fund                               6,403 $ 7.442710    $48
  Oppenheimer Main Street Growth & Income Fund                            -   8.203248      -
  Oppenheimer High Income Fund                                            -  11.822931      -
  Oppenheimer Bond Fund                                                 481  13.045828      6
  Oppenheimer Strategic Bond Fund                                         -  13.348289      -
  Putnam Growth & Income Fund                                           480  10.401776      5
  Putnam New Value Fund                                                   -  13.700289      -
  Putnam Vista Fund                                                       -   5.093235      -
  Putnam International Growth Fund                                      216   7.609099      2
  Putnam International New Opportunities Fund                             -   5.395103      -
  Templeton Franklin Small Cap Fund                                       -   6.891773      -
  Templeton Foreign Securities Fund                                     182   9.209645      2
  Templeton Developing Markets Securities Fund                          220  11.224890      2
  Templeton Mutual Shares Securities Fund                                 -  12.932916      -

                                                                      For the year ended December 31, 2003
                                                                      ------------------------------------
                                                                        Investment      Expense     Total
                                                                      Income Ratio/1/   Ratio/2/   Return/3/
                                                                      --------------    -------    --------
Flexible premium variable universal life policies (FPVUL), continued:
  Oppenheimer Capital Appreciation Fund                                    0.37%         0.55%      30.23%
  Oppenheimer Main Street Growth & Income Fund                             1.73%         0.55%      26.02%
  Oppenheimer High Income Fund                                            12.36%         0.55%      23.28%
  Oppenheimer Bond Fund                                                    5.48%         0.55%       6.19%
  Oppenheimer Strategic Bond Fund                                         10.66%         0.55%      17.42%
  Putnam Growth & Income Fund                                              2.10%         0.55%      26.99%
  Putnam New Value Fund                                                    2.67%         0.55%      32.13%
  Putnam Vista Fund                                                        0.00%         0.55%      32.69%
  Putnam International Growth Fund                                         1.12%         0.55%      28.18%
  Putnam International New Opportunities Fund                              1.06%         0.55%      32.86%
  Templeton Franklin Small Cap Fund                                        0.00%         0.55%      36.85%
  Templeton Foreign Securities Fund                                        2.01%         0.55%      31.83%
  Templeton Developing Markets Securities Fund                             1.42%         0.55%      52.90%
  Templeton Mutual Shares Securities Fund                                  2.07%         0.55%      24.80%

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account Five.

                                                             As of December 31, 2002    For the Year ended December 31, 2002
                                                           ---------------------------- ------------------------------------
                                                                     Unit    Net Assets   Investment      Expense     Total
                                                           Units  Fair Value   (000)    Income Ratio/1/   Ratio/2/   Return/3/
                                                           ------ ---------- ---------- --------------    -------    --------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio      48,748 $11.041953    $538         1.03%         0.00%     (17.95%)
  Met Investors Lord Abbett Bond Debenture Portfolio       18,201  11.061718     201         8.42%         0.00%      (0.39%)
  Met Investors Lord Abbett Developing Growth Portfolio       177   7.008332       1         0.00%         0.00%     (28.99%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio         9,577  15.168546     145         0.45%         0.00%      (9.31%)
  Met Investors JP Morgan Enhanced Index Portfolio         33,181   8.396483     279         0.95%         0.00%     (24.96%)
  Met Investors JP Morgan International Equity Portfolio    8,407   7.529965      63         0.00%         0.00%     (16.36%)
  Met Investors JP Morgan Quality Bond Portfolio            1,411  13.710940      19         4.32%         0.00%        8.95%
  Met Investors JP Morgan Small Cap Stock Portfolio         9,462   8.311718      79         0.09%         0.00%     (21.05%)
  Met Investors JP Morgan Select Equity Portfolio          12,168   8.256791     100         0.65%         0.00%     (25.65%)
  GACC Money Market Fund                                        8  12.397577       -        11.93%         0.00%        1.64%
  AIM Premier Equity Fund                                   6,046   6.128285      37         0.28%         0.00%     (30.26%)
  AIM Capital Appreciation Fund                             2,291   7.199995      16         0.00%         0.00%     (24.36%)
  AIM International Growth Fund                                10   5.163531       -         0.88%         0.00%     (15.67%)
  Templeton Global Income Securities Fund                      10  13.072760       -         0.85%         0.00%       21.44%
  Templeton Franklin Small Cap Fund                           378   7.183156       3         0.32%         0.00%     (28.52%)
  Templeton Growth Securities Fund                          2,835   9.566006      27         2.45%         0.00%     (18.32%)
  Templeton Foreign Securities Fund                            10   7.280394       -         1.82%         0.00%     (18.40%)
  Templeton Franklin Large Cap Growth Securities Fund          10   8.880736       -         1.00%         0.00%     (22.94%)

Flexible premium variable universal life policies (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio       2,043   8.695518      18         1.03%         0.55%     (18.40%)
  Met Investors Lord Abbett Bond Debenture Portfolio        2,433  10.196688      25         8.42%         0.55%      (0.94%)
  Met Investors Lord Abbett Developing Growth Portfolio        10   5.754548       -         0.00%         0.55%     (29.38%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio           143  12.941522       2         0.45%         0.55%      (9.81%)
  Met Investors JP Morgan Enhanced Index Portfolio             10   5.817937       -         0.95%         0.55%     (25.37%)
  Met Investors JP Morgan International Equity Portfolio       10   5.699010       -         0.00%         0.55%     (16.82%)
  Met Investors JP Morgan Quality Bond Portfolio               10  12.582457       -         4.32%         0.55%        8.36%
  Met Investors JP Morgan Small Cap Stock Portfolio            10   6.582449       -         0.09%         0.55%     (21.48%)
  Met Investors JP Morgan Select Equity Portfolio              10   6.438972       -         0.65%         0.55%     (26.05%)
  (g) Met Investors AIM Mid Cap Core Equity Portfolio       4,611   8.919617      41         0.10%         0.55%     (10.80%)

(g) For the period from February 1, 2002 to December 31, 2002.
(h) For the period from August 1, 2002 to December 31, 2002.

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS

                                                                         As of December 31, 2002
                                                                      -----------------------------
                                                                                 Unit    Net Assets
                                                                       Units  Fair Value   (000)
                                                                      ------- ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  (g) Met Investors AIM Small Cap Growth Portfolio                      3,078 $ 7.477512   $   23
  (h) Met Investors Third Avenue Small Cap Value Portfolio                 17  10.039513        -
  (g) Met Investors Janus Aggressive Growth Portfolio                   5,787   7.343779       42
  (g) Met Investors MFS Research International Portfolio                  559   9.182232        5
  (g) Met Investors T Rowe Price Mid Cap Growth Portfolio               3,644   6.136694       22
  (g) Met Investors Oppenheimer Capital Appreciation Portfolio            903   7.922234        7
  (g) Met Investors PIMCO Innovation Portfolio                             10   4.894901        -
  (g) Met Investors PIMCO Money Market Portfolio                      294,272  10.068475    2,963
  (g) Met Investors PIMCO Total Return Bond Portfolio                  14,853  10.797369      160
  Met Investors Met/Putnam Research Portfolio                           2,176   8.170309       18
  (g) Met Investors Harris Oakmark International Portfolio              1,415   8.509853       12
  (g) MetLife Davis Venture Value Fund A                                6,652   8.646262       58
  (g) MetLife Harris Oakmark Focused Value Fund                         2,959   8.981463       27
  (h) MetLife Jennisson Growth Portfolio                                  393   9.700283        4
  (g) MetLife Stock Index Portfolio                                    16,097   7.901342      127
  GACC Money Market Fund                                                  207  11.124961        2
  Russell Multi-Style Equity Fund                                          10   5.867561        -
  Russell Aggressive Equity Fund                                           10   7.431857        -
  Russell Non-US Fund                                                      10   5.883026        -
  Russell Core Bond Fund                                                   10  12.461731        -
  Russell Real Estate Securities Fund                                      10  12.904044        -
  AIM Premier Equity Fund                                                  10   4.850885        -
  AIM Capital Appreciation Fund                                            10   4.803340        -
  AIM International Growth Fund                                            10   5.088168        -
  Alliance Premier Growth Portfolio                                       765   4.494866        3
  Alliance Bernstein Real Estate Investment Portfolio                     170  12.714957        2
  Liberty Newport Tiger Fund, Variable Series                              10   5.897689        -
  Goldman Sachs Growth & Income Fund                                       10   7.474412        -
  Goldman Sachs International Equity Fund                                  10   5.518767        -
  Scudder II Small Cap Growth Portfolio                                    10   3.950673        -
  Scudder II Dreman Small Cap Value Portfolio                              10  10.761601        -
  Scudder II Government Securities Portfolio                               10  12.473046        -
  MFS Research Series                                                      10   5.268477        -
  MFS Investors Trust Series                                              613   6.514980        4

                                                                      For the Year ended December 31, 2002
                                                                      ------------------------------------
                                                                        Investment      Expense     Total
                                                                      Income Ratio/1/   Ratio/2/   Return/3/
                                                                      --------------    -------    --------
Flexible premium variable universal life policies (FPVUL), continued:
  (g) Met Investors AIM Small Cap Growth Portfolio                         0.00%         0.55%     (25.23%)
  (h) Met Investors Third Avenue Small Cap Value Portfolio                 0.00%         0.55%        0.40%
  (g) Met Investors Janus Aggressive Growth Portfolio                      0.19%         0.55%     (26.56%)
  (g) Met Investors MFS Research International Portfolio                   0.35%         0.55%      (8.18%)
  (g) Met Investors T Rowe Price Mid Cap Growth Portfolio                  0.00%         0.55%     (38.63%)
  (g) Met Investors Oppenheimer Capital Appreciation Portfolio             0.11%         0.55%     (20.78%)
  (g) Met Investors PIMCO Innovation Portfolio                             0.00%         0.55%     (51.05%)
  (g) Met Investors PIMCO Money Market Portfolio                           0.81%         0.55%        0.69%
  (g) Met Investors PIMCO Total Return Bond Portfolio                      0.00%         0.55%        7.97%
  Met Investors Met/Putnam Research Portfolio                              1.06%         0.55%     (18.30%)
  (g) Met Investors Harris Oakmark International Portfolio                 0.30%         0.55%     (14.90%)
  (g) MetLife Davis Venture Value Fund A                                   0.00%         0.55%     (13.54%)
  (g) MetLife Harris Oakmark Focused Value Fund                            0.00%         0.55%     (10.19%)
  (h) MetLife Jennisson Growth Portfolio                                   0.00%         0.55%      (3.00%)
  (g) MetLife Stock Index Portfolio                                        0.00%         0.55%     (20.99%)
  GACC Money Market Fund                                                  11.93%         0.55%        1.08%
  Russell Multi-Style Equity Fund                                          0.00%         0.55%     (23.61%)
  Russell Aggressive Equity Fund                                           0.00%         0.55%     (19.50%)
  Russell Non-US Fund                                                      1.53%         0.55%     (15.61%)
  Russell Core Bond Fund                                                   2.52%         0.55%        8.24%
  Russell Real Estate Securities Fund                                      5.34%         0.55%        3.23%
  AIM Premier Equity Fund                                                  0.28%         0.55%     (30.64%)
  AIM Capital Appreciation Fund                                            0.00%         0.55%     (24.77%)
  AIM International Growth Fund                                            0.88%         0.55%     (16.14%)
  Alliance Premier Growth Portfolio                                        0.00%         0.55%     (31.03%)
  Alliance Bernstein Real Estate Investment Portfolio                      2.51%         0.55%        2.04%
  Liberty Newport Tiger Fund, Variable Series                              1.53%         0.55%     (17.42%)
  Goldman Sachs Growth & Income Fund                                       1.26%         0.55%     (11.83%)
  Goldman Sachs International Equity Fund                                  1.63%         0.55%     (18.78%)
  Scudder II Small Cap Growth Portfolio                                    0.00%         0.55%     (33.83%)
  Scudder II Dreman Small Cap Value Portfolio                              0.00%         0.55%     (11.84%)
  Scudder II Government Securities Portfolio                               3.33%         0.55%        7.46%
  MFS Research Series                                                      0.00%         0.55%     (24.95%)
  MFS Investors Trust Series                                               0.55%         0.55%     (21.40%)

(g) For the period from February 1, 2002 to December 31, 2002.
(h) For the period from August 1, 2002 to December 31, 2002.

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS

                                                                        As of December 31, 2002
                                                                      ---------------------------
                                                                               Unit    Net Assets
                                                                      Units Fair Value   (000)
                                                                      ----- ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  MFS Emerging Growth Series                                             10 $ 3.507305    $ -
  MFS High Income Series                                                199   9.613187      2
  MFS Strategic Income Series                                            10  11.840793      -
  MFS New Discovery Series                                              452   5.536998      3
  Oppenheimer Capital Appreciation Fund                               5,770   5.715231     33
  Oppenheimer Main Street Growth & Income Fund                           10   6.509266      -
  Oppenheimer High Income Fund                                           10   9.590442      -
  Oppenheimer Bond Fund                                                 514  12.284930      6
  Oppenheimer Strategic Bond Fund                                        10  11.367600      -
  Putnam Growth & Income Fund                                           513   8.190761      4
  Putnam New Value Fund                                                  10  10.368513      -
  Putnam Vista Fund                                                      10   3.838546      -
  Putnam International Growth Fund                                      236   5.936235      1
  Putnam International New Opportunities Fund                            10   4.060788      -
  Templeton Franklin Small Cap Fund                                      10   5.035859      -
  Templeton Foreign Securities Fund                                     201   6.986242      1
  Templeton Developing Markets Securities Fund                          240   7.341546      2
  Templeton Mutual Shares Securities Fund                                10  10.363287      -

                                                                      For the Year ended December 31, 2002
                                                                      ------------------------------------
                                                                        Investment      Expense     Total
                                                                      Income Ratio/1/   Ratio/2/   Return/3/
                                                                      --------------    -------    --------
Flexible premium variable universal life policies (FPVUL), continued:
  MFS Emerging Growth Series                                               0.00%         0.55%     (34.12%)
  MFS High Income Series                                                   6.98%         0.55%        2.00%
  MFS Strategic Income Series                                              3.55%         0.55%        7.81%
  MFS New Discovery Series                                                 0.00%         0.55%     (32.01%)
  Oppenheimer Capital Appreciation Fund                                    0.00%         0.55%     (27.26%)
  Oppenheimer Main Street Growth & Income Fund                             1.37%         0.55%     (19.24%)
  Oppenheimer High Income Fund                                            10.42%         0.55%      (2.93%)
  Oppenheimer Bond Fund                                                    7.33%         0.55%        8.48%
  Oppenheimer Strategic Bond Fund                                          8.26%         0.55%        6.85%
  Putnam Growth & Income Fund                                              1.74%         0.55%     (19.23%)
  Putnam New Value Fund                                                    0.89%         0.55%     (15.90%)
  Putnam Vista Fund                                                        0.00%         0.55%     (30.76%)
  Putnam International Growth Fund                                         1.00%         0.55%     (17.97%)
  Putnam International New Opportunities Fund                              0.00%         0.55%     (13.94%)
  Templeton Franklin Small Cap Fund                                        0.32%         0.55%     (28.91%)
  Templeton Foreign Securities Fund                                        1.82%         0.55%     (18.85%)
  Templeton Developing Markets Securities Fund                             1.63%         0.55%      (0.51%)
  Templeton Mutual Shares Securities Fund                                  0.90%         0.55%     (12.05%)

/1 /These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2 /These ratios represent the annualized contract expenses of the Separate
   Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3 /These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS

The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account Five.

                                                             As of December 31, 2001    For the Year ended December 31, 2001
                                                           ---------------------------- ------------------------------------
                                                                     Unit    Net Assets   Investment      Expense     Total
                                                           Units  Fair Value   (000)    Income Ratio/1/   Ratio/2/   Return/3/
                                                           ------ ---------- ---------- --------------    -------    --------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio      40,894 $13.457092    $550        0.95%          0.00%      (5.72%)
  Met Investors Lord Abbett Bond Debenture Portfolio       17,732  11.104937     197        7.58%          0.00%        3.79%
  Met Investors Lord Abbett Developing Growth Portfolio       181   9.869073       2        0.00%          0.00%      (6.84%)
  Met Investors Large Cap Research Portfolio                    -          -       -        0.64%          0.00%      (0.81%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio         6,948  16.725294     116        0.49%          0.00%        8.09%
  Met Investors JP Morgan Enhanced Index Portfolio         39,987  11.188969     447        0.81%          0.00%     (11.41%)
  Met Investors JP Morgan International Equity Portfolio   11,894   9.002765     107        1.29%          0.00%     (20.33%)
  Met Investors JP Morgan Quality Bond Portfolio                9  12.584203       -        4.81%          0.00%        7.05%
  Met Investors JP Morgan Small Cap Stock Portfolio         9,693  10.527179     102        0.18%          0.00%      (8.45%)
  Met Investors JP Morgan Select Equity Portfolio          14,457  11.104735     161        0.45%          0.00%      (6.02%)
  GACC Money Market Fund                                        9  12.197699       -        0.00%          0.00%        4.05%
  AIM Premier Equity Fund                                  12,427   8.787093     109        0.12%          0.00%     (12.56%)
  AIM Capital Appreciation Fund                             3,728   9.518189      35        0.00%          0.00%     (23.28%)
  AIM International Growth Fund                                10   6.123278       -        0.00%          0.00%     (23.53%)
  Templeton Global Income Securities Fund                      10  10.764665       -        3.82%          0.00%        2.55%
  Templeton Franklin Small Cap Fund                           933  10.049016       9        0.51%          0.00%     (15.02%)
  Templeton Growth Securities Fund                          3,412  11.711557      40        2.07%          0.00%      (0.98%)
  Templeton Foreign Securities Fund                            10   8.922589       -        5.13%          0.00%     (15.75%)
  Templeton Franklin Large Cap Growth Securities Fund          10  11.524553       -        0.84%          0.00%     (11.26%)

Flexible premium variable universal life policies (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio          10  10.655982       -        0.95%          0.55%      (6.24%)
  Met Investors Lord Abbett Bond Debenture Portfolio           10  10.292989       -        7.58%          0.55%        3.21%
  Met Investors Lord Abbett Developing Growth Portfolio        10   8.148307       -        0.00%          0.55%      (7.35%)
  Met Investors Large Cap Research Portfolio                    -          -       -        0.64%          0.55%      (0.87%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio           149  14.348495       2        0.49%          0.55%        7.50%
  Met Investors JP Morgan Enhanced Index Portfolio             10   7.795711       -        0.81%          0.55%     (11.90%)
  Met Investors JP Morgan International Equity Portfolio       10   6.851329       -        1.29%          0.55%     (20.77%)
  Met Investors JP Morgan Quality Bond Portfolio               10  11.612125       -        4.81%          0.55%        6.46%
  Met Investors JP Morgan Small Cap Stock Portfolio            10   8.383044       -        0.18%          0.55%      (8.96%)
  Met Investors JP Morgan Select Equity Portfolio              10   8.707766       -        0.45%          0.55%      (6.53%)
  GACC Money Market Fund                                      114  11.005974       1        0.00%          0.55%        3.47%
  Russell Multi-Style Equity Fund                              10   7.681248       -        0.00%          0.55%     (14.68%)

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



                                                                        As of December 31, 2001
                                                                      ---------------------------
                                                                            Unit Fair  Net Assets
                                                                      Units   Value      (000)
                                                                      ----- ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  Russell Aggressive Equity Fund                                        10  $ 9.232206     $-
  Russell Non-US Fund                                                   10    6.971501      -
  Russell Core Bond Fund                                                10   11.512783      -
  Russell Real Estate Securities Fund                                   10   12.499952      -
  AIM Premier Equity Fund                                               10    6.993936      -
  AIM Capital Appreciation Fund                                         10    6.384978      -
  AIM International Growth Fund                                         10    6.067249      -
  Alliance Premier Growth Portfolio                                    799    6.516693      5
  Alliance Bernstein Real Estate Investment Portfolio                  177   12.460950      2
  Liberty Newport Tiger Fund, Variable Series                           10    7.141851      -
  Goldman Sachs Growth & Income Fund                                    10    8.476793      -
  Goldman Sachs International Equity Fund                               10    6.795201      -
  Goldman Sachs Global Income Fund                                      10   11.099037      -
  Goldman Sachs Internet Tollkeeper Fund                                10    4.313304      -
  Scudder II Small Cap Growth Portfolio                                 10    5.970422      -
  Scudder II Dreman Small Cap Value Portfolio                           10   12.206418      -
  Scudder II Government Securities Portfolio                            10   11.607298      -
  MFS Research Series                                                   10    7.020054      -
  MFS Investors Trust Series                                           640    8.288460      5
  MFS Emerging Growth Series                                            10    5.324112      -
  MFS High Income Series                                               208    9.424560      2
  MFS Strategic Income Series                                           10   10.983060      -
  MFS New Discovery Series                                             471    8.143437      4
  Oppenheimer Capital Appreciation Fund                                 10    7.857105      -
  Oppenheimer Main Street Growth & Income Fund                          10    8.060302      -
  Oppenheimer High Income Fund                                          10    9.879940      -
  Oppenheimer Bond Fund                                                536   11.324475      6
  Oppenheimer Strategic Bond Fund                                       10   10.638438      -
  Putnam Growth & Income Fund                                          536   10.141380      5
  Putnam New Value Fund                                                 10   12.329025      -
  Putnam Vista Fund                                                     10    5.543857      -
  Putnam International Growth Fund                                     247    7.236699      2
  Putnam International New Opportunities Fund                           10    4.718313      -
  Templeton Franklin Small Cap Fund                                     10    7.083955      -
  Templeton Foreign Securities Fund                                    209    8.609379      2
  Templeton Developing Markets Securities Fund                         251    7.379238      2
  Templeton Mutual Shares Securities Fund                               10   11.782983      -

                                                                      For the Year ended December 31, 2001
                                                                      ------------------------------------
                                                                        Investment      Expense     Total
                                                                      Income Ratio/1/   Ratio/2/   Return/3/
                                                                      --------------    -------    --------
Flexible premium variable universal life policies (FPVUL), continued:
  Russell Aggressive Equity Fund                                           0.00%         0.55%      (2.90%)
  Russell Non-US Fund                                                      0.00%         0.55%     (22.46%)
  Russell Core Bond Fund                                                   6.26%         0.55%        6.81%
  Russell Real Estate Securities Fund                                      5.00%         0.55%        7.24%
  AIM Premier Equity Fund                                                  0.12%         0.55%     (13.05%)
  AIM Capital Appreciation Fund                                            0.00%         0.55%     (23.70%)
  AIM International Growth Fund                                            0.00%         0.55%     (23.95%)
  Alliance Premier Growth Portfolio                                        0.00%         0.55%     (17.66%)
  Alliance Bernstein Real Estate Investment Portfolio                      5.47%         0.55%       10.18%
  Liberty Newport Tiger Fund, Variable Series                              1.34%         0.55%     (18.93%)
  Goldman Sachs Growth & Income Fund                                       0.00%         0.55%      (9.84%)
  Goldman Sachs International Equity Fund                                  1.35%         0.55%     (22.69%)
  Goldman Sachs Global Income Fund                                         3.66%         0.55%        4.23%
  Goldman Sachs Internet Tollkeeper Fund                                   0.00%         0.55%     (34.04%)
  Scudder II Small Cap Growth Portfolio                                    0.00%         0.55%     (29.19%)
  Scudder II Dreman Small Cap Value Portfolio                              0.00%         0.55%       17.02%
  Scudder II Government Securities Portfolio                               4.43%         0.55%        6.90%
  MFS Research Series                                                      0.00%         0.55%     (21.68%)
  MFS Investors Trust Series                                               0.00%         0.55%     (16.42%)
  MFS Emerging Growth Series                                               0.00%         0.55%     (33.85%)
  MFS High Income Series                                                   0.66%         0.55%        1.51%
  MFS Strategic Income Series                                              3.72%         0.55%        4.17%
  MFS New Discovery Series                                                 0.00%         0.55%      (5.55%)
  Oppenheimer Capital Appreciation Fund                                    1.24%         0.55%     (13.06%)
  Oppenheimer Main Street Growth & Income Fund                             0.00%         0.55%     (10.66%)
  Oppenheimer High Income Fund                                            10.22%         0.55%        1.41%
  Oppenheimer Bond Fund                                                    0.22%         0.55%        7.19%
  Oppenheimer Strategic Bond Fund                                          2.90%         0.55%        4.27%
  Putnam Growth & Income Fund                                              0.06%         0.55%      (6.68%)
  Putnam New Value Fund                                                    0.83%         0.55%        3.04%
  Putnam Vista Fund                                                        0.00%         0.55%     (33.77%)
  Putnam International Growth Fund                                         0.00%         0.55%     (20.85%)
  Putnam International New Opportunities Fund                              0.00%         0.55%     (28.91%)
  Templeton Franklin Small Cap Fund                                        0.51%         0.55%     (15.48%)
  Templeton Foreign Securities Fund                                        5.13%         0.55%     (16.21%)
  Templeton Developing Markets Securities Fund                             1.76%         0.55%      (8.59%)
  Templeton Mutual Shares Securities Fund                                  1.74%         0.55%        6.72%

/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                                 JULY 20, 2005

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated July 20, 2005 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660.

                                     SAI-1

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-3
  Performance Data...................................................... SAI-3
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Legal Matters......................................................... SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-4
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................

                                     SAI-2

METLIFE INVESTORS

MetLife Investors Insurance Company of California was incorporated on August 29, 1972 as Industrial Indemnity Life Insurance Company, a California corporation, and changed its name to Xerox Financial Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Life Insurance Company which on that date changed its name to Cova Financial Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company of California on February 12, 2001.

We are licensed to do business in the state of California.

THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account Five on March 24, 1992 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect

                                     SAI-3
only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.

ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Accumulation Account Value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Cash Surrender Value, and Accumulation Account Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equalled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

LEGAL MATTERS

Legal matters in connection with the Policies have been passed on by Richard C. Pearson, General Counsel of MetLife Investors Insurance Company of California. Sutherland Asbill & Brennan LLP of Washington, DC has provided legal advice on certain matters relating to the Federal securities laws.

MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Please refer to your Policy for specific provisions.

                                     SAI-4

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

EXPERTS

The financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.

DISTRIBUTION

Information about the distribution of the Policies is contained in the prospectus. (See "Other Information -- Distribution.") Additional information is provided below.

The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation and its principal office is located at 22 Corporate Plaza Drive, Newport Beach, California 92660. (In December 2004, MetLife Investors Distribution Company, a Delaware Corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company.) Distributor is an indirect wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services. Distributor received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:

                                              AGGREGATE AMOUNT OF
                       AGGREGATE AMOUNT OF   COMMISSIONS RETAINED
                       COMMISSIONS PAID TO   BY DISTRIBUTOR AFTER
           FISCAL YEAR     DISTRIBUTOR     PAYMENTS TO SELLING FIRMS
           ----------- ------------------- -------------------------
              2004....      $315,209                  $0
              2003....      $770,310                  $0
              2002....      $837,852                  $0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.

                                     SAI-5

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                             FINANCIAL STATEMENTS
                       December 31, 2004, 2003 and 2002
                                      and
                         Independent Auditor's Report

      INDEPENDENT AUDITORS' REPORT

      To the Board of Directors and Stockholder of MetLife Investors Insurance Company of California:

      We have audited the accompanying balance sheets of MetLife Investors Insurance Company of California (the "Company") as of December 31, 2004 and 2003, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003, and the results of their operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

      DELOITTE & TOUCHE LLP

      Certified Public Accountants
      Tampa, FL
      April 25, 2005

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                                   BALANCE SHEETS
                             DECEMBER 31, 2004 AND 2003
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                         2004     2003
                                                                       -------- --------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value
   (amortized cost: $203,730 and $188,137 respectively)                $206,574 $190,618
 Mortgage loans on real estate                                           10,298    3,302
 Policy loans                                                             1,199    1,089
 Short-term investments                                                       -      232
                                                                       -------- --------
   Total investments                                                    218,071  195,241
Cash and cash equivalents                                                 4,626   12,788
Accrued investment income                                                 2,070    2,221
Premiums and other receivables                                            5,936      958
Deferred policy acquisition costs                                        44,411   38,397
Current income taxes receivable                                           1,833    1,097
Other assets                                                              8,485    8,337
Separate account assets                                                 598,459  434,793
                                                                       -------- --------
   Total assets                                                        $883,891 $693,832
                                                                       ======== ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                                  10,140    7,971
 Policyholder account balances                                          184,821  192,507
 Other policyholder funds                                                   669      448
 Deferred income taxes payable                                            5,912    3,909
 Other liabilities                                                        2,313    3,415
 Separate account liabilities                                           598,459  434,793
                                                                       -------- --------
   Total liabilities                                                   $802,314 $643,043
                                                                       ======== ========

Stockholder's Equity:
Common stock, par value $233.34 per share; 30,000 shares authorized;
   12,000 shares issued and outstanding at December 31, 2004 and 2003     2,800    2,800
Additional paid-in capital                                               67,802   42,802
Retained earnings                                                         9,952    4,369
Accumulated other comprehensive income                                    1,023      818
                                                                       -------- --------
   Total stockholder's equity                                            81,577   50,789
                                                                       -------- --------
   Total liabilities and stockholder's equity                          $883,891 $693,832
                                                                       ======== ========

                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                                STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                   2004     2003     2002
                                                                 -------  -------  -------
REVENUES
Premiums                                                         $ 1,722  $   (38) $ 1,710
Universal life and investment-type product policy fees             9,701    6,144    3,411
Net investment income                                              9,201    9,755    9,070
Other revenues                                                       804      428      229
Net investment gains (losses)                                        397   (1,017)    (830)
                                                                 -------  -------  -------
   Total revenues                                                 21,825   15,272   13,590
                                                                 -------  -------  -------

EXPENSES
Policyholder benefits and claims                                   2,428    1,535    2,967
Interest credited to policyholder account balances                 7,437    7,506    6,720
Other expenses                                                     3,834    3,323    1,208
                                                                 -------  -------  -------
   Total expenses                                                 13,699   12,364   10,895
                                                                 -------  -------  -------

Income before provision for income taxes                           8,126    2,908    2,695
Provision for income taxes                                         2,450      856      798
                                                                 -------  -------  -------
Income before cumulative effect of a change in accounting          5,676    2,052    1,897
Cumulative effect of a change in accounting, net of income taxes     (93)       -        -
                                                                 -------  -------  -------
Net income                                                       $ 5,583  $ 2,052  $ 1,897
                                                                 =======  =======  =======




                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                         STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                                         ACCUMULATED
                                                                    ADDITIONAL              OTHER
                                                             COMMON  PAID-IN   RETAINED COMPREHENSIVE
                                                             STOCK   CAPITAL   EARNINGS INCOME (LOSS)  TOTAL
                                                             ------ ---------- -------- ------------- -------
Balance at January 1, 2002                                   $2,800  $31,802    $  420     $  255     $35,277
Comprehensive income (loss):
 Net income                                                                      1,897                  1,897
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets, reclassification adjustments and income taxes                                   739         739
                                                                                                      -------
 Comprehensive income (loss)                                                                            2,636
                                                             ------------------------------------------------
Balance at December 31, 2002                                  2,800   31,802     2,317        994      37,913
 Capital contribution                                                 11,000                           11,000
Comprehensive income (loss):
 Net income                                                                      2,052                  2,052
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets, reclassification adjustments and income taxes                                  (176)       (176)
                                                                                                      -------
 Comprehensive income (loss)                                                                            1,876
                                                             ------------------------------------------------
Balance at December 31, 2003                                  2,800   42,802     4,369        818      50,789
 Capital contribution                                                 25,000                           25,000
Comprehensive income (loss):
 Net income                                                                      5,583                  5,583
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets, reclassification adjustments and income taxes                                   205         205
                                                                                                      -------
 Comprehensive income (loss)                                                                            5,788
                                                             ------------------------------------------------
Balance at December 31, 2004                                 $2,800  $67,802    $9,952     $1,023     $81,577
                                                             ================================================




                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                              STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                                    2004       2003       2002
                                                                                 ---------  ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                       $   5,583  $   2,052  $   1,897
 Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Amortization of premiums and accretion of discounts
     associated with investments, net                                                1,169        985     (1,120)
   (Gains) losses from sales of investments, net                                      (397)     1,017        830
   Interest credited to other policyholder account balances                          7,437      7,506      6,720
   Universal life and investment-type product policy fees                           (9,701)    (6,144)    (3,411)
   Change in accrued investment income                                                 151       (507)       (59)
   Change in premiums and other receivables                                         (4,632)     3,500     (2,743)
   Change in deferred policy acquisition costs, net                                 (6,061)    (9,571)    (6,884)
   Change in insurance-related liabilities                                           2,298       (250)     1,612
   Change in income taxes payable                                                    1,157      1,222        873
   Change in other assets                                                            7,714      2,547      2,264
   Change in other liabilities                                                      (1,102)     2,854     (3,856)
                                                                                 ---------  ---------  ---------
Net cash provided by (used in) operating activities                                  3,616      5,211     (3,877)
                                                                                 ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
 Sales, maturities and repayments of:
   Fixed maturities                                                                 65,809     74,169     89,078
   Mortgage loans on real estate                                                       791        949        754
 Purchases of:
   Fixed maturities                                                                (82,547)  (131,055)  (107,779)
   Mortgage loans on real estate                                                    (7,762)      (738)         -
 Net change in short-term investments                                                  232       (187)       741
 Net change in policy loans                                                           (110)       (44)       (87)
                                                                                 ---------  ---------  ---------
Net cash used in investing activities                                              (23,587)   (56,906)   (17,293)
                                                                                 ---------  ---------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES
 Policyholder account balances:
   Deposits                                                                        161,842    214,204    123,424
   Withdrawals                                                                    (175,033)  (177,900)   (95,024)
 Capital contribution                                                               25,000     11,000          -
                                                                                 ---------  ---------  ---------
Net cash provided by financing activities                                           11,809     47,304     28,400
                                                                                 ---------  ---------  ---------
Change in cash and cash equivalents                                                 (8,162)    (4,391)     7,230
Cash and cash equivalents, beginning of year                                        12,788     17,179      9,949
                                                                                 ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                           $   4,626  $  12,788  $  17,179
                                                                                 =========  =========  =========
Supplemental disclosures of cash flow information:
 Net cash paid during the year:
   Interest                                                                      $       2  $     107  $      37
                                                                                 =========  =========  =========
   Income taxes                                                                  $   2,080  $     (20) $       -
                                                                                 =========  =========  =========

                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                            NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BUSINESS

      MetLife Investors Insurance Company of California (the "Company"), a California domiciled life insurance company, is a wholly owned subsidiary of MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company. MLIIC is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). At October 1, 2004 MLIIC, was sold from Cova Corporation ("Cova"), a wholly owned subsidiary of MetLife, to MetLife.

      The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life, and single premium whole life insurance policies. The Company is licensed to conduct business in the state of California. Most of the policies issued present no significant mortality or morbidity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

      BASIS OF PRESENTATION

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most significant estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) the capitalization and amortization of deferred policy acquisition costs ("DAC"), including value of business acquired ("VOBA"); (iv) the liability for future policyholder benefits;
      (v) the liability for litigation and regulatory matters; and
      (vi) accounting for reinsurance. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgements are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

      Certain amounts in the prior years' financial statements have been reclassified to conform to the 2004 presentation.

      INVESTMENTS

      The Company's principal investments are in fixed maturities and mortgage loans; both of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
      (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values are based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

      The Company's fixed maturities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturities are adjusted for impairments in value deemed to be other-than-temporary in the period that determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

      The Company's review of its fixed maturities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

      Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of the interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      CASH AND CASH EQUIVALENTS

      The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

      DEFERRED POLICY ACQUISITION COSTS

      The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amount credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred.

      The costs of acquiring new or renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract. Generally, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      DAC for non-participating traditional life and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      VOBA, included as part of DAC, represents the present value of estimated future profits generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits from such policies and contracts.

      GOODWILL

      The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a writedown of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from 10 to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

      The Company recognized no impairments of goodwill during 2004, 2003 and 2002. Goodwill, net of accumulated amortization, was $2,278 thousand as of December 31, 2004 and 2003.

      LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

      The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

      Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 2% to 8%.

      Policyholder account balances relate to investment-type contracts. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 12%, less expenses, mortality charges, and withdrawals.

      The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies.

      Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

      RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

      Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      OTHER REVENUES

      Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

      INCOME TAXES

      The Company applies the concepts of SFAS No. 109, Accounting for Income Taxes ("SFAS 109"), which establishes deferred income tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS 109 allows recognition of deferred income tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

      The Company files a consolidated federal income tax return with MLIIC and its includible affiliates. The method of allocation between the companies is both subject to written agreement and approval by the Board of Directors. The allocation is based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return.

      REINSURANCE

      The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

      In the normal course of business, the Company seeks to limit its exposure to losses on large risks by ceding risks to other insurance enterprises or reinsurers. Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers periodically.

      SEPARATE ACCOUNTS

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's separate accounts.

      The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

      APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

      In December 2004, the FASB issued SFAS No. 153, EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's financial statements at the date of adoption.

      In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its financial statements.

      Effective January 1, 2004, the Company adopted Statement of Position 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on
      (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company increased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity contracts by approximately $93 thousand, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $207 thousand, including the cumulative effect of adoption.

      Effective October 1, 2003, the Company adopted Statement 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. The Company's application of Issue B36 did not have a significant impact on the Company's financial statements.

      During 2003, the Company adopted FIN 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES--AN INTERPRETATION OF ARB No. 51 and FIN 46(r). A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

      Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.
      Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING ("EITF 94-3"). The adoption of SFAS 146 did not have a significant impact on the Company's financial statements.
      Effective January 1, 2003, the Company adopted SFAS No. 145, RESCISSION OF FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.
      Effective January 1, 2002, the Company adopted SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS--REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's financial statements.

      Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

2.  INVESTMENTS

      FIXED MATURITIES

      Fixed maturities at December 31, 2004 were as follows:

                                                      GROSS UNREALIZED ESTIMATED
                                            AMORTIZED ----------------   FAIR
                                              COST     GAIN     LOSS     VALUE
                                            ---------  ------   ----   ---------
                                                (DOLLARS IN THOUSANDS)
     U.S. treasury/agency securities        $ 31,963  $   94    $ 58   $ 31,999
     U.S. corporate securities               106,954   2,899     425    109,428
     Foreign corporate securities              6,785     282      12      7,055
     Residential mortgage-backed securities   23,977     252      33     24,196
     Commercial mortgage-backed securities    24,593       4     150     24,447
     Asset-backed securities                   9,458      28      37      9,449
                                            --------   ------    ----  --------
        Total fixed maturities              $203,730  $3,559    $715   $206,574
                                            ========   ======    ====  ========

      Fixed maturities at December 31, 2003 were as follows:

                                                     GROSS UNREALIZED ESTIMATED
                                           AMORTIZED ----------------   FAIR
                                             COST     GAIN     LOSS     VALUE
                                           ---------  ------  ------  ---------
                                                (DOLLARS IN THOUSANDS)
    U.S. treasury/agency securities        $  8,018  $   12   $    -  $  8,030
    U.S. corporate securities               114,379   4,958    3,469   115,868
    Foreign corporate securities              7,781     430        1     8,210
    Residential mortgage-backed securities   26,913     564        -    27,477
    Commercial mortgage-backed securities    16,178     124        7    16,295
    Asset-backed securities                  14,868     230      360    14,738
                                           --------   ------  ------  --------
       Total fixed maturities              $188,137  $6,318   $3,837  $190,618
                                           ========   ======  ======  ========

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $5,668 thousand and $4,066 thousand at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $311 thousand at December 31, 2004 and a net unrealized loss of $2,918 at December 31, 2003. The Company did not have any non-income producing fixed maturities at December 31, 2004. The Company had non-income producing fixed maturities of $343 thousand at December 31, 2003.

      The amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date (excluding sinking funds), are shown below:

                                                                   ESTIMATED
                                                       AMORTIZED     FAIR
                                                         COST        VALUE
                                                       ---------   ---------
                                                       (DOLLARS IN THOUSANDS)
     Due in one year or less                           $  7,854    $  7,952
     Due after one year through five years               93,443      95,035
     Due after five years through ten years              39,395      40,316
     Due after ten years                                  5,010       5,179
                                                       --------    --------
         Subtotal                                       145,702     148,482
     Mortgage-backed and other asset-backed securities   58,028      58,092
                                                       --------    --------
         Total fixed maturities                        $203,730    $206,574
                                                       ========    ========

      Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales or disposals of fixed maturities classified as available-for-sale were as follows:

                                        YEARS ENDED DECEMBER 31,
                                       -------------------------
                                         2004     2003     2002
                                       -------  -------  -------
                                         (DOLLARS IN THOUSANDS)
               Proceeds                $27,334  $28,913  $30,984
               Gross investment gains      735      868      674
               Gross investment losses    (234)    (228)  (1,282)

      Gross investment losses above exclude writedowns recorded during 2004, 2003 and 2002 for other-than-temporarily impaired available-for-sale fixed maturities of $64 thousand, $1,657 thousand and $222 thousand, respectively.

      The Company periodically disposes of fixed maturities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

      The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                                    DECEMBER 31, 2004
                                            -----------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                                            --------------------- --------------------- ---------------------
                                                         GROSS                 GROSS                 GROSS
                                            ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                                            FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                                            ---------- ---------- ---------- ---------- ---------- ----------
                                                                 (DOLLARS IN THOUSANDS)
U.S. treasury/agency securities              $ 6,936     $   58     $    -      $ -      $ 6,936     $   58
U.S. corporate securities                     43,225        389      1,964       36       45,189        425
Foreign corporate securities                     992         12          -        -          992         12
Residential mortgage-backed securities         6,686         33          -        -        6,686         33
Commercial mortgage-backed securities         20,148        150          -        -       20,148        150
Asset-backed securities                        6,178         37          -        -        6,178         37
                                             -------     ------     ------      ---      -------     ------
   Total fixed maturities                    $84,165     $  679     $1,964      $36      $86,129     $  715
                                             =======     ======     ======      ===      =======     ======
Total number of securities in an unrealized
  loss position                                   39                     1                    40
                                             =======                ======               =======

                                                                    DECEMBER 31, 2003
                                            -----------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                                            --------------------- --------------------- ---------------------
                                                         GROSS                 GROSS                 GROSS
                                            ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                                            FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                                            ---------- ---------- ---------- ---------- ---------- ----------
                                                                 (DOLLARS IN THOUSANDS)
U.S. corporate securities                    $25,194     $3,466     $  403      $ 3      $25,597     $3,469
Foreign corporate securities                   1,005          1          -        -        1,005          1
Commercial mortgage-backed securities          5,391          7          -        -        5,391          7
Asset-backed securities                        3,830        360          -        -        3,830        360
                                             -------     ------     ------      ---      -------     ------
   Total fixed maturities                    $35,420     $3,834     $  403      $ 3      $35,823     $3,837
                                             =======     ======     ======      ===      =======     ======

      MORTGAGE LOANS ON REAL ESTATE

      Mortgage loans on commercial real estate were $10,298 thousand and $3,302 thousand as of December 31, 2004 and 2003, respectively.

      Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2004, approximately 47%, 19% and 14% of the properties were located in California, Puerto Rico and Georgia, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

      There was no valuation allowance on mortgage loans on real estate as of December 31, 2004 and 2003, respectively. There were no impaired mortgage loans on real estate as of December 31, 2004 and 2003, respectively.

      NET INVESTMENT INCOME

      The components of net investment income were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ---------------------
                                                       2004      2003   2002
                                                      ------    ------ ------
                                                      (DOLLARS IN THOUSANDS)
    Fixed maturities                                  $8,600    $9,252 $8,606
    Mortgage loans on real estate                        451       271    313
    Policy loans                                          90        60    104
    Cash, cash equivalents and short-term investments    106       186    134
    Other                                                (30)        -    (73)
                                                      ------    ------ ------
      Total                                            9,217     9,769  9,084
    Less: Investment expenses                             16        14     14
                                                      ------    ------ ------
      Total net investment income                     $9,201    $9,755 $9,070
                                                      ======    ====== ======

      NET INVESTMENT GAINS (LOSSES)

      Net investment gains (losses), were as follows:

                                                YEARS ENDED DECEMBER 31,
                                                -----------------------
                                                2004     2003     2002
                                                ----   -------   -----
                                                (DOLLARS IN THOUSANDS)
          Fixed maturities                      $437   $(1,017)  $(830)
          Mortgage loans on real estate          (40)        -       -
                                                ----   -------   -----
            Total net investment gains (losses) $397   $(1,017)  $(830)
                                                ====   =======   =====

      NET UNREALIZED INVESTMENT GAINS

      The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  -------------------------
                                                    2004     2003     2002
                                                  -------  -------  -------
                                                    (DOLLARS IN THOUSANDS)
   Fixed maturities                               $ 2,844  $ 2,481  $ 5,380
   Other invested assets                              (73)     (73)     (74)
                                                  -------  -------  -------
     Total                                          2,771    2,408    5,306
                                                  -------  -------  -------
   Amounts allocated from :
     Deferred policy acquisition costs             (1,197)  (1,150)  (3,777)
   Deferred income taxes                             (551)    (440)    (535)
                                                  -------  -------  -------
     Total                                         (1,748)  (1,590)  (4,312)
                                                  -------  -------  -------
       Net unrealized investment gains (losses)   $ 1,023  $   818  $   994
                                                  =======  =======  =======

      The changes in net unrealized investment gains (losses) were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2004     2003     2002
                                                      ------  -------  -------
                                                       (DOLLARS IN THOUSANDS)
 Balance, beginning of year                           $  818  $   994  $   255
 Unrealized investment gains (losses) during the year    363   (2,898)   3,304
 Unrealized investment gains (losses) relating to:
   Deferred policy acquisition costs                     (47)   2,627   (2,207)
 Deferred income taxes                                  (111)      95     (358)
                                                      ------  -------  -------
 Balance, end of year                                 $1,023  $   818  $   994
                                                      ======  =======  =======
 Net change in unrealized investment gains (losses)   $  205  $  (176) $   739
                                                      ======  =======  =======

3.  INSURANCE

      DEFERRED POLICY ACQUISITION COSTS

      Information regarding VOBA and DAC for the years ended December 31, 2002, 2003 and 2004 is as follows:

                                         VALUE OF      DEFERRED
                                         BUSINESS POLICY ACQUISITION
                                         ACQUIRED       COSTS         TOTAL
                                         -------- ------------------ -------
                                                (DOLLARS IN THOUSANDS)
  Balance at January 1, 2002             $13,539       $ 7,983       $21,522
  Capitalizations                              -         8,650         8,650
                                         -------       -------       -------
      Total                               13,539        16,633        30,172
  Amortization related to:
    Net investment gains (losses)              -          (199)         (199)
    Unrealized investment gains (losses)     783         1,424         2,207
    Other expenses                         1,333           632         1,965
                                         -------       -------       -------
      Total amortization                   2,116         1,857         3,973
                                         -------       -------       -------
  Balance at December 31, 2002            11,423        14,776        26,199
  Capitalizations                              -        11,719        11,719
                                         -------       -------       -------
      Total                               11,423        26,495        37,918
  Amortization related to:
    Net investment gains (losses)           (101)         (144)         (245)
    Unrealized investment gains (losses)  (1,696)         (931)       (2,627)
    Other expenses                         1,120         1,273         2,393
                                         -------       -------       -------
      Total amortization                    (677)          198          (479)
                                         -------       -------       -------
  Balance at December 31, 2003            12,100        26,297        38,397
  Capitalizations                              -         9,066         9,066
                                         -------       -------       -------
      Total                               12,100        35,363        47,463
  Amortization related to:
    Net investment gains (losses)             30            43            73
    Unrealized investment gains (losses)      81           (34)           47
    Other expenses                           116         2,794         2,910
                                         -------       -------       -------
      Total amortization                     227         2,803         3,030
                                         -------       -------       -------
  Dispositions and other                       -           (22)          (22)
                                         -------       -------       -------
  Balance at December 31, 2004           $11,873       $32,538       $44,411
                                         =======       =======       =======

      The estimated future amortization expense allocated to other expenses for VOBA is $1,111 thousand in 2005, $1,119 thousand in 2006, $1,139 thousand in 2007, $1,131 thousand in 2008 and $1,118 thousand in 2009.

      Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      In the normal course of business the Company reviews and updates the assumptions and methodology used in establishing DAC and VOBA amortization. During 2004 the Company updated significant parts of the underlying assumptions used to establish DAC and VOBA amortization. As a result of the updated assumption, the Company re-estimated the cumulative amortization and recorded a cumulative charge to the current period of $1 million, before income tax, causing an increase in amortization related to other expenses.

      SALES INDUCEMENTS

      Changes in deferred sales inducements are as follows:

                                             SALES INDUCEMENTS
                                           ----------------------
                                           (DOLLARS IN THOUSANDS)
              Balance at January 1, 2004           $4,686
              Capitalization                        1,832
              Amortization                           (426)
                                                   ------
              Balance at December 31, 2004         $6,092
                                                   ======

      GUARANTEES

      The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

      The Company had the following types of guarantees relating to annuity contracts at:

                                                      DECEMBER 31 2004
                                               ---------------------------
                                               IN THE EVENT
                                                 OF DEATH    AT ANNUITIZATION
                                               ------------  ----------------
                                                   (DOLLARS IN THOUSANDS)
  RETURN OF NET DEPOSITS
    Separate account value                      $  98,041             N/A
    Net amount at risk                          $     131(1)          N/A
    Average attained age of contractholders      62 years             N/A

  ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
    Separate account value                      $ 487,839       $ 337,793
    Net amount at risk                          $   6,411(1)    $   1,628(2)
    Average attained age of contractholders      63 years        59 years

             --------
             (1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

             (2) The net amount at risk for guarantees of amounts at
                 annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

      The net amount at risk is based on the direct amount at risk (excluding reinsurance).

      The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

      Liabilities for guarantees (excluding base policy liabilities) relating to annuity contracts are as follows:

                                          ANNUITY CONTRACTS
                                     ---------------------------
                                                     GUARANTEED
                                       GUARANTEED   ANNUITIZATION
                                     DEATH BENEFITS   BENEFITS    TOTAL
                                     -------------- ------------- -----
                                           (DOLLARS IN THOUSANDS)
        Balance at January 1, 2004       $ 140          $ 281     $ 421
        Incurred guaranteed benefits      (140)          (281)     (421)
                                         -----          -----     -----
        Balance at December 31, 2004     $   -          $   -     $   -
                                         =====          =====     =====

      Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                          DECEMBER 31, 2004
                                        ----------------------
                                        (DOLLARS IN THOUSANDS)
                  Mutual Fund Groupings
                    Equity                     $359,473
                    Bond                         47,162
                    Balanced                     31,910
                    Money Market                  8,117
                    Specialty                     7,084
                                               --------
                      Total                    $453,746
                                               ========

      SEPARATE ACCOUNTS

      Separate account assets and liabilities include pass-through separate accounts totaling $598,459 thousand and $434,793 thousand at December 31, 2004 and 2003, respectively, for which the policyholder assumes the investment risk.

      Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $9,701 thousand, $6,144 thousand and $3,411 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

      For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4.  REINSURANCE

      The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 70% of the mortality risk for all new individual life insurance policies that it writes. The Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

      The Company reinsures 100% of its new production of riders containing benefit guarantees related to variable annuities to an affiliate.

                                                            YEARS ENDED DECEMBER 31,
                                                            ---------------------
                                                             2004      2003   2002
                                                            ------    -----  ------
                                                            (DOLLARS IN THOUSANDS)
Direct premiums                                             $1,827    $ 417  $1,799
Reinsurance ceded                                             (105)    (455)    (89)
                                                            ------    -----  ------
Net premiums                                                $1,722    $ (38) $1,710
                                                            ======    =====  ======
Reinsurance recoveries netted against policyholder benefits $    -    $   -  $  450
                                                            ======    =====  ======

      Reinsurance recoverables, included in premiums and other receivables, were immaterial for the years ended December 31, 2004 and 2003.

5.  INCOME TAXES

      The provision for income taxes for continuing operations was as follows:

                                          YEARS ENDED DECEMBER 31,
                                          ---------------------
                                           2004     2003    2002
                                          ------   ------  ------
                                          (DOLLARS IN THOUSANDS)
               Current:
                 Federal                  $  507   $ (840) $ (382)
               Deferred:
                 Federal                   1,943    1,696   1,180
                                          ------   ------  ------
               Provision for income taxes $2,450   $  856  $  798
                                          ======   ======  ======

      Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ---------------------
                                                2004      2003    2002
                                               ------    ------  -----
                                               (DOLLARS IN THOUSANDS)
          Tax provision at U.S. statutory rate $2,844    $1,018  $ 943
          Tax effect of:
            Tax exempt investment income         (375)     (162)  (145)
            Other, net                            (19)        -      -
                                               ------    ------  -----
          Provision for income taxes           $2,450    $  856  $ 798
                                               ======    ======  =====

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                       DECEMBER 31,
                                                     ---------------------
                                                       2004        2003
                                                      -------     -------
                                                     (DOLLARS IN THOUSANDS)
          Deferred income tax assets:
            Policyholder liabilities and receivables $ 7,218     $ 6,129
            Tax basis of intangible assets purchased     311         388
            Investments                                  675         718
            Loss and credit carryforwards                447         484
                                                      -------     -------
                                                       8,651       7,719
                                                      -------     -------
          Deferred income tax liabilities:
            Deferred policy acquisition costs         13,160      10,852
            Net unrealized investment gains              551         440
            Other                                        852         336
                                                      -------     -------
                                                      14,563      11,628
                                                      -------     -------
          Net deferred income tax liability          $(5,912)    $(3,909)
                                                      =======     =======

      The Company has capital loss carryforwards of $1,276 thousand at December 31, 2004, which will expire between 2005 and 2008. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

      The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

      The Company joins MLIIC's includible affiliates in filing a consolidated federal income tax return. The consolidating companies have executed a tax allocation agreement. Pursuant to the tax allocation agreement, the amounts due from affiliates are $1,832 thousand in 2004 and $1,097 thousand in 2003.

6.  COMMITMENTS AND CONTINGENCIES

      LITIGATION

      Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

      MetLife has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information relating to compensation agreements between insurance brokers and MetLife and its affiliates. MetLife also has received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. Many insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation practices. MetLife is continuing to conduct an internal review of its commission payment practices. The Company continues to fully cooperate with these inquiries.

      Various litigation, claims, requests or assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      SUMMARY

      It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters that may be brought against the Company, very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

      GUARANTEES

      In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

      The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant.

7.  EQUITY

      DIVIDEND RESTRICTIONS

      Only dividends from statutory earned surplus can be paid by State of California insurance companies to shareholders without prior approval of the insurance commissioner. The Company has negative earned surplus and as such, no dividends are permissible in 2005 without prior approval of the insurance commissioner.

      STATUTORY EQUITY AND INCOME

      The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The California State Department of Insurance (the "Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in California.

      Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

      Statutory net loss of the Company, a California domiciled insurer, was $5,094 thousand, $437 thousand and $4,639 thousand for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus, was $40,928 thousand and $21,810 thousand at December 31, 2004 and 2003, respectively.

      OTHER COMPREHENSIVE INCOME (LOSS)

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 to avoid double-counting in other comprehensive (loss) income items that are included as part of net income for the current year that have been reported as a part of other comprehensive (loss) income:

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2004     2003     2002
                                                                ------  -------  -------
                                                                 (DOLLARS IN THOUSANDS)
Holding (losses) gains on investments arising during the year   $ (277) $(4,672) $ 2,662
Income tax effect of holding (losses) gains                         97    1,635     (869)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
    income                                                        (596)     784      768
  Amortization of premiums and accretion of discounts
    associated with investments                                  1,236      990     (126)
  Income tax effect                                               (224)    (621)    (210)
Allocation of holding (losses) gains on investments relating to
  other policyholder amounts                                       (47)   2,627   (2,207)
Income tax effect of allocation of holding (losses) gains to
  other policyholder amounts                                        16     (919)     721
                                                                ------  -------  -------
Other comprehensive income (loss)                               $  205  $  (176) $   739
                                                                ======  =======  =======

8.  OTHER EXPENSES

      Other expenses were comprised of the following:

                                                 YEARS ENDED DECEMBER 31,
                                                --------------------------
                                                  2004     2003      2002
                                                -------  --------  -------
                                                  (DOLLARS IN THOUSANDS)
     Compensation                               $   139  $    221  $   125
     Commissions                                  9,443    11,959    7,073
     Interest and debt issue costs                    2       107       37
     Amortization of policy acquisition costs     2,983     2,148    1,766
     Capitalization of policy acquisition costs  (9,066)  (11,719)  (8,650)
     Other                                          333       607      857
                                                -------  --------  -------
       Total other expenses                     $ 3,834  $  3,323  $ 1,208
                                                =======  ========  =======

9.  FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                              CARRYING   ESTIMATED
                                               VALUE     FAIR VALUE
              DECEMBER 31, 2004               --------   ----------
                                              (DOLLARS IN THOUSANDS)
              ASSETS:
                Fixed maturities              $206,574    $206,574
                Mortgage loans on real estate   10,298       9,618
                Policy loans                     1,199       1,199
                Cash and cash equivalents        4,626       4,626
              LIABILITIES:
                Policyholder account balances  184,821     172,550

                                              CARRYING   ESTIMATED
                                               VALUE     FAIR VALUE
              DECEMBER 31, 2003               --------   ----------
                                              (DOLLARS IN THOUSANDS)
              ASSETS:
                Fixed maturities              $190,618    $190,618
                Mortgage loans on real estate    3,302       3,562
                Policy loans                     1,089       1,089
                Short-term investments             232         232
                Cash and cash equivalents       12,788      12,788
              LIABILITIES:
                Policyholder account balances  192,507     172,278

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

         FIXED MATURITIES

            The fair value of fixed maturities is based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

         MORTGAGE LOANS ON REAL ESTATE

            Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

         POLICY LOANS

            The carrying values for policy loans approximate fair value.

         CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

            The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

         POLICYHOLDER ACCOUNT BALANCES

            The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

10. RELATED PARTY TRANSACTIONS

      The Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies for 2004, 2003 and 2002. Metropolitan Life Insurance Company provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. MetLife Investors Group, Inc. ("MLIG") and MetLife Investors Distribution Company provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2004, 2003 and 2002 by the Company were $249 thousand, $548 thousand and $686 thousand, respectively.

      Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand alone entity.

      The Company received cash capital contributions of $25,000 thousand and $11,000 thousand from MLIIC during the years ended 2004 and 2003, respectively. There were no capital contributions during the year ended December 31, 2002.

      On September 10, 2002, the Company's Board of Directors approved an Agreement and Plan of Merger ("the Agreement") providing for the merger of the Company with and into MLIIC, with MLIIC being the surviving corporation of the merger. MLIIC has received the certificate of authority and authorization to offer variable life insurance. It is pursuing authorization to offer variable annuities from the Department. Upon receipt of this final approval, the Agreement will be presented to MetLife, as sole shareholder of MLIIC for approval.